UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Delek US Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act rules 14a6(i)(1) and 0-11

NOTICE OF THE 2023 ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Delek US Holdings, Inc. (the “Company,” “Delek,” “we,” “us,” or “our”) will be held on May 3, 2023 at 11:00 a.m., central time, for the following purposes:

(1)	To elect nine directors of the Company to serve until the 2024 Annual Meeting of Stockholders or until their respective successors are appointed, elected and qualified;
(2)	To adopt the advisory resolution approving the Company’s executive compensation program for our named executive officers as described in the Proxy Statement;
(3)	To select, on an advisory basis, the frequency of advisory votes on the Company’s executive compensation program for named executive officers by our stockholders;
(4)	To approve an amendment to our 2016 Long-Term Incentive Plan to increase the number of shares available for issuance thereunder;
(5)	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year; and
(6)	To transact any other business properly brought before the Annual Meeting.

We will once again conduct a virtual annual meeting, which we believe provides expanded access, improved communications and cost and time savings for our stockholders and the Company. You may virtually attend the meeting, submit questions, and vote your shares by visiting www.virtualshareholdermeeting.com/DK2023 as described in the accompanying Proxy Statement.

Additional information concerning the matters to be voted upon at the Annual Meeting is set forth in the Company’s proxy materials. We have enclosed the 2022 Annual Report, Proxy Statement (together with this notice of Annual Meeting), and proxy card or voting instruction form. If you have any questions or need assistance, please contact our Investor Relations department at (615) 767-4344.

Only stockholders of record at the close of business on March 13, 2023 are entitled to receive notice of and vote at the Annual Meeting and at any postponement(s) or adjournment(s) thereof. A list of these stockholders will be open for examination by any stockholder for any purpose germane to the Annual Meeting for ten (10) days prior to the Annual Meeting at our corporate headquarters.

If you were a stockholder at the close of business on March 13, 2023, it is important that you vote your shares as soon as possible using one of the methods set forth on the proxy card or voting instruction form or by signing and returning your proxy card. Your vote is important and you are encouraged to vote your shares as soon as possible, even if you plan to participate in and vote at the Annual Meeting.

It is important that your shares be represented at the Annual Meeting. Even if you plan to attend the Annual Meeting virtually, it is important that you read the enclosed Proxy Statement and promptly vote by completing, signing, and dating the proxy card and mailing it in the enclosed, postage pre-paid envelope. You may also vote by telephone or by the Internet by following the instructions on the proxy card. Please note that if you hold your shares as a beneficial owner through a bank or broker and you do not provide voting instructions with respect to any given proposal, your bank or broker will not be permitted to vote on your behalf on such proposal.

By Order of the Board of Directors, Denise McWatters Executive Vice President, General Counsel and Corporate Secretary Delek US Holdings, Inc. March 24, 2023	May 3, 2023 11:00 a.m., central time Online at www.virtualshareholdermeeting.com/DK2023

ADDITIONAL INFORMATION

On or about March 24, 2023, we expect to mail our proxy materials to all stockholders of record as of the record date. Our proxy materials include the Notice of the 2023 Annual Meeting of Stockholders, this Proxy Statement, a proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (“2022 Annual Report”). Copies of these documents are also available on the Investor Relations page of our website at www.delekus.com. You may also obtain these materials at the SEC website at www.sec.gov. For additional questions, assistance in submitting proxies or voting shares, or to request additional copies of the Proxy Statement or the enclosed proxy card, please contact our Investor Relations department at (615) 767-4344.

The Company’s 2022 Annual Report is not proxy soliciting material. Except to the extent specifically referenced herein, information contained or referenced on our website is not incorporated by reference into, and does not form a part of, this Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON MAY 3, 2023

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), the Company’s proxy materials are available over the Internet at ir.delekus.com/sec-filings.

This Notice of the 2023 Annual Meeting of Stockholders, the accompanying Proxy Statement, the Company’s 2022 Annual Report, and form of proxy card, and any amendments thereto, are available free of charge at https://ir.delekus.com/proxy-materials.

Stockholders may obtain a paper or email copy of these materials at no charge at https://ir.delekus.com/proxy-materials or by writing to the Corporate Secretary at the Company’s corporate headquarters located at 310 Seven Springs Way, Suite 500, Brentwood, Tennessee 37027. Upon payment of a reasonable fee, stockholders may also obtain a copy of the exhibits to our 2022 Annual Report.

For information on how to attend, vote and participate at the Annual Meeting, any control/identification numbers needed and instructions on how to access or request a proxy card, please contact our Investor Relations department at (615) 767-4344 requesting such information.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF THE BOARD’S NINE NOMINEES UNDER PROPOSAL 1, “FOR” PROPOSAL 2 TO ADOPT THE ADVISORY RESOLUTION APPROVING THE COMPANY’S EXECUTIVE COMPENSATION PROGRAM FOR OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THE PROXY STATEMENT, “EVERY YEAR” FOR THE NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE EXECUTIVE COMPENSATION ADVISORY VOTES UNDER PROPOSAL 3, “FOR” PROPOSAL 4 TO APPROVE AN AMENDMENT TO OUR 2016 LONG-TERM INCENTIVE PLAN, AND “FOR” PROPOSAL 5 TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2023 FISCAL YEAR, USING THE ENCLOSED PROXY CARD.

Additionally, if you have any questions or require assistance in authorizing a proxy or voting your shares of our Common Stock or in obtaining any of the above materials, please contact our Investor Relations department at (615) 767-4344. We are not aware of any other business, or any other nominees for election as directors, that may properly be brought before the Annual Meeting.

PROXY STATEMENT

SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This is only a summary and may not contain all of the information that is important to you. For more complete information, please review this Proxy Statement in its entirety, as well as our 2022 Annual Report. The Company’s 2022 Annual Report is not proxy soliciting material.

2023 Meeting Information

This Proxy Statement is first being furnished to stockholders on or about March 24, 2023 in connection with the solicitation by the Board of Directors (the “Board”) of Delek US Holdings, Inc. (“we,” “us,” “our” or the “Company”) of proxies to be voted at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”), and at any adjournment or postponement of such meeting.

Record Date	March 13, 2023
Meeting Date	May 3, 2023
Meeting Time	11:00 a.m., central time
Meeting Location	Online at www.virtualshareholdermeeting.com/DK2023

Matters to Be Voted Upon

PROPOSALS	BOARD RECOMMENDATIONS	PAGE REFERENCES
PROPOSAL 1. ELECTION OF NINE DIRECTORS	FOR each Company nominee named herein	26
PROPOSAL 2. ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION	FOR	69
PROPOSAL 3. ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION	EVERY YEAR	73
PROPOSAL 4. APPROVE THE AMENDMENT TO OUR 2016 LONG-TERM INCENTIVE PLAN	FOR	74
PROPOSAL 5. RATIFY THE APPOINTMENT OF AUDITORS	FOR	85

Stockholders will also transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

A copy of this Notice of 2023 Annual Meeting of Stockholders and Proxy Statement is being sent to stockholders beginning on or about March 24, 2023.

How to Vote

Your vote is important. Even if you plan to attend the Annual Meeting, to ensure that your shares are represented and voted at the Annual Meeting, we encourage you to submit your proxy card or voting instructions form as soon as possible or to vote by Internet or phone prior to the Annual Meeting by following the instructions on your proxy card (though holders in “street name” should follow the instructions given to them by their bank, broker or other nominee to vote their shares). Internet and phone voting will close at 11:59 p.m. eastern time on May 2, 2023.

VOTING ELIGIBILITY

Only stockholders as of the close of business on March 13, 2023 (the “Record Date”) are eligible to vote at the Annual Meeting or by proxy and each such stockholder shall have one vote for each share of Common Stock held on the Record Date.

VOTING METHODS
BEFORE THE MEETING	DURING THE MEETING

BY INTERNET

Go to
www.proxyvote.com
for voting instructions or scan the QR code on your Important Notice Regarding the Availability of Proxy Materials or proxy card with your smartphone, then cast your vote electronically by 11:59 p.m. (Eastern Daylight Time) on May 2, 2023.

BY TELEPHONE

You may call
1-800-690-6903
on a touch-tone telephone and follow the instructions provided by the recorded message to vote your shares by telephone by 11:59 p.m. (Eastern Daylight Time) on May 2, 2023.

BY MAIL You may promptly mail your completed and executed proxy card in the postage-paid envelope, which must be received by the Company on or prior to May 2, 2023.

VIRTUAL MEETING

Go to www.virtualshareholdermeeting.
com/DK2023 and follow the posted instructions. You will need the 16-digit control number included on your Notice of Internet Availability, your proxy card, or the voting instructions that accompany your proxy materials.

2

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Statements contained in this Proxy Statement which are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties such as those described in our Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent filings with the SEC. Such risks and uncertainties include inherent risks and uncertainties relating to our internal models or the projections in this Proxy Statement; risks and uncertainties associated with the acquisition of 3 Bear Delaware Holding – NM, LLC (“3 Bear”) by Delek Logistics Partners, LP (the “3 Bear Acquisition”); the COVID-19 pandemic; negative changes in economic and industry conditions in the United States or other countries including those due to the ongoing conflict between Ukraine and Russia; disruptions to our refining operations; litigation and other judicial proceedings affecting the Company; restrictions on our liquidity or business operations resulting from our debt agreements; infringement of our technology or the assertion that our technology infringes the rights of other parties; risks and uncertainties associated with our information technology systems, including the potential for breaches of security and evolving regulations regarding privacy and data protection; increases in the prices of commodity components; potential for significant adverse changes in governing regulations; changes in tax laws and regulations in the United States; termination or interruption of relationships with our suppliers, or failure of such suppliers to perform; fluctuations in interest rates; concentration of a substantial portion of our revenues among four refining facilities; volatility in the market price of our common stock; failure to comply with applicable environmental laws; changes in key personnel; work stoppage or transportation risks; price and product competition; availability of labor and commodities; and other factors referenced in the 2022 Annual Report and other materials filed with the SEC. All subsequent forward-looking statements attributable to the Company or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Actual results will likely differ, and may differ materially, from anticipated results. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results, and the Company assumes no obligation to update or disclose revisions to those estimates.

DELEK US HOLDINGS, INC.	2023 PROXY STATEMENT | 3

This Proxy Statement and our 2022 Annual Report are also available at ir.delekus.com/proxy-materials

QUESTIONS AND ANSWERS

Why am I receiving these proxy materials?

This Proxy Statement and enclosed form of proxy (first made available to stockholders on or about March 24, 2023) are furnished in connection with the solicitation by our Board of proxies for use at the Annual Meeting or at any postponement or adjournment thereof.

How do I attend the Annual Meeting?

The Annual Meeting will be a virtual meeting of stockholders, which we believe provides expanded access to the meeting, improves communications and provides cost and time savings for our stockholders and the Company. If you are a stockholder as of the Record Date, March 13, 2023, a proxy for a record stockholder or a beneficial owner of the Company’s common stock, $0.01 par value (“Common Stock”), with evidence of ownership, you will be able to attend the Annual Meeting and vote and submit questions during the Annual Meeting via a live webcast by visiting www.virtualshareholdermeeting.com/DK2023 and entering the 16-digit control number included in our notice of Internet availability of the proxy materials, on your proxy card, or in the instructions that accompanied your proxy materials. We intend to answer all questions submitted during the meeting which are pertinent to the Company and the meeting matters, as time permits. The Annual Meeting will convene at 11:00 a.m. on May 3, 2023.

How does the Board recommend that I vote?

The Board recommends that you vote: (1) “FOR” each of the nine nominees to the Board named in this Proxy Statement; (2) “FOR” the advisory resolution approving the executive compensation program for our named executive officers; (3) “EVERY YEAR” for the non-binding advisory vote on the frequency of future executive compensation advisory votes; (4) “FOR” the amendment to our 2016 Long-Term Incentive Plan; and (5) “FOR” the ratification of the appointment of Ernst & Young LLP (“Ernst & Young”) as our independent registered public accounting firm for the 2023 fiscal year.

Who is entitled to vote?

Holders of record of our Common Stock, at the close of business on the Record Date are entitled to vote at the Annual Meeting. On the Record Date, 66,993,576 shares of Common Stock were issued and outstanding. The Common Stock is our only outstanding class of voting securities. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. If you virtually attend the Annual Meeting, which is the only way to attend the Annual Meeting, you may vote your shares online. Votes submitted and received as provided below on or before 11:59 p.m. eastern time on May 2, 2023 will be counted. Only votes submitted online at the virtual Annual Meeting will be counted after that time.

DELEK US HOLDINGS, INC.	2023 PROXY STATEMENT | 4

How do I vote?

If you were a stockholder of record at the close of business on March 13, 2023, you can vote your shares by any one of the following methods:

VOTING METHODS
BEFORE THE MEETING	DURING THE MEETING

BY INTERNET

Go to
www.proxyvote.com
for voting instructions or scan the QR code on your Important Notice Regarding the Availability of Proxy Materials or proxy card with your smartphone, then cast your vote electronically by 11:59 p.m. (Eastern Daylight Time) on May 2, 2023.

BY TELEPHONE

You may call
1-800-690-6903
on a touch-tone telephone and follow the instructions provided by the recorded message to vote your shares by telephone by 11:59 p.m. (Eastern Daylight Time) on May 2, 2023.

BY MAIL You may promptly mail your completed and executed proxy card in the postage-paid envelope, which must be received by the Company on or prior to May 2, 2023.

VIRTUAL MEETING

Go to www.virtualshareholdermeeting.
com/DK2023 and follow the posted instructions. You will need the 16-digit control number included on your Notice of Internet Availability, your proxy card, or the voting instructions that accompany your proxy materials.

Even if you currently plan to virtually attend the Annual Meeting, we recommend that you submit your proxy by one of the methods described above so that your shares will be represented and your vote will be counted if you later decide not to virtually attend and vote online at the Annual Meeting. If you hold your shares in street name, you may virtually attend and vote your shares online at the Annual Meeting only if you have obtained a legal proxy from your brokerage firm, bank, trustee or other nominee giving you the right to vote the shares at the Annual Meeting.

How do I vote my shares if they are held in street name?

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company (“AmStock”), you are a “stockholder of record” (or “registered stockholder”) of those shares, and these proxy materials have been provided directly to you by the Company. If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “beneficial owner” of shares held in “street name.” If your shares are held in street name, these proxy materials are being forwarded to you by your brokerage, bank, trust or other nominee as custodian (the “record holder”), along with voting instructions. As the beneficial owner, you have the right to direct your record holder how to vote your shares by using the voting instructions card, and the record holder is required to vote your shares in accordance with your instructions.

How will voting on any other business be conducted?

Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to each of Avigal Soreq, our President and Chief Executive Officer, and Reuven Spiegel, our Executive Vice President and Chief Financial Officer, to vote your shares on such matters at their discretion.

DELEK US HOLDINGS, INC.	2023 PROXY STATEMENT | 5

Can I revoke or change my vote?

Yes. You may revoke or change your proxy, including a proxy submitted via internet or telephone as described in this Proxy Statement by: (a) notifying our Corporate Secretary in writing on or before May 3, 2023; (b) submitting a later-dated but still timely proxy card by mail on or before May 3, 2023; or (c) virtually attending and voting online at the Annual Meeting. If you are a beneficial owner with your shares held in street name, you must follow the instructions of your broker, bank, trust or other nominee who is the registered stockholder of your shares to revoke a proxy. The latest-dated, timely, properly completed voting instructions that you submit will count as your vote. If a vote has been recorded for your shares and you submit a proxy card that is not properly signed and dated, the previously recorded vote will stand.

What if I submit my proxy but I do not specify how I want my shares voted?

If you submit a proxy but do not specify how you want your shares to be voted, the proxy holder will vote your shares in accordance with the recommendations of the Board of Directors for the five proposals described in this Proxy Statement. If other matters requiring the vote of stockholders properly come before the Annual Meeting, it is the intention of the persons named on the proxy card to vote proxies held by them in accordance with their best judgment.

What does it mean if I get more than one proxy card?

If your shares are registered in more than one name or in more than one account, you will receive more than one card. Please complete and return all of the proxy cards you receive to ensure that ALL of your shares are voted.

Who is soliciting my vote?

Your vote is being solicited by our Board. Certain of our officers, directors and employees, none of whom will receive additional compensation therefor, may solicit proxies by telephone or other personal communication. The Company may also engage a third party proxy solicitor. We will bear the cost of the solicitation of the proxies, including postage, printing and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares of Common Stock.

Who will count the vote?

Broadridge Financial Solutions, Inc. (“Broadridge”) will serve as master tabulator and a representative of Broadridge will act as the inspector of the elections.

What is a “quorum”?

A “quorum” is the presence of the holders of a majority of the outstanding shares entitled to vote either virtually attending or represented by proxy at the meeting. There must be a quorum for the Annual Meeting to be lawfully conducted. Proxies received but marked as abstentions, withheld votes and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What are the voting requirements to approve each proposal?

Delek has implemented majority voting in uncontested elections of directors. Accordingly, Delek’s Fifth Amended and Restated Bylaws (the “Bylaws”) provide that in an uncontested election of directors, a nominee for director shall be elected if the number of votes cast “for” a nominee’s election exceeds the number of votes cast “against” that nominee’s election at a meeting at which a quorum is present in person or represented by proxy. To approve the advisory resolution approving the executive compensation program for our named executive officers, the proposal to approve the amendment of our 2016 Long-Term Incentive Plan, and the proposal to ratify the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2023, a majority of shares of Common Stock represented at the Annual Meeting and entitled to vote thereon must vote in favor of each proposal. A plurality of votes is required to approve the advisory resolution on how often the advisory vote on the Company’s executive compensation program for named executive officers should be presented to our stockholders.

What is the effect of abstentions, withheld votes and broker non-votes?

Abstentions and instructions to withhold authority to vote will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum exists. Shares that are not voted in the election of directors, including broker non-votes, will have no direct effect in the election of directors. Those shares, however, are taken into account in determining whether a sufficient number of shares are present to establish a quorum. Abstentions have the same effect as a vote “against” Proposals 2, 4, and 5. Broker non-votes will have no effect on the outcome of Proposals 2, 4, and 5. Abstentions and broker non-votes will not count toward the outcome of the vote on Proposal 3.

DELEK US HOLDINGS, INC.	2023 PROXY STATEMENT | 6

“Broker non-votes” are shares held by brokers or nominees which are present by virtually attending the Annual Meeting or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under New York Stock Exchange (“NYSE”) rules, NYSE-member brokers who hold shares of Common Stock in street name for their customers and have transmitted our proxy solicitation materials to their customers, but do not receive voting instructions from such customers, will be permitted to vote on discretionary items.

•	Non-Discretionary Items. The election of directors, the approval of the advisory resolution approving the executive compensation program for our named executive officers, the selection, on an advisory basis, of the frequency of advisory votes on the Company’s executive compensation program for named executive officers by our stockholders, and the approval of the amendment of our 2016 Long-Term Incentive Plan are considered non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners.
•	Discretionary Items. The ratification of the appointment of Ernst & Young LLP as independent auditors is a discretionary item. Generally, brokers, banks and other nominees that do not receive voting instructions from beneficial owners may be able vote on this Proposal in their discretion.

Can I change the number of copies of the Annual Meeting materials that I receive?

Yes. The Company will generally deliver one copy of its proxy materials to each address where multiple record holders of our Common Stock reside, unless we have received instructions to the contrary, a process commonly referred to as “householding.” If you are a registered stockholder and would like to have separate copies of the proxy materials mailed to you in the future, or you would like to have a single copy of the proxy materials mailed to you in the future, please contact your bank, broker, or other nominee record holder, or you can notify the Company by sending a written request. Written requests for additional information or additional proxy materials should be directed to our Corporate Secretary, Delek US Holdings, Inc., 310 Seven Springs Way, Suite 500, Brentwood, Tennessee 37027, (615) 767-4344 or by sending an e-mail to Investor.Relations@delekus.com.

Who should I call if I have questions or need assistance voting my shares?

If you have any questions or need assistance in voting your shares, please call our Investor Relations department at (615) 767-4344.

Why is the Annual Meeting being held in virtual-only format this year?

We will once again conduct a virtual annual meeting, which we believe provides expanded access, improved communications and cost and time savings for our stockholders and the Company. The Annual Meeting is planned to be a completely virtual meeting of stockholders, and will be conducted exclusively by webcast at www.virtualshareholdermeeting.com/DK2023.

How can I participate in the Annual Meeting?

You may virtually attend, submit questions and vote your shares during the Annual Meeting by visiting our Annual Meeting website at www.virtualshareholdermeeting.com/DK2023.

Registered Stockholders

Stockholders of record as of the Record Date may attend the Annual Meeting online by visiting the website www.virtualshareholdermeeting.com/DK2023 and entering the 16-digit control number included in our notice of Internet availability of the proxy materials, on your proxy card, or in the instructions that accompanied your proxy materials. Please have your proxy card containing your control number available and follow the instructions to attend the virtual Annual Meeting.

Beneficial Stockholders

Stockholders whose shares are held through a broker, bank or other nominee as of the Record Date may attend the Annual Meeting online by visiting the website www.virtualshareholdermeeting.com/DK2023 and entering the 16-digit control number included in our notice of Internet availability of the proxy materials, on your proxy card, or in the instructions that accompanied your proxy materials. Please have your proxy card containing your control number available and follow the instructions to attend the virtual Annual Meeting. If you are a beneficial stockholder and you wish to vote your shares online during the virtual Annual Meeting, rather than submitting your voting instructions before the Annual Meeting, you will need to contact your bank, broker or other nominee to obtain a legal proxy form that you must submit in PDF or Image file format with your ballot when voting online during the Annual Meeting.

DELEK US HOLDINGS, INC.	2023 PROXY STATEMENT | 7

Even if you plan to virtually attend the Annual Meeting, we recommend that you also vote by proxy as described above so that your vote will be counted if you later decide not to virtually attend the Annual Meeting. The Annual Meeting will begin promptly at 11:00 a.m., central time. Online check-in will begin at 10:45 a.m., central time, and you should allow ample time for the online check-in procedures.

In order to ensure that your shares are represented at the Annual Meeting, we strongly encourage you to vote your shares by proxy prior to the Annual Meeting, and further encourage you to submit your proxies electronically — by telephone or by Internet — by following the simple instructions on the enclosed proxy card. Your vote is important, and voting electronically should facilitate the timely receipt of your proxy despite any potential disruptions in mail service.

May stockholders ask questions at the Annual Meeting?

Yes. Stockholders who attend the Annual Meeting will have the ability to submit questions during the Annual Meeting by visiting our Annual Meeting website at www.virtualshareholdermeeting.com/DK2023. We intend to answer all questions submitted during the meeting which are pertinent to the Company and the meeting matters, as time permits. Detailed guidelines for submitting questions during the meeting are available on the Investor Relations page of our website at www.delekus.com.

What if I have technical difficulties or trouble accessing the Annual Meeting?

Beginning 15 minutes prior to the start of and during the meeting, we will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting or during the meeting time, please call the technical support number that will be posted on the virtual meeting login page.

Is it possible that the meeting format will be changed so that it is no longer virtual only?

We believe a virtual-only format provides expanded access, improves communications and provides cost and time savings for our stockholders and the Company. However, if it becomes necessary or advisable to change the format of the meeting as circumstances evolve, we will notify stockholders as soon as practicable.

Do stockholders have any appraisal or dissenters’ rights on the matters to be voted on at the Annual Meeting?

No, stockholders of the Company will not have rights of appraisal or similar dissenters’ rights with respect to any of the matters identified in this Proxy Statement to be acted upon at the Annual Meeting.

How can I obtain additional information about the Company?

Copies of our Annual Report to Stockholders and Annual Report on Form 10-K for the year ended December 31, 2022, and our other annual, quarterly and current reports, and any amendments to those reports, are filed with the SEC, and are available free of charge on our website, which is located at www.delekus.com. These reports and other information are filed electronically with the SEC and are available at the SEC’s website, www.sec.gov. Copies of these reports will be sent without charge to any stockholder requesting it in writing to our Corporate Secretary, Delek US Holdings, Inc., 310 Seven Springs Way, Suite 500, Brentwood, Tennessee 37027. The investor relations page of our website contains our press releases, earnings releases, financial information and stock quotes, as well as links to our SEC filings. The information posted on our website is not incorporated into this Proxy Statement.

DELEK US HOLDINGS, INC.	2023 PROXY STATEMENT | 8

CORPORATE GOVERNANCE

Composition of the Board

At the date of this Proxy Statement, the Board consists of seven independent directors (William J. Finnerty; Richard J. Marcogliese; Leonardo Moreno, Gary M. Sullivan, Jr.; Vasiliki (Vicky) Sutil; Laurie Z. Tolson; and Shlomo Zohar) and two employee directors (Ezra Uzi Yemin, the Executive Chairman of the Board, and Avigal Soreq, our President and Chief Executive Officer). Each of these individuals currently serves as a director of the Company and has been nominated for election at the Annual Meeting to serve for a one-year term expiring at our 2024 Annual Meeting of Stockholders or when his or her successor is duly appointed, elected and qualified.

The Board has five standing committees: the Audit Committee, the Human Capital and Compensation Committee, the Nominating and Corporate Governance Committee (the “Governance Committee”), the Environmental Health & Safety Committee (the “EHS Committee”), and the Technology Committee. The role of each of these standing committees is further described under “Committees of the Board of Directors” beginning on page 13. The following table shows the current composition of our standing committees.

	Audit Committee	Governance Committee	Human Capital and Compensation Committee	EHS Committee	Technology Committee
William J. Finnerty		●	«	●
Richard J. Marcogliese	●		●	«
Leonardo Moreno	●				●
Gary M. Sullivan, Jr.	«	●	●		●
Vicky Sutil	●	«		●
Laurie Z. Tolson		●	●		«
Shlomo Zohar	●		●		●

« = Chair    ● = Member

Board Diversity

The following graphic presents information about the ages and tenures of the members of our Board.

DELEK US HOLDINGS, INC.	2023 PROXY STATEMENT | 9

Executive Leadership Transition

Mr. Yemin served as our Chief Executive Officer for eighteen years, during which time the Company grew from a retail convenience store operator to a fully integrated downstream energy company with assets located along the Gulf Coast region, including four refineries, a strong midstream footprint, biodiesel plants and retail convenience store locations. The Board regularly conducts executive leadership succession planning and, in 2021 Mr. Yemin and the Board began to discuss the Company’s next generation of leadership in light of the Company’s strong foundation and positive momentum. Both Mr. Yemin and the Board believed that a change in the CEO position would only be desirable if an appropriate candidate to build on this foundation could be identified. To advance this process, the Board established a committee of independent directors (the “CEO Selection Committee”) to explore a potential transition of the CEO position.

The CEO Selection Committee met numerous times during 2021 and 2022 to consider the appropriate timing and structure of a potential CEO transition. The CEO Selection Committee consisted of William J. Finnerty as its Chair, Richard J. Marcogliese, Vicky Sutil, and Shlomo Zohar. In addition, Ron Haddock, the Lead Independent Director of Delek Logistics Partners, LP (“DKL” or “Delek Logistics”), participated as a non‑voting member of the CEO Selection Committee. During this process, Avigal Soreq, the then-current Chief Executive Officer of El Al Israel Airlines Ltd., the national airline of Israel, and formerly a senior executive of the Company from 2012 to 2021, was identified as the appropriate candidate. On March 27, 2022, the CEO Selection Committee recommended, and the Board approved, the transition of Mr. Yemin to the new role of Executive Chairman of the Company, and the appointment of Mr. Soreq as the new President and CEO of the Company, which was effective June 9, 2022. On March 27, 2022 the General Partner of Delek Logistics also approved the appointment of Mr. Soreq as the new President of Delek Logistics.

As Executive Chairman, Mr. Yemin helps oversee the Company’s strategic direction and innovation efforts in addition to his Board leadership duties.

As the new CEO of the Company, Mr. Soreq leads the Company, including overseeing other executives of the Company. Mr. Soreq has an extensive level of experience and knowledge about the Company from his previous service in senior leadership positions across our organization, including most recently as the Company’s Chief Operating Officer from March 2020 until January 2021. Mr. Soreq played an instrumental role in establishing our operational capabilities and growing our business during his tenure with us from 2012 until 2021. Prior to returning to the Company, Mr. Soreq served as the CEO of El Al Israel Airlines. His balanced combination of first‑hand insight into the Company as well as outside executive perspective makes him uniquely positioned lead the Company.

Board Leadership

The Board is led by the Board’s Executive Chairman, Mr. Yemin. In accordance with our Bylaws and Corporate Governance Guidelines (our “Governance Guidelines”), the Governance Committee and the Board periodically evaluate our leadership structure, including whether the roles of Chief Executive Officer and Chair of the Board should be held by the same or different individuals. Our Bylaws allow the Board flexibility to determine from time to time whether the two roles should be combined or separated based upon circumstances existing at such time. As discussed above, in March 2022 the Board approved the transition of Mr. Yemin to the role of Executive Chairman and the appointment of Avigal Soreq as the Company’s next CEO in June 2022. The Board believes Mr. Yemin’s appointment as Executive Chairman allows him to effectively identify strategic priorities and lead the Board’s oversight of the Company’s operations during the transition to Mr. Soreq as CEO. In light of these factors, combined with Mr. Yemin’s leadership skills, extensive history with the Company and industry expertise, the Board believes his holding the role of Executive Chairman is in the best interest of the Company and its stockholders at this time. The Governance Committee and the Board will continue to periodically evaluate our leadership structure, including these roles, in the future.

Because the Executive Chairman of the Board is not an independent director, the Board considers it to be useful and appropriate to designate an independent director to serve in a lead capacity (the “Lead Independent Director”) to coordinate the activities of the other independent directors and to perform such other duties and responsibilities as the Board may determine from time to time. Mr. Zohar has served as the Board’s Lead Independent Director since February 24, 2020. The Lead Independent Director is appointed annually by a majority of the independent directors on the Board and may be removed from or replaced in that position by a majority of the independent directors at any time. The Lead Independent Director will chair all meetings of the Board at which the Executive Chairman is not present, including executive sessions of the independent directors, call additional meetings of the independent directors as deemed appropriate, and perform such other functions as the Board may direct, including: (i) serving as principal liaison between the independent directors, on one hand, and the Executive Chairman and senior management, on the other hand; (ii) providing input from the Board and make recommendations to the Executive Chairman regarding Board meetings including with respect to meeting frequency, dates, locations, agendas, management participation and other matters; and (iii) consulting with the Executive Chairman regarding information submitted by our management that

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is necessary or appropriate for the Board’s deliberations. In addition, the Lead Independent Director has the authority to engage in direct communication, as appropriate, with our major stockholders, and engage outside counsel and consultants.

Director Independence

At the date of this Proxy Statement and at all times during 2022, the Board was composed of a majority of independent directors. The Board has affirmatively determined that Messrs. Finnerty, Marcogliese, Moreno, Sullivan, and Zohar and Mses. Sutil and Tolson are each independent under the rules and regulations of the NYSE, the SEC and Company guidelines, and meet the requirements for non-employee directors under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). In reaching its determinations, the Board affirmatively determined that these individuals have no material relationship with us or our management, either directly or as a partner, stockholder or officer of an organization that has a relationship or has engaged in transactions with us or with our management. The Board based this determination and its independence determinations on a review of all of the relevant facts and circumstances, including the responses of the directors to questions regarding their employment history, compensation, affiliations and other relationships including but not limited to familial, commercial, industrial, banking, consulting, legal, accounting, charitable and other relationships.

2022 Board Meetings

Board Meetings. The Board held 18 meetings during 2022 and each director attended at least 75% of all Board and committee meetings on which he or she served during the year. While we do not have a policy with regard to Board member attendance at annual meetings of our stockholders, all directors serving at the time of our 2022 Annual Meeting of Stockholders attended the annual meeting on May 3, 2022.
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Executive Sessions. Our independent directors also met in executive sessions without management present during each quarterly meeting of the Board in 2022. Our Lead Independent Director, Mr. Zohar, presided over these executive sessions of independent directors. The Board intends to continue to conduct such executive sessions of independent directors as necessary or desirable in 2023, including in connection with each regular quarterly meeting. The Lead Independent Director will continue to preside at executive sessions of independent directors.

DIRECTORS’ EXPERIENCES AND SKILLS
PUBLIC COMPANY LEADERSHIP EXPERIENCE	●	●	●	●	●		●	●	●
PUBLIC COMPANY BOARD EXPERIENCE	●	●	●	●	●	●	●	●	●
FINANCE	●	●	●	●	●	●	●	●	●
ACCOUNTING AND AUDITING	●	●	●	●	●	●			●
ENERGY INDUSTRY EXPERIENCE	●	●	●	●	●	●	●	●	●
RETAIL EXPERIENCE	●	●	●	●		●	●		●
OPERATIONS EXPERIENCE	●	●	●	●	●	●	●	●	●
INTERNATIONAL BUSINESS EXPERIENCE	●	●	●	●	●	●	●	●	●
RISK MANAGEMENT	●	●	●	●	●	●	●	●	●
COMPENSATION	●	●	●	●		●	●	●	●
ENVIRONMENTAL/SUSTAINABILITY	●	●	●	●	●	●	●	●	●
ESG/SOCIAL RESPONSIBILITY	●	●	●	●	●	●	●	●	●
CYBERSECURITY/INFORMATION TECHNOLOGY	●			●		●		●	●
M&A / CAPITAL MARKETS	●	●	●	●	●	●	●	●	●
STRATEGY	●	●	●	●	●	●	●	●	●
GOVERNMENT/REGULATORY/PUBLIC POLICY	●	●	●	●	●	●	●	●	●

Stockholder Engagement

The Company is committed to active stockholder engagement through a combination of investor conferences, non-deal roadshows, quarterly conference calls and ongoing dialogue with the analyst and investment community. Our ambition is to provide transparency and clearly articulate the strategic direction of the Company, along with key drivers that underpin financial performance. We strive to deliver sustainable, long-term value to our stakeholders by maintaining active dialogue and ensuring that our objectives are aligned.

Both the Board and our management team are committed to being prudent stewards of capital with a strong commitment to good corporate citizenship. We engage in ongoing efforts to address environmental, social and governance (“ESG”) matters that are important to our stockholders. In 2021, we formalized the responsibilities of our Board committees for overseeing ESG matters. The Governance Committee has general oversight responsibility for the Company’s ESG efforts. Specific areas overseen by the Governance Committee include Board and committee diversity, stockholder rights, sustainability reporting, and ESG ratings. The EHS Committee and Human Capital and

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Compensation Committee also have areas of oversight responsibility, subject to the overall oversight of the Governance Committee. The EHS Committee reviews ESG matters relevant to the health and safety of employees, the Company’s climate impact, environmental risk assessments, and those portions of sustainability reports that relating to environmental, health and safety matters. The Human Capital and Compensation Committee reviews employee diversity and inclusion, executive succession planning, and those portions of sustainability reports related to employment and compensation matters. The Audit Committee has responsibility for oversight of the inclusion of ESG disclosures in the Company’s financial statements and SEC disclosures. Overall, this alignment of committee responsibilities is intended to organize a comprehensive approach to addressing the most important ESG issues the Company faces.

Committees of the Board of Directors

The Board has five standing committees: the Audit Committee, the Human Capital and Compensation Committee, the Governance Committee, the EHS Committee, and the Technology Committee. Although primary responsibilities may be assigned to one of these committees, the Board receives regular, detailed reports from each committee, engages in additional discussion and oversight regarding matters of particular concern or importance, and non-committee members regularly participate in meetings of each committee. At all times during 2022, all of the members of each of the Company’s standing committees were independent as defined by the rules and regulations of the NYSE, the SEC and Company guidelines. The Governance Committee regularly reviews the membership on each of the Board’s five standing committees, and periodically considers whether rotation of committee members or chairs is in the best interests of the Company and its stockholders.

Audit Committee

On January 1, 2022, the Audit Committee was comprised of Messrs. Sullivan (chair), Marcogliese, and Zohar and Ms. Sutil. Mr. Moreno was appointed to the Audit Committee in October 2022. The Board has determined that (i) Messrs. Sullivan, Marcogliese, Moreno, and Zohar and Ms. Sutil each qualify as independent and financially literate under applicable SEC rules and regulations and the rules of the NYSE; and (ii) Messrs. Sullivan, Marcogliese and Zohar all qualify as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

Audit Committee Members	Independent	Financially Literate	Qualifies as an Audit Committee Financial Expert
Gary M. Sullivan, Jr. (Chair)	✓	✓	✓
Richard J. Marcogliese	✓	✓	✓
Leonardo Moreno	✓	✓
Vicky Sutil	✓	✓
Shlomo Zohar	✓	✓	✓

The Audit Committee met nine times during 2022. In performing its functions and to promote the independence of the audit, the Audit Committee consults separately and jointly with the independent auditors, our internal auditors, our Chief Executive Officer, our Chief Financial Officer, and other members of our management. Among other responsibilities, the Audit Committee is responsible for assisting Board oversight of:

•	The quality and integrity of our financial statements,
•	The disclosure and financial reporting process carried out by management and the systems of internal accounting and financial controls developed and carried out by management;
•	The independent audit of our financial statements;
•	The independent registered public accounting firm’s appointment, qualifications, independence, performance and compensation;
•	The internal audit function;
•	Our compliance with legal and regulatory requirements including procedures for the internal and external reporting of financial accounting, internal control and other concerns as required by the Sarbanes Oxley Act (the “whistleblower hotline”);
•	The general administration of our related party transactions policy; and
•	ESG-related financial disclosures in our financial reports, including compliance with SEC required disclosures, and the related internal controls over financial reporting.

Human Capital and Compensation Committee

On January 1, 2022, the Human Capital and Compensation Committee was comprised of Messrs. Finnerty (chair), Marcogliese, Sullivan, and Zohar and Ms. Tolson. In May 2022, on the recommendation of the Governance Committee, the Board approved a change of the Committee’s name from the Compensation Committee to the Human Capital and Compensation Committee. The Board has determined that Messrs. Finnerty, Marcogliese, Sullivan, and Zohar and Ms. Tolson each qualify as independent under applicable SEC rules and regulations

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and the rules of the NYSE and as a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act. The Human Capital and Compensation Committee met eight times in 2022. Under its charter, the Human Capital and Compensation Committee may delegate its authority to subcommittees, the chair of the committee, or to one or more officers of the Company to make grants of equity awards to non-named executive officers and non-Section 16 officers under our incentive or equity-based plans and only in accordance with the terms of such plans. The Human Capital and Compensation Committee is only permitted to delegate its authority when it deems such delegation to be appropriate and in the best interests of the Company.

As part of the governance and oversight process of the Company, the Human Capital and Compensation Committee supports the Board and works with management to ensure that compensation practices properly reflect management and Company philosophy, competitive practice and regulatory requirements. Among other responsibilities, the Human Capital and Compensation Committee is responsible for:

•	Our compensation practices, including ensuring they reflect the Board’s and our philosophy, competitive practices and regulatory requirements and aligned with our strategic direction;
•	Evaluating the performance of our Chief Executive Officer and approving the compensation awarded to our executive officers;
•	Overseeing equity awards issued under our long-term incentive plans;
•	Periodically evaluating our compensation and benefits programs generally, including risks relating thereto;
•	ESG matters related to employees and compensation; and
•	Overseeing and reviewing the Company’s strategies, policies, and practices related to human capital management, including aspects of the Company’s ESG initiatives related to human capital management.

Governance Committee

On January 1, 2022, the Governance Committee was comprised of Mses. Sutil (chair) and Tolson and Messrs. Finnerty and Sullivan. The Board has determined that Mses. Sutil and Tolson and Messrs. Finnerty and Sullivan each qualify as independent under applicable SEC rules and regulations and the rules of the NYSE. The Governance Committee met seven times in 2022. Among other responsibilities, the Governance Committee is responsible for:

•	Assisting the Board in identifying and evaluating individuals qualified to become Board members and recommending to the Board the director nominees for each annual meeting of stockholders in accordance with the parameters set forth in our Governance Guidelines;
•	Overseeing our corporate governance policies and procedures applicable to the Governance Guidelines when required;
•	Reviewing the Governance Guidelines on an annual basis and recommending to the Board any changes deemed necessary or desirable;
•	Monitoring, overseeing and reviewing compliance with the Governance Guidelines and all other applicable policies of the Company as the Governance Committee or the Board deems necessary or desirable;
•	Leading the Board and each of its committees in an annual assessment of their performance; and
•	General oversight of ESG matters, Board diversity, stockholder rights, sustainability reporting and ESG ratings.

EHS Committee

On January 1, 2022, the EHS Committee was comprised of Messrs. Marcogliese (chair) and Finnerty and Ms. Sutil. The EHS Committee met four times in 2022. Among other responsibilities, the EHS Committee is responsible for:

•	Overseeing management’s establishment and administration of our environmental, health and safety policies, programs, procedures and initiatives;
•	Receiving periodic reports from management regarding environmental, health and safety laws, rules and regulations applicable to the Company;
•	Evaluating risks relating to such policies, programs, procedures and initiatives; and
•	ESG matters related to environment, health and safety.
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Technology Committee

On January 1, 2022, the Technology Committee was comprised of Ms. Tolson (chair) and Messrs. Sullivan and Zohar. Mr. Moreno was appointed to the Technology Committee in October 2022. The Technology Committee met four times in 2022. Among other responsibilities, the Technology Committee is responsible for:

•	Overseeing management’s establishment and administration of our policies, procedures, and initiatives with respect to digitalization, technology, cybersecurity, and information security;
•	Receiving periodic reports from management regarding our digitalization, technology, cybersecurity, and information security initiatives and related regulations and key legislation and regulatory developments;
•	Reviewing with management the adequacy of our information security and compliance program and any major security incidents that have occurred and steps that have been taken to mitigate against reoccurrence; and
•	Evaluating risks relating to such policies, programs, procedures and initiatives.
Find more online
Each of the Board’s five standing committees has a written charter that may be found on the “Corporate Governance” page of our website at https://www.delekus.com/about/corporate-governance/. Each committee reviews the adequacy of its charter on an annual basis and recommends changes to the Board, as appropriate. Paper copies of the charters are available free of charge to all stockholders by calling (615) 767-4344 or by writing to our Corporate Secretary, Delek US Holdings, Inc., 310 Seven Springs Way, Suite 500, Brentwood, Tennessee 37027.
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Risk Oversight

The Board considers oversight of risk management to be a responsibility of the entire Board as well as its committees. The Board’s role in risk oversight includes receiving regular reports from its committees and members of senior management on areas of material risk to the Company, including operational, compliance, financial, liquidity, credit, legal and regulatory, strategic, commercial, cybersecurity, enterprise and reputational risks. The Board further understands, evaluates and oversees risk identification, risk management and risk mitigation strategies, including cyber security risks. The Board delegates to certain of its standing committees oversight of certain categories of risk. Those committees regularly report to the Board on matters relating to the specific areas of risk such committees oversee, and directors are encouraged to attend and participate, ex officio, in committee meetings, to ensure all directors engage in oversight of risks overseen by each committee. The roles of the standing committees in assisting the Board in its oversight of risk management are as follows:

Audit Committee

•  Assists the Board in monitoring and assessing the Company’s financial, commercial, liquidity, credit, regulatory, and other risks and in developing guidelines and policies to govern processes for managing these risks.

•  Discusses the Company’s policies with respect to risk assessment, as well as with respect to the specific risks the Audit Committee oversees.

•  Regularly reports to the Board on its discussions and oversight.

Human Capital and Compensation Committee

•  Assists the Board in monitoring the risks associated with the Company’s compensation policies and practices.

•  Reviews the design and goals of the Company’s compensation programs and practices in the context of possible risks to the Company’s financial and reputational well-being.

•  Reviews risks to the continuity of the Company’s management, including the retention, quality and diversity of employees required to achieve the Company’s purpose and strategy.

•  Regularly reports to the Board on its discussions and oversight.

Governance Committee

•  Assists the Board in monitoring the Company’s risks incident to its board and committee structures and governance structures and processes, including ESG risks.

•  Discusses risk management in the context of general governance matters, Board succession planning and committee service by directors, among other topics.

•  Regularly reports to the Board on its discussions and oversight.

EHS Committee

•  Assists the Board in monitoring the risks associated with the Company’s compliance with environmental, health and safety regulations, including related ESG matters.

•  Reviews the Company’s policies and procedures relating to environmental, health and safety compliance.

•  Regularly reports to the Board on its discussions and oversight.

Technology Committee

•  Assists the Board in monitoring the Company’s risks related to cybersecurity, technological developments, digitalization, and information security.

•  Reviews the status and level of the Company’s contingency planning and disaster recovery activities.

•  Reviews with management any major security incidents that have occurred and steps that have been taken to mitigate against recurrence.

•  Reviews with management the adequacy of the Company’s information security training and compliance program.

•  Regularly reports to the Board on its discussions and oversight.

The Board

•  Oversees the enterprise risk management (“ERM”) program and cyber risk management, including both operational and information security risks resulting from operating critical infrastructure and retail operations.

•  Discusses findings of the ERM program, including cyber and ESG risks, and reviews the Company’s procedures related to the ERM program and risk management.

•  Receives regular updates on these matters from the Chief Financial Officer, Chief Information Officer, Chief Information Security Officer, and other senior management team members.

•  Review and assess industry risk through trade organizations.

Board Oversight of Cyber Risk

Cyber risks are monitored through our ERM program, which is overseen by the Board with our Chief Technology Officer having overall responsibility for financial, information technology, and cybersecurity. In overseeing cyber risk, the Board follows the principles identified by the National Association of Corporate Directors in the oversight of cybersecurity risks. At each regular meeting of the Board, cybersecurity risks and Company programs are discussed with the Chief Technology Officer and others. Third parties are periodically engaged in the assessment of cybersecurity, including evaluating maturity under the National Institute for Security and Technology’s cybersecurity framework, testing informational and operational cyber defenses, and reviews of policies and procedures.

As discussed above, in 2021 the Board established the standing Technology Committee. One of the Technology Committee’s responsibilities is to review, assess, manage, and mitigate risks related to technological developments, digitalization and information security. The Technology

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Committee also reviews assessments of the effectiveness of the Company’s information security and technology programs, procedures and initiatives. The Technology Committee regularly receives reports from management regarding information security and cyber risk matters, including the Company’s contingency planning and information security training and compliance. The Technology Committee’s designated focus on these areas of the Company’s digitalization, information security and technology policies help ensure strategic alignment of the Company’s strategies with information security and risk management.

Additionally, in keeping with the Company’s commitment to provide the highest level of oversight of cybersecurity risks, we have a Chief Technology Officer who focuses all of their time to ensure the safety and security of our networks and systems. Our Chief Technology Officer oversees a team of security professionals within the Company and regularly updates the Board on any potential risks and threats to the Company. Our Chief Technology Officer, Chief Information Officer, and other senior leadership brief the Board on information security matters multiple times throughout the year.

Board Oversight of Sustainability

The Company is committed to operating in a sustainable and environmentally responsible manner. We are committed to our employees and the communities in which we operate. We have demonstrated this through strong markets and industry downturns. Our employees are our greatest asset, and we are committed to supporting them and the local economies of their communities. In 2019, we produced our first Corporate Social Responsibility Report, and in 2020 we produced our first Sustainability Report. In 2022 we produced our 2021-2022 Sustainability Report, which included goals and disclosures related to greenhouse gas (“GHG”) emissions, our first water consumption disclosures, our first diversity hiring target, and an expanded and more detailed response to the recommendations of the Taskforce on Climate-Related Disclosures (“TCFD”).

In October 2022 the Board revised the Company’s Governance Guidelines to specify that the Board retains overall responsibility for the oversight of the Company’s ESG activities, including oversight of climate-related risks and opportunities including broad emissions reduction targets and the Company’s sustainability reports. The Board has delegated oversight of certain ESG activities to its standing committees, as set forth in each committee’s respective charter, and from time to time the Board may refer specific issues to the committees at the Board’s discretion.

Commitment to Diversity

Delek believes that a diverse workforce composed of individuals with a variety of personal and professional backgrounds and identities makes our company stronger.

To translate that belief into action, we are targeting a 3% increase in the number of diverse employees, at all levels, throughout the enterprise.

More information on our commitment to diversity is available in our 2021-2022 Sustainability Report, available on our website.

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The primary responsibility for assisting the Board in overseeing ESG-related matters has been assigned to the Governance Committee. The Governance Committee, which has been helping to guide these activities, is focused on elevating the Company’s ESG performance to that of a leader amongst its peers. The Human Capital and Compensation Committee also has responsibilities related to ESG-related matters, such as ensuring the consideration of executive compensation to the achievement of ESG-related goals, executing our Diversity, Equity and Inclusion (“DEI”) programs, and certifying the full and proper disclosure of our EEO-1 report. The EHS Committee exercises direct oversight over a number of ESG-related matters such as the implementation of our first GHG reductions goals, the continual improvement of our workforce health and safety performance and an examination of water conservation, waste minimization, and air emission reduction efforts. The Audit Committee oversees certain ESG-related matters, such as all financial reporting disclosures related to ESG, the Company’s legal and regulatory compliance, and any potential financial risk exposure related to ESG. Each committee reports its activities to our Board, which retains overall responsibility for incorporating ESG considerations into our strategic plans.

For example, our corporate governance and ERM programs are designed to help sustain our organization through a wide range of market and operating scenarios, and our community development efforts benefit the health and growth of the communities we serve. In addition, we are committed to supporting our employees through our health and safety policies and retention efforts. With the Board’s oversight, we have:

We believe these activities support our business and are integral to achieving the goals we have for the Company.

Find more online

►

Delek’s 2021-2022 Sustainability Report can be found on the “Social Commitment” page of our website at https://www.delekus.com/social-commitment/, as well as a more comprehensive look at our corporate responsibility and sustainability policies, practices and procedures.

►

Our Diversity,  Equity and Inclusion Policy can be found on the “Corporate Governance” page of our website at https://www.delekus.com/about/corporate-governance/.

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For more information about the Delek Fund for Hope, and information about our philanthropic programs, events, and donations, please visit the Delek Fund for Hope website at https://delekhope.com/.

Nomination of Directors

In accordance with our Governance Guidelines and the charter of the Governance Committee, the Governance Committee seeks to identify individuals qualified to become directors and considers such factors as it deems appropriate, including the individual’s independence, education, experience, reputation, judgment, skill, integrity and industry knowledge. The Governance Committee considers the individual’s contribution to the Board’s overall diversity in the foregoing factors, the degree to which the individual’s qualities and attributes complement those of other directors, and the extent to which the candidate would be a desirable addition to the Board and committees thereof. Directors should have experience in positions with a high degree of responsibility; be leaders in the organizations with which they are affiliated; and have the time, energy, interest and willingness to serve as a member of the Board.

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Board Diversity

In 2020, Delek pledged that by 2022 at least 30% of our Board would be female and/or racially diverse. With the appointment of Leonardo Moreno to our Board, we are proud to have met that goal.

In 2023, Delek committed that by the 2024 Annual Meeting at least 30% of our Board will be gender diverse.

We recognize the importance of diversity of viewpoints, industry and professional experiences, ethnicity, age, race, backgrounds, education, skill sets and gender. With the appointment of Leonardo Moreno in March 2022, we met our pledge that in 2022 at least 30% of our Board will be female and/or racially diverse. This year, our Board formally committed that by the 2024 Annual Meeting at least 30% of our Board will be gender diverse.

Among other criteria, the Governance Committee seeks candidates who have business and/or professional knowledge and experience applicable to our industry and businesses and the goals and interests of our stockholders; are well regarded in their communities with a long-term, good reputation for the highest ethical standards; possess common sense and good judgment; have a positive record of accomplishment in present and prior positions; offer diverse viewpoints; have an excellent reputation for preparation, attendance, participation, interest and initiative on other boards on which they may serve; and have the time, energy, interest and willingness to become involved in our business and future.

The Governance Committee annually and periodically assesses whether the Board and its committees possess the right diversity of skills and backgrounds for the current issues we face. Annually, the Governance Committee will assess this composition in connection with the nomination of directors for re-election to the Board as well as during the annual Board and committee self-assessments. From time to time, the Governance Committee utilizes the services of third parties to assist in identifying or evaluating director nominees. The Governance Committee will also consider persons recommended by our stockholders and will evaluate each such person using the same criteria used to evaluate director candidates identified by the Governance Committee. Stockholders wishing to make such recommendations may write to the Board in care of our Corporate Secretary, Delek US Holdings, Inc., 310 Seven Springs Way, Suite 500, Brentwood, Tennessee 37027. Persons making submissions should include the full name and address of the recommended person, a description of the proposed person’s qualifications and other relevant biographical information.

Director Qualifications and Nomination Process

Annual Assessment of Size, Composition and Structure

The Board strives to maintain an appropriate balance of tenure, turnover, diversity, skills and experience. Our average director tenure is approximately seven years, representing an appropriate balance of tenures. The Board does not maintain term limits and in 2023 the Board amended the Company’s Governance Guidelines to remove the mandatory retirement age for directors, as the Board believes that continuity of service can provide stability and valuable insight.

The Board ensures refreshment and continued effectiveness through evaluation, nomination, and other policies, processes and practices. For example:

•	The Governance Committee annually reviews with the Board the qualifications for Board members and the composition of the Board as a whole.
•	The Governance Committee annually reviews each director nominee’s continuation on the Board and makes recommendations to the full Board.
•	The Company’s Governance Guidelines provide that any director who changes the nature of the job he or she held when elected to the Board should volunteer to resign to give the Board the opportunity to review the appropriateness of continued Board membership under the circumstances.
Self-Assessment
1 Oversight of annual evaluation	Each committee of the Board performs an annual self-assessment, and the Governance Committee oversees an annual self-assessment of the full Board.
2 Board effectiveness review	The self-assessment includes an evaluation survey concerning the functioning of the Board and its committees.
3 Presentation of results	The Chair of the Governance Committee presents a summary of the results of the evaluation to the Board and makes any appropriate recommendations regarding changes for consideration by the Board.
4 Incorporation of feedback	Any matters requiring further action are identified and action plans developed to address the matter.
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Recent Board Refreshment

In 2022, the Board appointed Leonardo Moreno and Avigal Soreq to the Board. Mr. Moreno brings significant executive, renewables, technology, financial, global, and sustainability experience to the Board. Mr. Soreq brings significant financial, global, accounting, and industry experience, in addition to his valued perspective as Chief Executive Officer and President of the Company and President of Delek Logistics. These directors’ skills and perspectives further enhance our diversity and expertise in the boardroom. Their appointments were informed by the Board’s continued focus on its composition, as well as insights provided through the Board’s annual self-evaluation process. Our current Board composition provides a diversity of thought and a broad range of skills and perspectives aligned with our strategy.

Identification and Consideration of New Nominees

The Board is responsible for nominating directors and filling vacancies that may occur between annual meetings, based upon the recommendation of the Governance Committee. The Governance Committee process for identifying and recommending candidates includes:

1 Review	The Governance Committee considers the Company’s current needs and long-term and strategic plans to determine the skills, experience and characteristics needed by our Board.
2 Identify	The Governance Committee identifies candidates through the use of a search firm or the business and organizational contacts of directors and management.
3 Evaluate	In evaluating potential candidates for nomination to the Board, the Governance Committee and the Board consider several factors:

•

all directors are expected to possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of the Company’s stockholders;

•

candidates should possess skills and experience complementary to those of existing directors; and

•

additionally, directors are expected to devote sufficient time and effort to their duties as a director.

4 Recommend	The Governance Committee recommends director candidates to the Board of Directors with the goal of creating a balance of knowledge, experience and diversity.

Commitment to Board Diversity

The Governance Committee believes that the Board should reflect a range of talents, ages, skills, experiences, diversity, and expertise sufficient to provide sound and prudent guidance with respect to the Company’s strategic and operational objectives. The Board has committed to seeking women and underrepresented groups, as well as candidates with diverse backgrounds, skills and experiences, as part of the search process for new directors. We have incorporated this commitment into our Governance Guidelines.

To show our commitment to diversity, in 2023 Delek committed that by the 2024 Annual Meeting at least 30% of our Board will be gender diverse.

Stockholder Recommendation of Candidates

The Governance Committee will consider director candidates recommended by stockholders. A stockholder wishing to recommend a candidate for nomination by the Governance Committee should follow the procedures described under “Stockholder Proposals for 2024 Annual Meeting.” Stockholders wishing to make such recommendations may write to the Board in care of our Corporate Secretary, Delek US Holdings, Inc., 310 Seven Springs Way, Suite 500, Brentwood, Tennessee 37027 no earlier than January 4, 2024, nor later than February 3, 2024. Persons making submissions should include the full name and address of the recommended person, a description of the proposed person’s qualifications and other relevant biographical information. In addition, the stockholder should provide such other information deemed relevant

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to the Governance Committee’s evaluation. Candidates recommended by the Company’s stockholders are evaluated on the same basis as candidates recommended by the Company’s directors, management, third-party search firms or other sources.

Human Capital and Compensation Committee Interlocks and Insider Participation

Each of Messrs. Finnerty, Marcogliese, Sullivan, and Zohar and Ms. Tolson served on the Human Capital and Compensation Committee during the 2022 fiscal year, and each of them qualified as independent under applicable SEC rules and regulations and the rules of the NYSE and as a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act during 2022. None of our executive officers currently serves (and did not serve during the 2022 fiscal year) as a member of the board of directors or compensation committee of another entity where an executive officer of such other entity serves as a member of our Board.

Governance Guidelines and Code of Business Conduct & Ethics

Our Governance Guidelines may be found on our website at www.delekus.com. The Governance Guidelines set out our and the Board’s guidelines on, among other things:

•	The qualifications, independence and responsibilities of directors;
•	The process for selection of director candidates and qualifications thereof;
•	Board leadership and Board meetings;
•	Annual evaluation of the performance of the Board and its committees;
•	Director compensation and orientation; and
•	The functions of the Board and its committees and the expectations we have for directors.

We have also adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees, including the principal executive officer, principal financial officer and principal accounting officer. We will, within the time periods prescribed by the SEC and the NYSE, timely post on our website at www.delekus.com any amendments to this code. If we waive any material departure from a provision of our Code of Business Conduct and Ethics, we intend to post such waiver (to the extent applicable to our principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions) on this website.

Find more online
The full texts of our Governance Guidelines and Code of Business Conduct and Ethics may be found on the “Corporate Governance” page of our website at https://www.delekus.com/about/corporate-governance/. Paper copies of our Governance Guidelines are available to all stockholders free of charge by calling (615) 767-4344 or by writing to our Corporate Secretary, Delek US Holdings, Inc., 310 Seven Springs Way, Suite 500, Brentwood, Tennessee 37027.
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DIRECTOR COMPENSATION

Non-Employee Director Compensation Process

The compensation paid to our non-employee directors is determined by the Board, upon recommendation of the Human Capital and Compensation Committee. This compensation is designed to attract and retain nationally-recognized, highly-qualified directors to lead the Company, to meaningfully align the interests of those directors with the interests of stockholders and to be demonstrably fair to both the Company and its non-employee directors. In setting non-employee director compensation, the Human Capital and Compensation Committee and the Board consider these factors, as well as the significant amount of time that directors spend fulfilling their duties to the Company, the skill and experience required of the directors and other factors deemed appropriate by the Human Capital and Compensation Committee from time to time. The Human Capital and Compensation Committee and the Board relies upon various sources of information and advice including the advice of independent consultants, comparative surveys, third party proprietary databases providing comparative information, the current economic conditions and industry environment in which the Company operates and the Human Capital and Compensation Committee members’ common sense, experience and judgment. Non-employee director compensation typically consists of both cash and equity components.

Non-Employee Director Compensation for 2022

The Human Capital and Compensation Committee and the Board reviewed data and analysis provided by its independent compensation consultant, Pay Governance, in conjunction with other factors and the objectives discussed above, and determined to maintain the level of compensation to non-employee directors for 2022 the same as 2021. Additionally, in July 2022 the Human Capital and Compensation Committee approved a one-time retainer payment to the members of the CEO Selection Committee, which consisted of Messrs. Finnerty (chair), Marcogliese, and Zohar and Ms. Sutil. The following table shows our non-employee director compensation for 2022, the cash portions of which were paid ratably each quarter, aside from the CEO Selection Committee retainers which were paid in one lump sum:

2022 NON-EMPLOYEE DIRECTOR COMPENSATION
ANNUAL BASE RETAINER FEE		$90,000
ANNUAL COMMITTEE RETAINERS:	Chair		Member
- AUDIT COMMITTEE	$15,000		$7,000
- HUMAN CAPITAL AND COMPENSATION COMMITTEE	$15,000		$7,000
- GOVERNANCE COMMITTEE	$10,000		$5,500
- EHS COMMITTEE	$10,000		$5,500
- TECHNOLOGY COMMITTEE	$10,000		$5,500
- CEO SELECTION COMMITTEE	$35,000		$25,000
ANNUAL EQUITY AWARD*		$125,000
LEAD INDEPENDENT DIRECTOR FEE		$15,000
*	The annual equity award to non-employee directors is a restricted stock unit (“RSU”) award that vests over one year. The number of RSUs is based on the closing price of the Company’s Common Stock on the date of grant.

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In October 2022, on the recommendation from the Human Capital and Compensation Committee, the Board voted to approve a new compensation structure for non-employee directors, which is effective for fiscal year 2023. The Human Capital and Compensation Committee based these changes on data and analysis provided by Pay Governance and considered a number of factors and objectives. The following table shows our non-employee director compensation for 2023, the cash portions of which will be paid ratably each quarter:

2023 NON-EMPLOYEE DIRECTOR COMPENSATION
ANNUAL BASE RETAINER FEE	$115,000
CHAIR FEE: AUDIT COMMITTEE	$15,000
CHAIR FEE: HUMAN CAPITAL AND COMPENSATION COMMITTEE	$12,000
CHAIR FEES: GOVERNANCE COMMITTEE, EHS COMMITTEE, AND TECHNOLOGY COMMITTEE	$8,000
ANNUAL EQUITY AWARD*	$145,000
LEAD INDEPENDENT DIRECTOR FEE	$25,000
*	The annual equity award to non-employee directors is a RSU award that vests over one year. The number of RSUs is based on the closing price of the Company’s Common Stock on the date of grant.
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The following table sets forth a summary of the compensation paid to our non-employee directors during fiscal year 2022.

2022 Director Compensation
Name (1)	Fees Earned or Paid in Cash (2)	Stock Awards (3)	Option Awards	Changes in Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
William J. Finnerty	$151,000	$124,979	—	—	—	$275,979
Richard J. Marcogliese	$139,000	$124,979	—	—	—	$263,979
Leonardo Moreno (4)	$ 70,856	$124,979	—	—	—	$195,835
Gary M. Sullivan, Jr.	$124,913	$124,979	—	—	—	$249,892
Vicky Sutil	$137,500	$124,979	—	—	—	$262,479
Laurie Z. Tolson	$112,500	$124,979	—	—	—	$237,479
Shlomo Zohar	$151,935	$124,979	—	—	—	$276,914

(1)	As the only employee directors, Messrs. Yemin and Soreq did not receive any compensation in 2022 for their services as directors.
(2)	This column reports the amount of cash compensation earned in 2022 for Board and committee service. Amounts in this column include both annual cash retainers and fees for services on committees or as chair of committees during 2022, including one-time retainer payments to the chair and members of the CEO Selection Committee.
(3)	Amounts in this column represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for financial statement reporting purposes of 3,743 RSUs granted to each of Messrs. Finnerty, Marcogliese, Moreno, Sullivan, and Zohar and Mses. Sutil and Tolson on June 10, 2022. The grant date fair value of $33.39 per share for Messrs. Finnerty, Marcogliese, Moreno, Sullivan, and Zohar and Mses. Sutil and Tolson was equal to the closing stock price on the grant date. The RSUs vest quarterly over the course of one year.
(4)	Mr. Moreno was appointed as a director effective as of March 27, 2022.
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Communications with the Board of Directors

Stockholders or other interested parties who wish to communicate with any of our directors, any committee chairperson or the Board may do so by writing to the director, committee chairperson or the Board in care of our Corporate Secretary, Delek US Holdings, Inc., 310 Seven Springs Way, Suite 500, Brentwood, Tennessee 37027. Any such communications received will be forwarded directly to the director to whom it is addressed. If the communication is addressed to the Board generally and no particular director is named, the communication will be forwarded, depending on the subject matter, to the appropriate committee chairperson, to the Lead Independent Director or to all members of the Board.

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PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, nine directors are to be elected to hold office until the 2024 Annual Meeting and until their successors are duly elected and qualified or until their earlier termination of service. Each of the following individuals is a nominee for election to our Board: Ezra Uzi Yemin, Avigal Soreq, William J. Finnerty, Richard J. Marcogliese, Leonardo Moreno, Gary M. Sullivan, Jr., Vicky Sutil, Laurie Z. Tolson, and Shlomo Zohar. All director nominees are currently serving on our Board. The Board has determined that each of Messrs. Finnerty, Marcogliese, Moreno, Sullivan, and Zohar and Mses. Sutil and Tolson qualifies as an independent director under applicable SEC rules and regulations and the rules of the NYSE.

We believe that each director nominee will be able to stand for election. All nominees have consented to be named and have indicated their intent to serve if elected. If any nominee becomes unable to stand for election, proxies in favor of that nominee will be voted in favor of any substitute nominee named by the Board. If you do not wish your shares to be voted for one or more of the nominees, you may so indicate when you vote by withholding your vote for the particular nominee. The persons named in the enclosed proxy card intend to vote the proxy for the election of each of the nine nominees, unless you indicate on the proxy card that your vote should be withheld from any of the nominees.

Biographies for each director nominee are set forth below. Except as listed in their biographies, no director has served as a director of a publicly traded company or a registered investment company in the past five years.

In March 2021, the Company amended the Bylaws to require majority voting in uncontested elections of directors. Accordingly, a nominee for director is only elected if the number of votes cast “FOR” the nominee’s election exceeds the number of votes cast “AGAINST” that nominee’s election at a meeting at which a quorum is present in person or represented by proxy. Shares that are not voted in the election of directors, including abstentions and broker non-votes, have no direct effect in the election of directors. Those shares, however, are taken into account in determining whether a sufficient number of shares are present to establish a quorum.

In connection with the adoption of majority voting in uncontested elections of directors, the Board also adopted a director resignation policy (the “Policy”) in the event that an incumbent director fails to receive the required number of votes for re-election in an uncontested election. The Policy requires that a director who fails to receive the required number of votes for re-election in an uncontested election will tender his or her resignation to the Chair of the Board for consideration by the Governance Committee. The Governance Committee will consider the resignation and make a recommendation to the Board concerning its acceptance or rejection. In doing so, the Governance Committee will consider all factors deemed relevant, including, but not limited to, the stated reason why stockholders voted against the director’s re-election, the director’s qualifications, and whether the director’s resignation would be in the best interests of the Company and its stockholders. The Board will then consider information, factors, and alternatives considered by the Governance Committee in making its ultimate decision of whether to accept or reject the director’s resignation.

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The Board of Directors recommends a vote “FOR” each of the following nominees:

Ezra Uzi Yemin	Mr. Yemin, age 54, has served as the Chairman of our Board since December 2012, and a director since April 2001. He was appointed Executive Chairman of the Board in June 2022. Mr. Yemin served as our Chief Executive Officer from June 2004 to June 2022, and as our President from April 2001 to June 2022. He also served as the Chairman of the Board of Directors and Chief Executive Officer of Delek Logistics GP, LLC, the general partner of Delek Logistics Partners, LP, from April 2012 to June 2022, and now serves as the Executive Chairman of the board of directors since June 2022. The Board believes that Mr. Yemin’s significant leadership experience with the Company as well as his extensive industry experience make him a valuable asset to the Board.

Avigal Soreq	Mr. Soreq, age 45, joined the Company as Chief Executive Officer and President and as President of Delek Logistics in June 2022. Mr. Soreq was also appointed as one of our directors in June 2022. Previously, he served as Chief Executive Officer of El Al Airlines, an Israeli airline, from January 2021 until May 2022. Prior to that, Mr. Soreq served in several roles at the Company from December 2012 through 2020, including Chief Operating Officer, Chief Commercial Officer, Executive Vice President and Vice President. Before joining the Company, Mr. Soreq worked for SunPower Corporation (NASDAQ: SPWR), and previously as a senior finance and business consultant for Trabelsy & Co., and as a consultant in the corporate finance department for KPMG’s Tel-Aviv office. Mr. Soreq served in the Israeli Air Force in various roles between 1996 and 2004 and reached the rank of Major. Mr. Soreq is a certified public accountant in Israel. The Board believes that Mr. Soreq’s service on the Board provides it with important interaction with, and access to, management’s principal policy-maker that facilitates the Board’s development and implementation of Company policies. In addition, his extensive industry experience, leadership skills and knowledge of the Company make him well-qualified to serve on our Board.

William J. Finnerty	Mr. Finnerty, age 74, has served as one of our directors since 2014. Mr. Finnerty has served as a member of the Human Capital and Compensation Committee since 2014 and its Chairperson since February 2020, as a member of the Governance Committee since 2014, as a member of the EHS Committee since its inception in 2014 and its Chairperson from 2014 until February 2020, and as our Lead Independent Director from November 2015 until February 2020. Mr. Finnerty has over 40 years of experience leading businesses in the petroleum and refining industry. From 2011 until 2012, he served as a member of the board of directors of CVR Energy Inc. (NYSE: CVI) where he chaired the environmental, health and safety committee and was a member of the nominating and corporate governance committee. Prior to retiring from Tesoro Corporation in 2010, he served as its executive vice president, strategy and corporate development and as its chief operating officer. Mr. Finnerty served on the board of directors of the National Petrochemical and Refiners Association (now known as the American Fuel & Petrochemical Manufacturers) from 2005 to 2010 and was its vice chairman from 2007 to 2010. Mr. Finnerty’s career began with Texaco, Inc. in 1970. Since then, he also held executive positions with Equiva Trading Company and Chevron Corporation (NYSE: CVX). The Board believes that Mr. Finnerty’s experience in all facets of the downstream sector with both integrated major oil companies and independent refiners, as well as his expertise in strategic considerations, provide significant value to the Company.

Richard J. Marcogliese	Mr. Marcogliese, age 70, has served as one of our directors since January 2020 and as Chairperson of the EHS Committee and a member of the Audit and Human Capital and Compensation Committees since February 2020. Mr. Marcogliese has over 40 years of experience in the refining industry. He is currently the principal of iRefine, LLC, a privately-owned petroleum refining consulting company. From 2011 to 2019 Mr. Marcogliese served as an executive advisor of Pilko & Associates L.P., a private chemical and energy advisory company. Mr. Marcogliese has served as a director of Cenovus Energy, Inc. since 2016 and serves as the chair of the safety, sustainability and reserves committee and as a member of the audit committee. From 2000 to 2010, he worked for Valero Energy Corporation where he held increasingly senior positions, including serving as executive vice president and chief operating officer from 2007 to 2010. Prior to joining Valero, Mr. Marcogliese worked for ExxonMobil Corporation for over 25 years. Mr. Marcogliese also served as an operations advisor to NTR Partners III LLC, a private investment company, from 2013 to 2017, and to the chief executive officer of Philadelphia Energy Solutions, from 2012 to 2016. Mr. Marcogliese is a past chair of the Western States Petroleum Association. Mr. Marcogliese holds a Bachelor of Engineering degree in Chemical Engineering from the New York University School of Engineering and Science. Mr. Marcogliese was appointed to the Board because the Board believes that his vast experience in the refining industry and background in operations, consulting, and strategic planning will provide the Board with invaluable insights as the Company continues to execute on our growth strategy.
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Leonardo Moreno	Mr. Moreno, age 44, has served as one of our directors since March 2022 and has served as a member of the Audit and Technology Committees since October 2022. Mr. Moreno has over 15 years of experience in the energy industry. Since 2020 he has served as the President of AES Clean Energy, a division of The AES Corporation (NYSE: AES), a global power company leader in renewables and new technologies. Mr. Moreno has worked for The AES Corporation since 2006 in a variety of positions, including Senior Vice President, Corporate Strategy & Investments and Chief Commercial Officer from 2017 to 2020, Chief Financial Officer, Europe from 2015 to 2016, and other leadership roles related to strategy, finance, commercial, investments, mergers and acquisitions, and sustainability. He served as a director of AES Brasil Energia S.A. (AESB3:BZ) from 2018 to February 2022 and has served as an alternate director of AES Andes S.A. (AESANDES.SN) since 2018. Mr. Moreno also served as a Senior Auditor for Ernst & Young in Brazil from 2003 to 2005. Mr. Moreno holds a Bachelor of Arts in Business Administration from Universidade Federal de Minas Gerais, Brazil and has continued his education through executive business and leadership programs at the London Business School, Harvard Business School, Georgetown University and the University of Virginia. Mr. Moreno was appointed to the Board because the Board believed that his extensive experience in the renewable energy industry provides the Board with valuable expertise as the Company continues to pursue its commitment to clean energy.

Gary M. Sullivan, Jr.	Mr. Sullivan, age 76, has served as one of our directors and as the Chairperson of the Audit Committee since 2015. He has also served as a member of the Governance Committee since 2016 and the Human Capital and Compensation Committee since August 2019. He has served as a member of the Technology Committee since its inception in July 2021. Mr. Sullivan previously served as a member of the board of directors of Delek Logistics GP, LLC and the chair of its audit committee from 2012 until 2015. Mr. Sullivan is a certified public accountant, a certified global management accountant and has completed the National Association of Corporate Directors’ Cyber-Risk Oversight Program. Mr. Sullivan was a faculty member at Virginia Commonwealth University’s School of Business from 2012 to mid-2022 where he taught accounting and auditing. From 2009 to 2012, Mr. Sullivan was a private investor. From 1975 through 2009, Mr. Sullivan served in various roles with Deloitte & Touche LLP culminating in the role of senior client partner from 2004 through 2009 where he worked with public companies, including sponsors of master limited partnerships. Mr. Sullivan retired from the U.S. Navy as a Captain in 1990 after serving in various naval aviation and naval reserve intelligence assignments. Mr. Sullivan holds a Bachelor of Arts in economics from the University of Virginia and a Master of Business Administration from Tulane University. Additionally, Mr. Sullivan completed the Association of International Certified Professional Accountants Certificate in Fundamentals of ESG and Certificate in Cybersecurity Fundamentals for Finance Professionals. Mr. Sullivan was appointed to the Board because the Board believed that his experience as a certified public accountant and partner with Deloitte & Touche LLP provides the Board with valuable expertise in matters involving finance and accounting.
Vasiliki (Vicky) Sutil
Ms. Sutil, age 58, has served as one of our directors since February 2019 and as a member of the Governance and EHS Committees since April 2019. Ms. Sutil has served as the Chairperson of the Governance Committee since February 2020 and a member of the Audit Committee since August 2019. Ms. Sutil has served on the board of Antero Resources Corporation (NYSE: AR) since 2019 and has chaired their ESG committee since May 2020. From 2010 to 2015, Ms. Sutil served as a member of the board of directors of Plains All American Pipeline, L.P. (NASDAQ: PAA) and from 2013 to 2015 Ms. Sutil served as a member of the board of directors of Plains GP Holdings, L.P. Ms. Sutil has over 30 years of experience in the petroleum and refining industry. From July 2017 to January 2020, she worked with SK E&P Company focusing on strategic planning and from 2014 to 2016 Ms. Sutil worked with California Resources Corporation as vice president of commercial analysis for CRC Marketing, Inc. From 2000 to 2014 she worked with Occidental Petroleum Corporation (NYSE: OXY) in different capacities including roles in corporate development, mergers and acquisitions and financial planning. Ms. Sutil has additional experience with ARCO Products Company and Mobil Oil Corporation working as a project engineer and business analyst in the refining and marketing divisions. Ms. Sutil attended the University of California, Berkeley where she graduated with a Bachelor of Science degree in mechanical engineering with a petroleum emphasis and she also holds an MBA from Pepperdine University. Ms. Sutil was appointed to the Board because the Board believed that her varied experience in the refining and petroleum industry provides the Board with valuable expertise in energy industry matters.
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Laurie Z. Tolson	Ms. Tolson, age 62, has served as one of our directors since January 2021. She has served as the Chairperson of our Technology Committee since its inception in July 2021 and has served as a member of our Human Capital and Compensation Committee and Governance Committee since April 2021. Since March 2020, Ms. Tolson has been the chief executive officer of Tolson Consulting Company, where she advises companies on digital transformation strategies. Ms. Tolson has served on the board of directors for Landys & Gyr (SIX: LAND) since July 2021 and serves on the remuneration committee. Ms. Tolson served on the board of directors of Fenix Marine Services from 2020 to 2022 when it was sold. From 2017 to 2020, Ms. Tolson served as the chief digital officer of GE Transportation, a division of Wabtec Corporation, which manufactures equipment for the railroad, marine, mining, drilling and energy generation industries. Prior to that, Ms. Tolson worked at ABB Ltd. (NYSE: ABB), a publicly-traded manufacturer of electrification, industrial automation, and robotics and motion products. At ABB, Ms. Tolson served as executive vice president of research and development, product management and marketing from 2012 to 2016, and then as global head of the enterprise software group from 2016 to 2017. Ms. Tolson’s experience also includes five years as vice president, software, at Dell Inc., and 13 years as vice president, Java software group, at Sun Microsystems, Inc. Ms. Tolson attended Point Loma Nazarene University where she graduated with a Bachelor of Arts degree in business administration and economics and minor in computer science, and she holds an MBA from National University in La Jolla, California. Ms. Tolson has completed the National Association of Corporate Directors’ Cyber-Risk Oversight Program. Ms. Tolson was appointed to the Board because the Board believed her many years of experience at the intersection of technology and the energy and transportation industries is important as the Board navigates technological developments in the petroleum industry.

Shlomo Zohar	Mr. Zohar, age 71, has served as our Lead Independent Director since February 2020, and as one of our directors since 2010. Mr. Zohar served on the Audit Committee from 2011 to April 2021 and as its Chairperson from 2014 to 2015. He has also served as a member of the Human Capital and Compensation Committee since 2013 and as its Chairperson from August 2019 until February 2020. Mr. Zohar has served as a member of the Technology Committee since its inception in July 2021. Mr. Zohar served as Chairperson of the Governance Committee from 2013 until February 2020. Mr. Zohar has worked as an independent consultant in the financial services sector since 2006. Between 2006 and 2009, Mr. Zohar served as a member and chair of the boards of directors of Israel Discount Bank Ltd., Mercantile Discount Bank Ltd., Israel Discount Capital Markets & Investments Ltd. and Israel Credit Cards, Ltd. During this time, Mr. Zohar also served as a member and vice chair of the board of directors of Israel Discount Bank of New York and as a member of the board of directors of Discount Bancorp, Inc. The Board believes that Mr. Zohar’s financial industry experience provides the Board with valuable expertise in the Company’s financial and accounting matters.
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Executive Officers

As of the date of this Proxy Statement, we have six executive officers who lead the Company. Our executive officers are elected by the Board and serve at the discretion of the Board, rather than for specific terms of office.

EZRA UZI YEMIN Executive Chairman Age: 54	AVIGAL SOREQ Chief Executive Officer and President Age: 45

REUVEN SPIEGEL Executive Vice President & Chief Financial Officer Age: 66	TODD O’MALLEY Executive Vice President & Chief Operating Officer Age: 49

DENISE MCWATTERS Executive Vice President, General Counsel & Corporate Secretary Age: 63	NITHIA THAVER Executive Vice President, Refining Age: 63
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Information regarding the background and experience of each of these executive officers is listed below, except for information regarding Messrs. Yemin and Soreq, which is included under Proposal 1 above since they are directors standing for re-election at the Annual Meeting.

Executive Officers

Reuven Spiegel	Mr. Spiegel has served as our Chief Financial Officer since May 2020, and as a member of the board of directors of the general partner of Delek Logistics since July 2014. Prior to joining the board of directors of the general partner of Delek Logistics, Mr. Spiegel served as Chief Executive Officer of Israel Discount Bank Ltd. (TLV: DSCT) from 2011 through 2014 where he had previously held the position of Executive Vice President from 2001 through 2005. In 2005 and 2006, Mr. Spiegel also served as Chairperson of the board of Discount Mortgage Bank. Mr. Spiegel also served as Chief Executive Officer of IDB Bank of NY from 2006 to 2010. He also has experience as an executive in the real estate industry.

Denise McWatters	Ms. McWatters has served as the Executive Vice President, General Counsel and Corporate Secretary of the Company and of the general partner of Delek Logistics since February 2021. Ms. McWatters previously served as the General Counsel, Chief Compliance Officer and Corporate Secretary of HollyFrontier Corporation, an independent petroleum refiner (NYSE: HFC), and of the general partner of Holly Energy Partners, L.P. (NYSE: HEP) from May 2008 until August 2019. Prior to joining HollyFrontier, Ms. McWatters served as the General Counsel of The Beck Group, an architecture, construction and design firm, from 2005 through October 2007. Ms. McWatters also previously served as a shareholder at two national law firms.

Todd O’Malley	Mr. O’Malley has served as the Executive Vice President and Chief Operating Officer of the Company and of the general partner of Delek Logistics since March 2022. Previously, Mr. O’Malley served as the Executive Vice President and Chief Commercial Officer of the Company and of the general partner of Delek Logistics from March 2021 until March 2022. From January 2018 until February 2021, Mr. O’Malley served as president of TKO Energy Enterprises, Inc., an advisory services firm specializing in the petrochemical and renewable energy industries. From April 2020 to February 2021, Mr. O’Malley served as president and CEO of Citizens Companies, a consulting and investment concern active in the petrochemical and renewable energy industries. Previously, from March 2016 through December 2017, Mr. O’Malley served as the executive vice president and chief commercial officer of Gulf Oil L.P., a refined products terminaling, storage, and logistics business and a leading distributor of motor fuels in the United States. Prior to joining Gulf Oil, Mr. O’Malley served as President of the general partner of PBF Logistics LP, the general partner of a master limited partnership active in the midstream sector of the oil and gas industry, a position he held from January 2015 until December 2015. Prior to that, Mr. O’Malley held positions of increasing responsibility at PBF Energy, Inc., an independent oil refiner and supplier of unbranded petroleum products, and worked as a commodities trader and in supply and distribution positions within the energy industry.

Nithia Thaver	Mr. Thaver has served as our Executive Vice President, Refining since February 2022. Prior to his current position, Mr. Thaver had served as our Senior Vice President, Refining since December 2018. From 2017 to 2018, Mr. Thaver served as the Senior Vice President, Strategy and Business Development, of Philadelphia Energy Solutions, which owned and operated a refinery. Prior to that, Mr. Thaver held positions of increasing responsibility at several companies in the oil and gas industry, including Sunoco, ConocoPhillips, and ExxonMobil.
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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This “Compensation Discussion and Analysis” is intended to provide material information that is necessary to provide an understanding of our compensation policies and decisions regarding the individuals named in the Summary Compensation Table in this Proxy Statement. These individuals may be referred to as our “named executive officers” or “NEOs” herein. For 2022, our NEOs were as follows:

Avigal Soreq, our President and Chief Executive Officer;
Ezra Uzi Yemin, our Executive Chairman and former President and Chief Executive Officer;
Reuven Spiegel, our Executive Vice President and Chief Financial Officer;
Denise McWatters, our Executive Vice President, General Counsel, and Corporate Secretary;
Todd O’Malley,1 our Executive Vice President and Chief Operating Officer; and

Nithia Thaver,2 our Executive Vice President and President of Refining.

(1)	On March 21, 2023, Mr. O’Malley notified the Company of his intention to resign effective as of September 22, 2023.
(2)	On March 22, 2023, Mr. Thaver notified the Company of his intention to resign effective as of May 21, 2023.

Executive Summary

Executive Officer Performance in 2022

As more fully described in the Company’s 2022 Annual Report, 2022 marked a strong year for the Company as we continued to grow and recover from the Pandemic. The Company achieved numerous accomplishments during 2022, including:

✓

Successfully closed the acquisition of 3 Bear, consisting of crude oil and natural gas gathering, processing and transportation businesses, as well as water disposal and recycling operations, located in the Delaware Basin of New Mexico, and worked to successfully integrate 3 Bear’s operations through Delek Logistics;

✓ Continued our focus on safety, reliability, and environmental responsibility;
✓ Initiated the process of unlocking the “sum of the parts” value of our existing business while identifying growth opportunities to enhance the Company’s scale and diversify revenue streams, including in the alternative energy markets;
✓ Reinstated regular quarterly dividends and announced a special dividend in the second quarter of 2022;
✓ Published our third annual Sustainability Report, which included our first water consumption disclosure and expanded responses to the recommendations of the Taskforce on Climate-related Financial Disclosures (“TCFD”);
✓ Completed investment in our Wink to Webster Pipeline joint venture and began to extract value from our investment;
✓ Increased stockholder value through an increase of share repurchase program of $170.3 million, bringing the total amount available for repurchases under current authorizations to $400.0 million, and repurchased 4,261,185 shares in 2022 for an aggregate purchase price of $129.6 million;

✓

Enhanced flexibility by amending long-term obligation agreements, including Delek Logistics entering into a fourth amended and restated senior secured revolving credit agreement, the Company entering into a third amended and restated credit agreement for a senior secured asset-based revolving credit facility, and the Company entering into an amended and restated term loan credit agreement providing for a senior secured term loan facility;

✓ Successfully transitioned Mr. Soreq as our new Chief Executive Officer and President and Mr. Yemin as the Executive Chairman of our Board of Directors;
✓ Updated and expanded our Human Rights Policy, including several new and expanded pledges to protect the rights of indigenous peoples who live in proximity to where we conduct business;
✓ Negotiated the repurchase of $64 million in shares from Carl C. Icahn and certain of his affiliates; and
✓ Announced our first diversity hiring target as we seek to promote a diverse workforce composed of individuals with a variety of personal and professional backgrounds and identities.

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Leadership Transition in Fiscal 2022

Effective June 9, 2022, Ezra Uzi Yemin, former CEO and Chairman of our Board, transitioned to the role of Executive Chairman of the Board of Directors through December 31, 2024. At that time, Avigal Soreq, who was formerly the CEO of El Al Airlines and previously served in senior leadership positions within the Company, including most recently as Chief Operating Officer, became the President and CEO of the Company and President of Delek Logistics. Mr. Yemin also assumed the role of Executive Chairman of the Board of Directors of the general partner of Delek Logistics.

Compensation Highlights for Fiscal 2022

The following are the highlights of our 2022 compensation program:

•	Our Human Capital and Compensation Committee has adopted a strong pay-for-performance philosophy which targets compensation at the market median of a group of similarly sized energy and industrial companies.
•	Compensation is paid in a mix of base salary; annual cash-based incentives under our Annual Incentive Plan (“AIP”); and equity-based long-term incentive awards (consisting of equal amounts of Restricted Stock Units (“RSUs”) and Performance-based Restricted Stock Units (“PSUs”)).
•	Compensation is tied to our financial, operating, environmental, safety, and stock performance, so that a substantial portion of the compensation provided to our executive officers is at risk.
•	Payment of annual cash-based incentives under the 2022 AIP is based on achieving critical measures of financial, safety, environmental, and operating performance, consistent with our pay-for-performance philosophy. Financial metrics comprise 60% of the Company performance weighting and includes Adjusted Earnings Per Share (“Adjusted EPS”) and Earnings Before Interests Taxes Depreciation and Amortization (“EBITDA”) against Company established performance targets. Any payment under the 2022 AIP requires achieving at least threshold Adjusted EPS performance for the year. In 2022, the Company achieved the threshold Adjusted EPS hurdle of $0.31; therefore, cash bonuses were earned under the 2022 AIP.
•	In July 2022, our Board approved the 2022 Executive Merger and Acquisition Bonus Plan effective from June 1, 2022 through May 31, 2023 (the “M&A Bonus Plan”) applicable to certain NEOs. The purpose of the M&A Bonus Plan is to incentivize its participants to achieve the Company’s objectives related to the integration and performance of 3 Bear following the 3 Bear Acquisition.
•	Our equity-based long-term incentive program is intended to attract, motivate, and retain participants, and to enhance stockholder value through the use of non-cash, equity incentive compensation opportunities. In 2022 as in past years, 50% of the target value of each executive’s long-term incentive opportunity was granted in time vesting RSUs and 50% was granted in performance-vesting PSUs. In 2022, two-thirds of RSUs were awarded in Company stock and one-third of the RSUs were awarded in Delek Logistics common limited partner units. The RSU grants vest on a quarterly basis over a three-year period and the PSU grants vest based on our total shareholder return (“TSR”) relative to our peers.

Advisory Vote on Executive Compensation

We conducted an advisory vote to approve our executive compensation at our 2022 Annual Meeting of Stockholders, and more than 93% of the votes cast were in favor of our NEO compensation as described in our Proxy Statement. As a result, our NEO compensation was approved (on an advisory basis) by our stockholders.

While these votes are not binding on us, our Board or its committees, we believe it is important for our stockholders to have an opportunity to express their views regarding our executive compensation philosophy, our compensation policy and programs, and our decisions regarding executive compensation, all as disclosed in our Proxy Statement. Our Board and its Human Capital and Compensation Committee value the opinions of our stockholders. Our Board will consider any concerns raised by our stockholders and our Human Capital and Compensation Committee will evaluate whether any actions are necessary to address the concerns. In addition to the advisory vote to approve our executive compensation, we encourage ongoing engagement with our stockholders on executive compensation and corporate governance issues.

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Summary of Compensation Actions for 2022 and 2023

At its February 2023 meeting, the Human Capital and Compensation Committee approved the following actions regarding the Company’s compensation program for 2023. The Human Capital and Compensation Committee’s actions were influenced by the Company’s current financial and share performance, a desire to maintain strong pay for performance alignment, as well as market insights and advice provided by the Human Capital and Compensation Committee’s independent consultant.

►	The Human Capital and Compensation Committee approved payouts under the 2022 AIP for 2022 at 169.5% of target for the Company’s executive officers, including our NEOs, led by strong performance on our Adjusted EPS/EBITDA Achievement matrix discussed in further detail later in this section. PSUs measuring TSR relative to peers were granted in 2020 for the 2020 through 2022 performance period but failed to reach the threshold level payout; therefore, no payout was earned under this plan.
►	The Human Capital and Compensation Committee approved an Annual Incentive Plan for the 2023 fiscal year (the “2023 AIP”) applicable to executive officers. Under the 2023 AIP, payment of awards will be based on the Company’s Adjusted EBITDA for the year ending December 31, 2023. Under the 2023 AIP, no annual bonuses will be paid to our executive officers unless the Company’s Adjusted EBITDA for the year ending December 31, 2023 equals or exceeds $550 million. If this threshold is achieved, the 2023 AIP will be funded and the payouts will be determined based on Company Adjusted EBITDA achievement, and operating metrics.
►	The Human Capital and Compensation Committee approved long-term incentive awards to our named executive officers under the 2020 Long-Term Incentive Plan (the “2020 LTIP”). The awards consist of RSUs and PSUs. The PSUs vest at the end of the applicable three-year performance period and are based on our relative total shareholder return (“TSR”), which we define generally as appreciation in the Company’s stock price plus all dividends paid during the applicable performance period, relative to the performance of the peer group of companies identified by the Human Capital and Compensation Committee. Our NEOs may earn from 0% to 200% of the PSUs granted based on certain performance standards. The RSUs generally vest quarterly in equal amounts through the third anniversary of the grant date (provided the initial installment that would otherwise vest three months following the grant date will instead vest with the second installment six months following the grant date), subject to the employee’s continued employment with the Company. In 2022, two-thirds of RSUs awarded under the 2020 LTIP were in Company stock and one-third of the RSUs were in Delek Logistics common limited partner units. Beginning in fiscal year 2023, one-half of RSUs awarded under the 2020 LTIP will be in Company stock and one‑half of the RSUs will be in Delek Logistics common limited partner units.

Compensation Overview, Objectives and Philosophy

Our executive compensation framework in 2022 emphasized retention and recruitment in a manner that was designed to support stockholder value and reward the performance of our executive officers with reference to the overall performance of the Company. We have developed a compensation framework that is designed to:

Attract, motivate and retain key executives	Centralize administration and control over individual compensation components

Align the long-term economic interests of our executives with our stockholders by providing a meaningful portion of executive compensation in the form of equity awards	Reward excellence and performance by executives that increases the value of our stock and promotes an ethical culture amongst our employees

These objectives governed the decisions that the Human Capital and Compensation Committee made during 2022 for compensation of our executive officers and will govern the decisions it makes during fiscal year 2023 with respect to the amount and type of compensation payable to our executive officers. Further, we believe that these objectives strengthen our commitment to operate our business in conformity with the highest standards of ethical conduct.

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Elements of Our Compensation

The compensation framework for our executive officers consists primarily of the following three elements:

•	Fixed Compensation: Base salaries, predetermined severance, limited fringe benefits and perquisites and other benefits are primarily intended to attract and retain our executive officers by providing reliable compensation that is not contingent upon short-term or long-term objectives.
•	Annual Incentive Compensation: Performance-based annual cash bonuses are primarily intended to reward superior performance of both financial and non-financial goals by our executive officers and support fixed compensation in attracting and retaining our executive officers.
•	Long-Term Incentive Compensation: In 2022, our long-term incentive compensation for our executive officers included grants of time-vesting RSUs and performance-based PSUs.

Regarding the mix of these elements in our executive compensation framework, our philosophy has been to weigh more heavily toward long-term incentive compensation and less toward fixed and annual incentive compensation, and we expect this philosophy to continue. Each of these elements is discussed further below.

Compensation Setting Process

The Human Capital and Compensation Committee is responsible for determining the amount and mix of total compensation to be paid to our executive officers. In making these determinations for our NEOs other than Mr. Soreq, the Human Capital and Compensation Committee typically solicits the input and recommendations of Mr. Soreq. For all of our NEOs, the Human Capital and Compensation Committee references external consultant studies of our compensation programs conducted contemporaneously or in recent years.

Our goal from each year is to develop an appropriate mix of fixed, annual incentive and long-term incentive compensation to attract and retain our executive officers while simultaneously incentivizing them to exert their best efforts to maximize near-term results and longer-term value for our stockholders.

External Consultants

We believe that, in some circumstances, external compensation consultants can provide valuable assistance to us in setting executive compensation. The Human Capital and Compensation Committee typically engages external compensation consultants to provide reports related to the design and amount of executive compensation and to evaluate achievement under performance awards. The Human Capital and Compensation Committee also engages compensation consultants to provide director compensation analyses and target compensation reports that are used to develop our director compensation framework. Finally, the Human Capital and Compensation Committee engages compensation consultants to assist us with the development of our annual cash bonus plans and the evaluation of achievement under such plans. For 2022, the Human Capital and Compensation Committee retained Pay Governance LLC (“Pay Governance”), a nationally recognized independent executive compensation consultant, to provide the Human Capital and Compensation Committee advice on executive compensation matters going forward. We expect that, from time to time, the Human Capital and Compensation Committee will continue to reference data and guidance provided, and to be provided, by Pay Governance or similar external consultants in setting executive and director compensation. The Human Capital and Compensation Committee believes that Pay Governance is independent of management and provides the Human Capital and Compensation Committee with objective guidance.

Benchmarking

We believe that effective executive compensation practices depend upon the particular facts and circumstances of each employer and should not be dictated by the practices of others. However, we believe that referencing specific and aggregated compensation data from certain companies and groups of companies from time to time can be a useful tool in our decision-making process for all areas of our compensation framework.
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At its November 2021 meeting, the Human Capital and Compensation Committee approved a revised peer group of twenty companies for use in 2022 (the “Comparator Group”). Pay Governance played a key role in identifying a broader set of companies to serve as peers based on the following characteristics:

●	Companies with commodity exposure, cyclical/volatile business cycles, heavy manufacturing operations, and/or safety and environmental focus
●	U.S.-based public companies representing the following industry sectors: Oil and Gas Refining and Marketing, Oil and Gas Storage and Transportation, Chemicals, and Metals and Mining
●	Reasonably aligned with the Company from a market capitalization and revenue perspective

We believe compensation data derived from appropriate comparative cross sections of competitors in our industries and for our talent with market capitalization and/or operational complexity similar to ours provides meaningful market information to be referenced from time to time in our compensation decisions. The Comparator Group consists of the following twenty companies:

Alcoa Corp.	EnLink Midstream, LLC	Plains All American Pipeline, LP
Arconic Corp.	Green Plains Inc.	PBF Energy, Inc.
Cabot Corp.	Genesis Energy, LP	Ryerson Holding Corp.
Chemours Co.	HF Sinclair Corporation	Schnitzer Steel Industries, Inc.
Commercial Metals Co.	Huntsman Corp.	Sunoco LP
Crestwood Equity Partners LP	NuStar Energy, LP	World Fuel Services Corp.
CVR Energy, Inc.	Par Pacific Holdings, Inc.

Variable Compensation and Promotion of a Long-Term Perspective

We increase the variable at-risk components of compensation for our executives as they progress higher into our organization and adjust the ratio of short-term to long-term compensation to promote accountability and a long-term equity ownership culture. We structure our executive compensation program so that the proportion of variable versus fixed compensation increases as the role and responsibility of the executive increases. We believe this structure is appropriate as executives are best positioned to be able to affect the Company’s performance. Therefore, they should receive a substantial portion of their total compensation value in the form of long-term equity incentives that measure and reward the Company’s performance over a multiple year period. The table below illustrates that the actual percentage of variable pay relative to total compensation depends on the executive’s position within the Company. The higher the executive’s position within the Company, the greater the proportion of variable pay that is linked to Company performance and shareowner return metrics. Similarly, as the executive rises to positions of greater responsibility within our Company, short-term compensation begins to decrease proportionately relative to long-term compensation which, in most cases, begins to represent a greater proportion of the executive’s total compensation. Accordingly, the decision to emphasize variable elements for these individuals results in a reduced emphasis of fixed elements of compensation. In some cases, the variances between short-term and long-term compensation are related to tenure in the position or initial compensation package provided upon hiring. The following chart summarizes the breakout of fixed versus variable compensation and short-term versus long-term compensation as disclosed in the Summary Compensation Table for our NEOs in 2022.

	Fixed vs. Variable Compensation		Short vs. Long-Term Compensation
	% of Annual Compensation Fixed	% of Annual Compensation Variable (1)	% of Short-Term Compensation (1)	% of Long-Term Compensation
Avigal Soreq	12%	88%	34%	66%
Ezra Uzi Yemin	7%	93%	19%	81%
Reuven Spiegel	23%	77%	39%	61%
Denise McWatters	22%	78%	37%	63%
Todd O’Malley	19%	81%	39%	61%
Nithia Thaver	30%	70%	60%	40%
(1)	The percent listed is based on the actual bonus payout for 2022.

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Fixed Compensation

A portion of our NEOs’ overall cash compensation is base salary. Generally, NEO base salaries have not been based upon specific measures of corporate performance, but are determined by the Human Capital and Compensation Committee with reference to each employee’s individual performance, position and responsibilities, the fixed compensation of our other NEOs and other members of senior management, competitive data and the recommendations of our Chief Executive Officer (except as it pertains to his own compensation). We generally seek to position executive officer base salaries around the median of the Comparator Group and regressed survey data from other companies of similar size to us. The Human Capital and Compensation Committee believes that the fixed compensation paid to our executive officers is appropriate and helps achieve our objectives to attract, retain and motivate our executive officers.

For a description of the base salaries and other elements of fixed compensation paid to our NEOs for 2022, please refer to the Summary Compensation Table in this Proxy Statement.

Annual Incentive Compensation

Annual cash bonuses paid to our executive officers for a fiscal year are typically determined in the first quarter of the ensuing fiscal year and are intended to reward company-wide performance.

Compensatory Arrangements and Annual Bonuses

No compensatory arrangement with any executive officer guarantees that an annual cash bonus will be paid to her or him each year. The decision to award annual cash bonuses to our executive officers, and the determination of the amounts thereof (if any), is the prerogative of the Human Capital and Compensation Committee and/or the Board.

2022 Annual Incentive Plan

In February 2022, the Human Capital and Compensation Committee approved an Annual Incentive Plan for the 2022 fiscal year (the “2022 AIP”) applicable to executive officers, which is the same plan applicable to other employees otherwise eligible under the 2022 AIP. Under the 2022 AIP, payment of awards under the 2022 AIP would be based on the Company’s Adjusted EPS/EBITDA Achievement for the year ended December 31, 2022.

Under the 2022 AIP, no annual bonuses would be paid to our executive officers unless the Company’s Adjusted EPS for the year ending December 31, 2022 equaled or exceeded $0.31. If this threshold was achieved, the 2022 AIP was to be funded and the Human Capital and Compensation Committee could further evaluate the Company’s relative performance and exercise downward discretion under the formula set forth below.

●	Financial Performance. The Human Capital and Compensation Committee would attribute 60% of its evaluation to the Company’s financial performance under an Adjusted EPS / EBITDA achievement (“EBITDA Achievement”) matrix as set forth below:
Adjusted EPS		EBITDA Achievement for 2022
		<$20M	$20M – 50M	$50M – 90M	≥$90M
≥ $2.03		150%	175%	200%	200%
$1.70	$2.03	125%	150%	175%	200%
$1.35	$1.69	100%	125%	150%	175%
$1.00	$1.34	75%	100%	125%	150%
$0.65	$0.99	66%	75%	100%	125%
$0.30	$0.64	50%	66%	75%	100%
< $0.30		0%	0%	0%	0%
●	Safety Metrics. The Human Capital and Compensation Committee would attribute 10% of its evaluation, apportioned equally, to the Company’s performance in safety as measured by each of (i) the Company’s total recordable incident rate (“TRIR”) and (ii) the Company’s days away, restricted or transferred rate (“DART”).
●	Process Safety Management / Environmental Metrics. The Human Capital and Compensation Committee would attribute 10% of its evaluation to process safety management and environmental metrics as follows: (i) 5% of its evaluation to Tier I and II events at company refining facilities under the OSHA Process Safety Management standard and (ii) 5% of its evaluation to environmental metrics which consist of (A) 3% to spills and releases, (B) 1% to flaring hours and (C) 1% to water exceedances.
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●	Refinery Reliability and Utilization. The Human Capital and Compensation Committee would attribute 20% of its evaluation, apportioned equally, to the Company’s performance in (i) refinery operational availability as compared to the operational availability of other U.S. refineries as reported in the most recent published Solomon Associates North and South America Fuels Study at the beginning of the applicable bonus year (with the 2022 bonus year being based on the 2016 study published by Solomon Associates) and (ii) refinery utilization as compared to utilization of other U.S. refineries as reported in the most recent published Solomon Associates North and South America Fuels Study.

In February 2023, the Human Capital and Compensation Committee evaluated the performance of the Company under the 2022 AIP under each of the metrics described above, and determined achievement under the 2022 AIP, upon the recommendations of the Company and Pay Governance, as follows:

•	The Company’s Adjusted EPS for the year ending December 31, 2022 of $3.54 exceeded the $0.31 threshold contained in the 2022 AIP.
•	The Company’s performance under each of the metrics described above resulted in total payout under the 2022 AIP of 169.5% of target, as follows:
•	The Company’s Adjusted EPS was greater than $2.03 and EBITDA Achievement was greater than $50 million which resulted in achievement of 120% of the 60% target.
•	The Company’s TRIR and DART of 7.5% and 5%, respectively, resulted in achievement of 12.5% of the 10% target.
•	The Company’s Process Safety Management / Environmental Metrics resulted in achievement of 0%, 3%, 2% and 2% of the 5%, 3%, 1%, and 1% targets, respectively.
•	The Company’s Refinery Reliability and Utilization resulted in achievement of 30% of the 20% target.

The following table illustrates each NEO’s opportunity under 2022 AIP as well as the actual bonus earned under the 2022 AIP for 2022 performance:

	2022 AIP Opportunities as a % of Base Salary			Actual 2022 AIP Earned
	Minimum	Target	Maximum	% of Base Salary	Dollar Value
Avigal Soreq	0%	140%	280%	237.3%	$1,898,400
Ezra Uzi Yemin	0%	140%	280%	237.3%	$2,170,306
Reuven Spiegel	0%	75%	150%	127.1%	$635,625
Denise McWatters	0%	75%	150%	127.1%	$508,500
Todd O’Malley	0%	100%	200%	169.5%	$1,186,500
Nithia Thaver	0%	75%	150%	127.1%	$508,503

Executive Merger and Acquisition Bonus Plan

In July 2022, our Board approved the 2022 Executive Merger and Acquisition Bonus Plan effective from June 1, 2022 through May 31, 2023 (the “M&A Bonus Plan”) applicable to certain NEOs. The purpose of the M&A Bonus Plan is to incentivize its participants to achieve the Company’s objectives related to the integration and performance of 3 Bear following the 3 Bear Acquisition.

Under the M&A Bonus Plan, the amounts of any bonuses will be based on the Human Capital and Compensation Committee’s evaluation of the Company’s performance with respect to certain metrics described below.

●	Financial Performance. The Human Capital and Compensation Committee would attribute 10% of its evaluation to the Company’s financial performance based on EBITDA from June 1, 2022 through December 31, 2022 with a target $40.8 million.
●	Safety Metrics. The Human Capital and Compensation Committee would attribute 5% of its evaluation to the Company’s performance in safety as measured by TRIR with a target of 0.60.
●	Systems Availability. The Human Capital and Compensation Committee would attribute 10% of its evaluation to systems availability metrics as follows: (i) water system availability with a target of 92%, (ii) gas plant availability with a target of 92.4%, and (iii) crude system availability with a target of 89.3%.

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●	Refinery Reliability and Utilization. The Human Capital and Compensation Committee would attribute the remaining 75% of its evaluation to the Company’s performance in the integration of 3 Bear with the Company’s (i) information technology, (ii) supply chain, (iii) accounting, (iv) human resources, and (v) safety operations.

Long-Term Incentives

The Human Capital and Compensation Committee believes that the grant of long-term compensation, primarily in the form of long-term equity incentive awards, to our executive officers is appropriate to attract, motivate and retain such individuals, and enhance stockholder value through the use of non-cash, equity incentive compensation opportunities. The Human Capital and Compensation Committee believes that the best interests of our stockholders would be most effectively advanced by enabling our executive officers, who are responsible for our management, growth and success, to receive compensation from time to time in the form of long-term incentive awards. Because the vesting of long-term awards is based upon continued employment with us, the awards are designed to provide our executive officers with an incentive to remain with us. Since long-term awards will increase in value in conjunction with an increase in the value of our Common Stock or other performance metrics, such awards are also designed to align the interests of our executive officers and our stockholders.

Compensatory Arrangements and Long-Term Incentives

No compensatory arrangement with any NEO guarantees that long-term incentive compensation will be awarded to her or him each year. The decision to award long-term incentive compensation to our NEOs, and the determination of the amounts thereof (if any), is the prerogative of the Human Capital and Compensation Committee and/or the Board.

Equity Awards in 2022

In 2022, the Human Capital and Compensation Committee approved long-term incentive awards to our named executive officers under the 2016 Long-Term Incentive Plan (the “2016 Plan”). The awards have two components: (i) PSUs and (ii) time-vested RSUs. The PSUs granted to Messrs. Yemin, Spiegel, O’Malley, and Thaver and Ms. McWatters, on March 10, 2022, were subject to a performance period beginning January 1, 2022 and ending December 31, 2024. The PSUs granted to Mr. Soreq on June 10, 2022 were subject to performance periods beginning January 1, 2022 and ending on each of December 31, 2022, December 31, 2023, and December 31, 2024, in order to align Mr. Soreq’s incentives with those of his executive team.

The PSUs vest at the end of the applicable performance period and are based on our relative TSR, which we define generally as appreciation in the Company’s stock price plus all dividends paid during the applicable performance period, relative to the performance of the peer group of companies identified by the Human Capital and Compensation Committee. Our named executive officers may earn from 0% to 200% of the PSUs granted based on the performance standards in the table below:

Performance Level	Relative TSR	Payout (as a % of target)
Below Threshold	< 25th Percentile	0%
Threshold	25th Percentile	50%
Target	50th Percentile	100%
Maximum	≥ 75% Percentile	200%

The time-vested RSUs generally vest quarterly in equal amounts through the third anniversary of the grant date (provided the initial installment that would otherwise vest three months following the grant date will instead vest with the second installment six months following the grant date). The time-vested RSUs are conditioned upon the employee’s continued employment with the Company.

PSU Awards Granted for The Performance Period 2020 through 2022

PSU grants made to executive officers in 2020 for the performance period 2020 through 2022 reflected the same relative TSR plan design described above. The peer group used to evaluate TSR consisted of the following companies:

Calumet Specialty Product Partners, L.P.	Par Pacific Holdings, Inc.
CVR Energy, Inc.	PBF Energy, Inc.
HF Sinclair Corporation	Phillips 66
Marathon Petroleum Corporation	Valero Energy Company

No awards were earned under the 2020 through 2022 PSU plan due to the Company’s TSR falling below the peer group 25th percentile.

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2016 Long-Term Incentive Plan

In 2016, our stockholders approved our 2016 Plan, which succeeded our 2006 Long-Term Incentive Plan (the “2006 Plan”) adopted by our Board upon our initial public offering. The 2016 Plan allows us to grant stock options, stock appreciation rights (“SARs”), restricted stock, RSUs, performance awards and other stock-based awards to certain directors, officers, employees, consultants and other individuals who perform services for us or our affiliates. RSU and PSU awards under the 2016 Plan may be accompanied by dividend equivalent rights providing for a lump sum cash amount equal to the accrued dividends from the grant date of the RSU or PSU, which is paid in cash on the vesting date.

The Human Capital and Compensation Committee generally administers the 2016 Plan, has discretion to select the persons to whom awards are made under the 2016 Plan, and prescribes the terms and conditions of each award under the 2016 Plan. The Board also has the power to administer the 2016 Plan. With respect to the application of the 2016 Plan to non-employee directors, the Board has sole responsibility and authority for matters relating to the grant and administration of awards. For a description of the Human Capital and Compensation Committee’s delegation of authority to grant equity awards, please see the narrative discussion of our Human Capital and Compensation Committee under the heading “Committees of the Board of Directors” in this Proxy Statement.

Equity awards under the 2016 Plan are subject to exercise or base prices equal to (or greater than) the market price of our Common Stock on the grant date. We define the market price of our Common Stock as the NYSE closing price on the date of the grant, or the last previous NYSE closing price if the date of the grant occurs on a day when the NYSE is not open for trading. For a description of the equity awards made under the 2016 Plan in 2022 to our NEOs and directors, please see the narrative discussions and tables under the headings “Grants of Plan-Based Awards in 2022” and “2022 Director Compensation” in this Proxy Statement.

We intend to continue our practice of providing long-term equity-based compensation under the 2016 Plan to our employees, including our NEOs, through time-vested grants with exercise or base prices equal to (or greater than) the fair market value of our Common Stock on the grant date. We also intend to continue our practice of making initial grants to newly hired executives, including future NEOs. The Human Capital and Compensation Committee does not currently consider gains or losses from prior equity awards in setting other elements of compensation.

Fringe Benefits, Perquisites and Severance Provisions

Our NEOs are eligible to participate in the benefit plans generally available to all of our employees, which include health, dental, life insurance, vision and disability insurance. We also sponsor a voluntary 401(k) Employee Retirement Savings Plan (“401(k) Plan”) for eligible employees (including our NEOs) administered by Fidelity Investments. Employees must be at least 21 years of age to participate in the 401(k) Plan. Prior to January 1, 2021, after the first anniversary of employment with us, provided such employee is at least 21 years of age and with at least 1,000 hours worked, we matched employee contributions to the 401(k) Plan, including those by our NEOs, on a fully vested basis up to a maximum of six percent of eligible compensation.

Because compensation limits imposed on qualified retirement plans by the Internal Revenue Code prevent certain of our executives, including our NEOs, from being able to contribute amounts to the 401(k) Plan sufficient to receive the full Company match of six percent of eligible compensation, in 2019 we adopted the Delek US Holdings, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”) that allows our executives, including our NEOs, to receive such matching contributions. The Deferred Compensation Plan allows participating executives, including our NEOs, to defer up to 50% of their base salary, and up to 100% of amounts payable under our annual incentive plan, and, prior to January 1, 2021, receive matching contributions as if they had been made under the 401(k) Plan up to a maximum of six percent of eligible compensation.

Since the 2008 tax year, we have reimbursed our executive officers for the cost of professional preparation of their income tax returns. Because our executive officers are typically among our most highly compensated employees, their personal tax returns may be examined in connection with examinations of our tax returns. In addition, Exchange Act reporting requirements expose the executive officers’ compensation to public scrutiny. We believe that encouraging our executive officers to seek professional tax advice will mitigate the personal risks that accompany the heightened scrutiny of their compensation, provide us with a retention and recruiting tool for executive officers, and protect us from the negative publicity that could surround an executive officer’s misstatement of his or her personal income tax liabilities.

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We currently have written employment arrangements with each of Messrs. Yemin, Soreq, Spiegel, O’Malley, and Thaver and Ms. McWatters. These employment arrangements generally provide for certain benefits to and commitments from each NEO, including:

•	Provisions requiring the confidentiality of Company information obtained by the executive during his or her employment;
•	Non-competition and non-solicitation restrictions on the executive in the event of termination of his or her employment; and
•	The provision of certain perquisites described above including reimbursement of certain tax preparation costs and, for Messrs. Yemin, Soreq, and Spiegel, the use of a Company-owned vehicle, and for Messrs. Spiegel and Thaver, reimbursement for certain rent expenses, which perquisites are more fully described in the Summary Compensation Table in this Proxy Statement.

In addition, these employment agreements, as well as the terms of the 2006 Plan, the 2016 Plan and Delek Logistics LTIP, may require us to provide compensation or other benefits to our NEOs in connection with certain events related to a termination of employment or a change in control or exchange transaction. For a description of the terms of these arrangements, see “Potential Payments Upon Termination or Change-in-Control” in this Proxy Statement. We have established these arrangements because we believe that providing NEOs with compensation and benefit arrangements upon termination or a change in control or exchange transaction is necessary for us to be competitive with compensation packages of other companies in our industry and assists us in recruiting and retaining talented executives. In addition, formalizing these benefits provides us with certainty in terms of our obligations to an eligible executive in the event that our relationship with any such executive is terminated.

Stock Ownership Guidelines

The Board has adopted the following stock ownership and retention guidelines for its executive officers, including Mr. Soreq, and for its non-employee directors:

INDIVIDUAL	VALUE OF SHARES TO BE OWNED
CHIEF EXECUTIVE OFFICER	5 x Base Salary
OTHER EXECUTIVE OFFICERS	2 x Base Salary
NON-EMPLOYEE DIRECTORS	3 x Base Annual Retainer

As an executive officer, our former President and Chief Executive Officer, Mr. Yemin, must retain shares equal to two times his base salary. Executive officers and non-employee directors have five years to meet the requisite ownership threshold and, once attained, are expected to continuously own sufficient shares to meet that threshold. Compliance with the guidelines is monitored by the Human Capital and Compensation Committee.

Clawback Policy

Our Human Capital and Compensation Committee adopted a clawback policy in March 2016 that was updated in September 2020 (the “Clawback Policy”). The changes to the Clawback Policy in 2020 expanded the policy to cover (i) any conduct that results in a material restatement of our consolidated financial statements, without requiring intentional misconduct, (ii) fraud, intentional misconduct, gross negligence, and failures to monitor conduct or risk that harm the Company without resulting in a restatement, and (iii) incentive compensation in addition to equity compensation.

Under the Clawback Policy, as amended in 2020, if our consolidated financial statements are materially restated within three years of the first filing of such financial statements with the SEC due to material noncompliance with any financial reporting requirements under applicable securities laws, the Human Capital and Compensation Committee may require that any current or former employee subject to the Clawback Policy (which includes all of our executive officers) forfeit and/or return to us all or a portion of (a) any bonus or incentive compensation received or awarded for the period to the extent that the amount that would have been awarded had the financial results been properly reported would have been lower than the amount actually awarded (with respect to restatements), or in full or part (with respect to fraud, intentional misconduct, gross negligence, and failures to monitor conduct or risk that harm the Company) and (b) any compensation vested, awarded or received under any equity award (including any award of stock options, restricted stock, RSUs, PSUs or other performance shares, phantom shares or SARs) during the period subject to restatement or the period during which the fraud, intentional misconduct, gross negligence, or failure to monitor conduct or risk took place.

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Prohibition Against Speculative Transactions

Our Code of Business Conduct and Ethics, which applies to all of our employees and directors, prohibits speculative transactions in our stock such as short sales, puts, calls or other similar options to buy or sell our stock in an effort to hedge certain economic risks or otherwise. In 2019 we also prohibited the pledging of our stock as collateral for loans or otherwise, with existing pledges grandfathered in.

Guidelines for Trades by Insiders

We maintain policies that govern trading in our Common Stock by officers and directors required to report under Section 16 of the Exchange Act, as well as certain other employees who may have regular access to material non-public information about us. These policies include pre-approval requirements for all trades and periodic trading “black-out” periods designed with reference to our quarterly financial reporting schedule. We also require pre-approval of all trading plans adopted pursuant to Rule 10b5-1 promulgated under the Exchange Act. To mitigate the potential for abuse, no trades are allowed under a trading plan within 30 days after adoption. In addition, we discourage termination or amendment of trading plans by prohibiting trades under new or amended plans within 90 days following a plan termination or amendment.

Find more online

The following may be found on the “Corporate Governance” page of our website at https://www.delekus.com/about/corporate-governance/:

►  Share Ownership and Retention Requirements for Directors and Executive Officers

►  Clawback Policy

►  Code of Business Conduct and Ethics

Human Capital and Compensation Committee Report

The Human Capital and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and based on the review and discussions, the Human Capital and Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Members of the Human Capital and Compensation Committee William J. Finnerty, Chair Richard J. Marcogliese Gary M. Sullivan, Jr. Laurie Z. Tolson Shlomo Zohar
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Summary Compensation Table

The Summary Compensation Table below summarizes the compensation for the fiscal year ended December 31, 2022 (and the two prior fiscal years) for (i) our principal executive officer (Mr. Soreq), (ii) our former principal executive officer (Mr. Yemin), (iii) our principal financial officer (Mr. Spiegel), and (iv) our three other most highly compensated executive officers for the fiscal year ended December 31, 2022 (Ms. McWatters and Messrs. O’Malley and Thaver). We refer to these individuals collectively herein as our “named executive officers” or “NEOs.” The footnotes to the Summary Compensation Table set forth narrative discussions of the material factors necessary to understand the information disclosed in the table.

On March 28, 2022 we announced that Mr. Yemin would be stepping down as our Chief Executive Officer and President and would assume the role of Executive Chairman of the Board effective in June 2022. Avigal Soreq was appointed as our next Chief Executive Officer and President and assumed his new role on June 9, 2022.

Name Principal Position(s)	Fiscal Year	Salary (1)	Bonus (2)	Stock Awards (3)	Option Awards	Non-Equity Incentive Plan Compensation (4)	All Other Compensation (5)	Total
		($)	($)	($)	($)	($)	($)	($)
Avigal Soreq Chief Executive Officer	2022	421,538	—	3,721,397	—	1,898,400	294,429	6,335,764
	2021	34,615	—	—	—	—	547,040	581,656
	2020	588,846	—	961,724	—	—	23,765	1,574,335
Ezra Uzi Yemin Executive Chairman and Former Chief Executive Officer	2022	937,500 (6)	—	9,253,982	—	2,170,306	79,109	12,440,898
	2021	871,026 (7)	—	7,771,055	—	—	26,332	8,668,413
	2020	1,056,487 (7)	—	5,673,958	—	—	41,211	6,771,657
Reuven Spiegel EVP, Chief Financial Officer	2022	500,000	—	1,000,473	—	635,625	57,210	2,193,307
	2021	490,385	500,000 (8)	969,748	—	—	7,498	1,967,630
	2020	351,923	—	99,973	—	—	40,891	492,787
Denise McWatters EVP, General Counsel, and Corporate Secretary	2022	400,000	—	875,342	—	508,500	19,195	1,803,037
	2021	362,308	—	848,462	—	—	2,741	1,213,511
Todd O’Malley EVP, Chief Operating Officer	2022	673,077	50,000 (9)	1,875,814	—	1,186,500	27,040	3,812,432
	2021	484,616	50,000 (9)	969,724	—	—	425,929	1,930,268
Nithia Thaver EVP, President of Refining	2022	398,079	—	371,765	—	559,993	126,741	1,456,578
(1)	Amounts shown represent 26 bi-weekly pay periods during each fiscal year, 27 bi-weekly pay periods in 2020 due to leap year, and are not reduced to reflect the NEO’s contributions, if any, to the Company’s 401(k) Plan. Amounts shown are amounts actually earned by the NEO during the applicable fiscal year and reflect, to the extent applicable, the impact of any salary adjustments during the year.

(2)	For 2022, the amounts reported in this column reflect discretionary cash bonuses awarded by the Human Capital and Compensation Committee in 2023 for 2022 service in consideration of the Company’s successful performance in 2022.

(3)	Amounts in this column represent the grant date fair value of PSUs, DK RSUs, and DKL RSUs granted under the 2016 Plan. The fair value of PSUs is calculated using a Monte-Carlo simulation model, which assumes a risk-free rate of interest of 1.84%, an expected term of 2.81 years and expected volatility of 74.11%. The fair value of RSUs is calculated using the closing price of our Common Stock and DKL’s common limited partner units on the date of the grant. Assumptions used in the calculation of these amounts for the 2022 fiscal year are included in footnote 20 to our audited financial statements for the 2022 fiscal year included in our Annual Report on Form 10-K filed with the SEC on March 1, 2023. Because the fair value of PSUs is calculated differently than the fair value of RSUs, the grant date fair values for PSUs and RSUs covering identical quantities of shares may differ. If achievement of the highest level of performance conditions is assumed, the grant date fair value of the PSUs and RSUs granted in 2022 would be $4,482,169 for Mr. Soreq, $14,807,357 for Mr. Yemin, $1,600,853 for Mr. Spiegel, $1,400,650 for Ms. McWatters, $3,001,504 for Mr. O’Malley, and $449,294 for Mr. Thaver. The grant date fair value of each PSU and RSU award in 2022 is set forth in the Grants of Plan-Based Awards in 2022 table on page 45.
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(4)	For 2022, the amounts reported in this column reflect amounts earned under the 2022 AIP.

(5)	For fiscal year 2022, this amount includes matching contributions to the Company’s 401(k) Plan in the amount of $18,300 for Mr. Yemin, $18,300 for Mr. Spiegel, $16,454 for Ms. McWatters, $9,992 for Mr. O’Malley, and $7,128 for Mr. Thaver; group term life insurance premiums of $42 for Mr. Soreq, $1,242 for Mr. Yemin, $6,858 for Mr. Spiegel, $2,741 for Ms. McWatters, and $623 for Mr. O’Malley. For Mr. Soreq, this amount also includes reimbursement in the amount of $5,970 for professional tax preparation fees, $23,722 for auto expenses, and $264,695 for relocation services rendered in 2022. For Mr. Yemin, this amount also includes payments for outside legal counsel in connection with the Executive Chairman Agreement negotiation in the amount of $37,477, reimbursement in the amount of $25,000 for professional tax preparation fees and $90 for auto expenses. For Mr. Spiegel, this amount also includes reimbursement in the amount of $26,243 for rent and $5,809 for auto expenses. For Mr. O’Malley, this amount also includes reimbursement in the amount of $16,425 for professional tax preparation fees. For Mr. Thaver, this amount also includes reimbursement in the amount of $118,443 for rent and $1,170 for remote work. No other NEO had perquisites or other personal benefits in 2022 with an aggregate value in excess of $10,000.

(6)	In connection with his transition from CEO and President to Executive Chairman of the Board, Mr. Yemin’s annual base salary decreased from $1,075,000 to $800,000, effective as of June 9, 2022.

(7)	This amount reflects Mr. Yemin’s decision to waive 33% of his salary from November 3, 2020 until July 1, 2021 in light of the COVID-19 Pandemic.

(8)	This amount represents a signing bonus paid to Mr. Spiegel pursuant to the terms of his offer letter dated April 6, 2020.

(9)	This amount represents a signing bonus paid to Mr. O’Malley in connection with his hire.

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Grants of Plan-Based Awards in 2022

The following table provides information regarding plan-based awards granted to our NEOs during fiscal year 2022:

Name	Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)				Estimated Future Payouts Under Equity Incentive Plan Awards (#)(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards (3)
	Threshold	Target	Maximum	Grant Date	Threshold	Target	Maximum
Avigal Soreq	—	$1,120,000	$2,240,000	06/10/2022	11,232	22,463	44,926		$1,126,295
				06/10/2022	5,615	11,230	22,460		$549,821
				06/10/2022	5,615	11,230	22,460		$545,329
				06/10/2022				29,949 (4)	$999,997
				06/10/2022				9,331 (5)	$499,955
Ezra Uzi Yemin	—	$1,120,000	$2,240,000	03/10/2022	84,552	169,104	338,208		$5,553,375
				03/10/2022				112,736 (4)	$2,466,664
				03/10/2022				29,827 (5)	$1,233,943
Reuven Spiegel	—	$375,000	$750,000	03/10/2022	9,141	18,282	36,564		$600,381
				03/10/2022				12,188 (4)	$266,673
				03/10/2022				3,225 (5)	$133,418
Denise McWatters	—	$300,000	$600,000	03/10/2022	7,998	15,996	31,992		$525,309
				03/10/2022				10,664 (4)	$233,328
				03/10/2022				2,821 (5)	$116,705
Todd O’Malley	—	$700,000	$1,400,000	03/10/2022	17,139	34,278	68,556		$1,125,690
				03/10/2022				22,852 (4)	$500,002
				03/10/2022				6,046 (5)	$250,123
Nithia Thaver	—	$300,000	$600,000	03/10/2022	1,714	3,428	6,856		$112,576
				03/10/2022	857	1,714	3,428		-
				03/10/2022	857	1,714	3,428		-
				03/10/2022				4,570 (4)	$99,992
				03/10/2022				1,209 (5)	$50,016
(1)	Represents possible payouts under the 2022 AIP.
(2)	The amounts in this column reflect the threshold, target, and maximum shares to be issued upon the vesting of PSUs. The PSUs granted to Messrs. Yemin, Spiegel, O’Malley, and Thaver and Ms. McWatters on March 10, 2022 are subject to three different performance periods: January 1, 2022 and ending December 31, 2022, January 1, 2022 and ending December 31, 2023, and January 1, 2022 and ending December 31, 2024. The PSUs granted to Mr. Soreq on June 10, 2022 are subject to three different performance periods: January 1, 2022 and ending December 31, 2022, January 1, 2022 and ending December 31, 2023, and January 1, 2022 and ending December 31, 2024.
(3)	The amounts in this column reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for financial statement reporting purposes over the expected term of the grant. Assumptions used in the calculation of this amount for the 2022 fiscal year are included in footnote 20 to our audited financial statements for the 2022 fiscal year included in our Annual Report on Form 10-K filed with the SEC on March 1, 2023. Because the fair value of PSUs is calculated differently than the fair value of RSUs, the grant date fair values for PSUs and RSUs covering identical quantities of shares may differ.
(4)	The amounts in this column reflect the Delek shares to be issued upon the vesting of RSUs granted under the 2016 Plan. The RSUs vest quarterly for three years, pro rata.
(5)	The amounts in this column reflect the Delek Logistics common units to be issued upon the vesting of RSUs granted under the Delek Logistics 2012 Long-Term Incentive Plan. The RSUs vest quarterly for three years, pro rata.
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Narrative to the Summary Compensation Table and Grants of Plan-Based Awards in 2022 Table

The following is a discussion of certain terms of the employment agreements with our NEOs that we believe are necessary to an understanding of the information disclosed in the Summary Compensation Table and Grants of Plan-Based Awards in 2022 Table.

Yemin Employment Agreement

On May 8, 2020, we entered into an amended and restated employment agreement with Mr. Yemin (the “Yemin Employment Agreement”). The Yemin Employment Agreement provided Mr. Yemin an annual base salary of at least $1,075,000, and set his annual bonus target at 140% of his base salary with a maximum payout opportunity of 200% of the target amount. The Yemin Employment Agreement also provided for annual grants under the Company’s 2016 Long-Term Incentive Plan in a target amount of at least $6,300,000 per year split evenly between time-vesting RSUs and performance-based PSUs. The Yemin Employment Agreement had an initial term expiring May 8, 2023, and would have automatically renew for one-year terms unless terminated by either Mr. Yemin or the Company.

Under the Yemin Employment Agreement, Mr. Yemin also leased his residence from us at fair market value and included an option to purchase the residence at fair market value. This option expired on May 7, 2021. Perquisites provided by the Yemin Employment Agreement included reimbursement for the reasonable costs of professional preparation of his personal income tax return(s), not to exceed $25,000 in any calendar year, and the personal use of a company-owned automobile.

The Yemin Employment Agreement also included a noncompetition clause which provided that Mr. Yemin would not compete with the Company, directly or indirectly, in a geographic territory defined in the Yemin Employment Agreement during the term of the Yemin Employment Agreement and for one year thereafter. The Yemin Employment Agreement also included non-solicitation provisions with respect to the customers and employees of the Company during the term of the Yemin Employment Agreement and for one year thereafter.

On March 28, 2022, we announced that Mr. Yemin would be transitioning from our Chief Executive Officer to Executive Chairman of the Board in June 2022, in connection with the appointment of Avigal Soreq as our Chief Executive Officer. In connection with this transition we entered into two agreements with Mr. Yemin. The first is an amendment to the Yemin Employment Agreement that terminates the Yemin Employment Agreement on the date he becomes our Executive Chairman of the Board, provided, however, that the accelerated vesting described below under the heading “Potential Payments Upon Termination or Change-In-Control” in this Proxy Statement under the Yemin Employment Agreement will be preserved through Mr. Yemin’s tenure as Executive Chairman of the Board.

The second agreement entered into with Mr. Yemin in connection with this transition is a new Executive Chairman Agreement (the “Executive Chairman Agreement”). Under the Executive Chairman Agreement Mr. Yemin will, provided that he continues to be elected as a member of the Board, serve as the Executive Chairman of the Board and be entitled to receive a base salary of $800,000 for the first twelve months following the Executive Chairman Agreement and base salary of $500,000 through the period beginning on the first anniversary of the effective date of the Executive Chairman Agreement and ending December 31, 2023. Mr. Yemin is eligible to receive, through the period ending December 31, 2023, an annual target bonus of 140% of the base salary in effect for the calendar year in which such bonus is payable. If at any time during the period ending December 31, 2025 Mr. Yemin ceases to be a member of the Board, he will serve as an advisor to our Chief Executive Officer and the Board on mutually agreeable terms to be determined in good faith and will receive competitive market compensation for such services.

Effective as of March 1, 2023, the Human Capital and Compensation Committee and the Board voted to approve an amendment to the Executive Chairman Agreement (the “Executive Chairman Agreement Amendment”). Under the Executive Chairman Agreement Amendment, the term of the Executive Chairman Agreement is extended to December 31, 2024, with an annual base salary of $500,000 for the 2024 fiscal year. Additionally, under the Executive Chairman Agreement Amendment Mr. Yemin will receive grants of time‑vesting equity awards on March 10, 2023 consisting of $750,000 of Delek RSUs and $750,000 of DKL RSUs, which grants will vest 50% on December 31, 2023 and 50% on December 31, 2024, subject to Mr. Yemin’s continued service to the Company.

Under the terms of the Yemin Employment Agreement and the Executive Chairman Agreement, as amended, Mr. Yemin may receive certain benefits upon the expiration or termination of his employment. Please see the narrative discussion under the heading “Potential Payments Upon Termination or Change-In-Control” in this Proxy Statement for further discussion of these terms.

Soreq Employment Agreement

On May 28, 2022, we entered into an employment agreement with Mr. Soreq (the “Soreq Agreement”), to be effective on the day he assumed office as Chief Executive Officer and President, with a fixed term ending on June 12, 2026. The Soreq Agreement does not contemplate

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automatic extension. In addition, the failure to renew the Soreq Agreement will not constitute an event that triggers severance payments. Under the Soreq Agreement, Mr. Soreq will be entitled to an annual base salary of $800,000 and his annual target bonus will be 140% of his base salary, with a maximum payout opportunity of 200% of the target amount. The Soreq Agreement also provides that Mr. Soreq is eligible for annual grants under the Company’s 2016 Long-Term Incentive Plan in a target amount of at least $3,000,000 per year split evenly between time-vested RSUs and performance-based PSUs. The Soreq Agreement includes a noncompetition clause which provides that Mr. Soreq will not compete with the Company, directly or indirectly, in the geographic area defined in the agreement during its term and for one year thereafter. The Soreq Agreement also includes non-solicitation provisions with respect to the customers and employees of the Company during the term of the Soreq Agreement and for one year thereafter. In addition to benefits available to the Company’s senior executive officers generally, the Soreq Agreement also provides reimbursement for the reasonable costs of professional preparation of his personal income tax returns, not to exceed $25,000 in any calendar year, and a Company provided car.

In February 2023, the Human Capital and Compensation Committee and the Board voted to approve an increase in Mr. Soreq’s base salary from $800,000 annually to $900,000 annually, effective as of March 1, 2023. Additionally, the Human Capital and Compensation Committee and the Board voted to approve an increase in Mr. Soreq’s long-term incentive compensation from $3,000,000 annually to $3,500,000 annually, effective as of March 1, 2023. The Human Capital and Compensation Committee also approved the grant of time-vesting RSUs to Mr. Soreq under the Company’s 2016 Long-Term Incentive Plan on March 10, 2023 with an aggregate grant date fair value of $875,000, which will vest quarterly over three years upon Mr. Soreq’s continued service to the Company. Finally, the Human Capital and Compensation Committee approved a grant of performance-based PSUs on March 10, 2023 in target quantities equal to $1.75 million.

Mr. Soreq also entered into a separate Change in Control Agreement with us as described below under the heading “Potential Payments Upon Termination or Change-In-Control” in this Proxy Statement. The Change in Control Agreement has a term that begins six months prior to a change in control and continues for 24 months following the change in control.

Mr. Soreq may receive certain benefits upon the expiration or termination of his employment. Please see the narrative discussion under the heading “Potential Payments Upon Termination or Change-In-Control” in this Proxy Statement for further discussion of these terms.

Spiegel Employment Agreement

On August 1, 2020, we entered into an employment agreement with Mr. Spiegel that expires on December 31, 2023 (the “Spiegel Agreement”). The Spiegel Agreement amends and replaces the offer letter the Company entered into with Mr. Spiegel in April 2020 in connection with his appointment as Chief Financial Officer. The Spiegel Agreement provides for the following: an annual base salary of $500,000; a $500,000 cash bonus opportunity payable in April 2021; beginning in 2021, an annual bonus opportunity with a target amount of 75% of base salary and a maximum payout opportunity of 200% of the target amount; and, beginning in 2021, annual grants under the Company’s 2016 Long-Term Incentive Plan in an amount of $800,000 per year split evenly between time-vesting RSUs and performance-based PSUs.

The Spiegel Agreement includes a noncompetition clause which provides that Mr. Spiegel will not compete with the Company, directly or indirectly, in the geographic territory defined in the Spiegel Agreement during the term of the Spiegel Agreement and for one year thereafter. The Spiegel Agreement also includes non-solicitation provisions with respect to the customers and employees of the Company during the term of the Spiegel Agreement and for one year thereafter.

In February 2023, the Human Capital and Compensation Committee and the Board voted to amend the Spiegel Agreement to extend the term through December 31, 2024. The Human Capital and Compensation Committee and the Board also approved an increase in Mr. Spiegel’s base salary from $500,000 annually to $600,000 annually, effective as of March 1, 2023. Additionally, the Human Capital and Compensation Committee and the Board voted to approve an increase in Mr. Spiegel’s annual bonus opportunity from a target amount of 75% of base salary to 90% of base salary. The Human Capital and Compensation Committee and the Board also voted to approve grants under the Company’s 2016 Long-Term Incentive Plan in an amount of $1,100,000 split evenly between time-vesting RSUs, which will vest annually over two years, and performance-based PSUs, which are subject to a performance period of January 1, 2023 to December 31, 2024.

In February 2023, the Human Capital and Compensation Committee and the Board also voted to approve a consulting agreement (the “Spiegel Consulting Agreement”) with Mr. Spiegel which will become effective upon the earlier of (i) three months notice or (ii) December 31, 2024, unless Mr. Spiegel is terminated for cause. The term of the Spiegel Consulting Agreement is for twelve months and provides for an annual base salary of $400,000.

Mr. Spiegel may receive certain benefits upon the expiration or termination of his employment. Please see the narrative discussion under the heading “Potential Payments Upon Termination or Change-In-Control” in this Proxy Statement for further discussion of these terms.

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McWatters Employment Agreement

On February 3, 2021, we entered into an employment agreement with Ms. McWatters that expires on February 28, 2025 (the “McWatters Agreement”). The McWatters Agreement provides Ms. McWatters with an annual base salary of at least $400,000 and sets her annual bonus target at 75% of base salary with a maximum payout opportunity of 200% of the target amount. The McWatters Agreement also provides that Ms. McWatters is eligible for annual grants under the Company’s 2016 Long-Term Incentive Plan in a target amount of at least $700,000 per year split evenly between time-vested RSUs and performance-based PSUs.

The McWatters Agreement includes non-solicitation provisions with respect to the customers and employees of the Company during the term of the McWatters Agreement and for one year thereafter.

Ms. McWatters may receive certain benefits upon the expiration or termination of her employment. Please see the narrative discussion under the heading “Potential Payments Upon Termination or Change-In-Control” in this Proxy Statement for further discussion of these terms.

O’Malley Employment Agreement

In connection with his promotion to the role of Chief Operating Officer, on March 28, 2022, we entered into an employment agreement with Mr. O’Malley that expires on March 27, 2026 (the “O’Malley Agreement”). The O’Malley Agreement provides for the following: an annual base salary of $700,000; a $50,000 cash payment at the end of 2022; an annual bonus opportunity with a target amount of 100% of base salary with a maximum payout opportunity of 200% of the target amount. The O’Malley Agreement also provides that Mr. O’Malley is eligible for annual grants under the Company’s 2016 Long-Term Incentive Plan in a target amount of at least $1,500,000 per year split evenly between time-vested RSUs and performance-based PSUs.

The O’Malley Agreement includes non-solicitation provisions with respect to the customers and employees of the Company during the term of the O’Malley Agreement and for one year thereafter.

Mr. O’Malley also entered into a separate Change in Control Agreement with us as described below under the heading “Potential Payments Upon Termination or Change-In-Control” in this Proxy Statement. The Change in Control Agreement has a term that begins six months prior to a change in control and continues for 24 months following the change in control.

Mr. O’Malley may receive certain benefits upon the expiration or termination of his employment. Please see the narrative discussion under the heading “Potential Payments Upon Termination or Change-In-Control” in this Proxy Statement for further discussion of these terms.

Thaver Employment Agreement

In connection with his promotion to the role of Executive Vice President and President of Refining, on February 25, 2022, we entered into an employment agreement with Mr. Thaver (the “Thaver Agreement”). The Thaver Agreement provides Mr. Thaver with an annual base salary of at least $400,000 and sets his annual bonus target at 75% of base salary with a maximum payout opportunity of 200% of the target amount. The Thaver Agreement also provides that Mr. Thaver is eligible for annual grants under the Company’s 2016 Long-Term Incentive Plan in a target amount of at least $300,000 per year split evenly between time-vested RSUs and performance-based PSUs.

The Thaver Agreement includes non-solicitation provisions with respect to the customers and employees of the Company during the term of the Thaver Agreement and for one year thereafter. In addition to benefits available to the Company’s senior executive officers generally, the Thaver Agreement also provides reimbursement for the reasonable costs of professional tax and financial counseling, not to exceed $25,000 in any calendar year.

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Outstanding Equity Awards at December 31, 2022

The following table provides information about the number of outstanding equity awards held by our NEOs at December 31, 2022.

	Option Awards				Stock Awards
							Equity Incentive Plan Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units That Have Not Vested	Market Value of Shares or Units That Have Not Vested (1)	Number of Unearned Shares or Units	Market or Payout Value of Unearned Shares or Units (1)
Avigal Soreq	—	—	—	—	24,958 (2)	$673,866	11,230 (2)	$303,210
					7,776 (2)	$351,864	11,230 (2)	$303,210
							22,463 (2)	$606,501
Ezra Uzi Yemin	—	—	—	—	20,702 (3)	$558,954	248,422 (3)	$6,707,394
					35,200 (4)	$950,400	126,709 (4)	$3,421,143
					84,553 (5)	$2,282,931	169,104 (5)	$4,565,808
					12,096 (4)	$547,344
					22,371 (5)	$1,012,288
Reuven Spiegel	—	—	—	—	4,470 (6)	$120,690	16,090 (6)	$434,430
					6,965 (7)	$188,055	18,282 (7)	$493,614
					1,537 (6)	$69,549
					1,844 (7)	$83,441
Denise McWatters	—	—	—	—	3,911 (8)	$105,597	3,519 (8)	$95,013
					7,999 (9)	$215,973	7,039 (8)	$190,053
					1,345 (8)	$60,861	15,996 (9)	$431,892
					2,116 (9)	$95,749
Todd O’Malley	—	—	—	—	4,470 (10)	$120,690	4,022 (10)	$108,594
					17,140 (11)	$462,780	8,045 (10)	$217,215
					1,537 (10)	$69,549	34,278 (11)	$925,506
					4,536 (11)	$205,254
Nithia Thaver	24,375	8,125	$33.11	3/10/2029	2,084 (12)	$56,268	1,714 (14)	$46,278
					3,948 (13)	$106,596	1,714 (14)	$46,278
					3,429 (14)	$92,583	3,428 (14)	$92,556
					908 (14)	$41,087
(1)	Amounts in these columns with respect to Delek RSUs and PSUs are based upon a market value of $27.00 per share, which was the closing price of our Common Stock on the NYSE on December 30, 2022, the last trading day of fiscal year 2022. Amounts with respect to Delek Logistics RSUs are based upon a market value of $45.25 per Delek Logistics common unit, which was the closing price of Delek Logistics common units on the NYSE on December 30, 2022, the last trading day of fiscal year 2022. The value of PSUs assumes settlement at the target quantities.
(2)	On June 10, 2022, Mr. Soreq was granted 44,923 PSUs, 29,949 Delek RSUs and 9,331 Delek Logistics RSUs. 11,230 of the PSUs were subject to a performance period that began January 1, 2022 and ended December 31, 2022, all of these PSUs were paid out. 11,230 of the PSUs are subject to a performance period that began January 1, 2022 and ends December 31, 2023. 22,463 of the PSUs are subject to a performance period that began January 1, 2022 and ends December 31, 2024. The RSUs vest quarterly over three years, pro rata. 4,991 of the Delek RSUs and 1,555 of the Delek Logistics RSUs had vested at December 31, 2022.
(3)	On March 10, 2020, Mr. Yemin was granted 248,422 PSUs and 248,422 RSUs. The PSUs were subject to a performance period that began January 1, 2020 and ended December 31, 2022, none of these PSUs were paid out. The RSUs vest quarterly over three years, pro rata. 227,720 of the RSUs had vested at December 31, 2022.
(4)	On March 10, 2021, Mr. Yemin was granted 126,709 PSUs, 84,473 Delek RSUs and 29,029 Delek Logistics RSUs. The PSUs are subject to a performance period that began January 1, 2021 and ends December 31, 2023. The RSUs vest quarterly over three years, pro rata. 49,273 of the Delek RSUs and 16,933 of the Delek Logistics RSUs had vested at December 31, 2022.
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(5)	On March 10, 2022, Mr. Yemin was granted 169,104 PSUs, 112,736 Delek RSUs and 29,827 Delek Logistics RSUs. The PSUs are subject to a performance period that began January 1, 2022 and ends December 31, 2024. The RSUs vest quarterly over three years, pro rata. 28,183 of the Delek RSUs and 7,456 of the Delek Logistics RSUs had vested at December 31, 2022.
(6)	On March 10, 2021, Mr. Spiegel was granted 16,090 PSUs, 10,726 Delek RSUs and 3,686 Delek Logistics RSUs. The PSUs are subject to a performance period that began January 1, 2021 and ends December 31, 2023. The RSUs vest quarterly over three years, pro rata. 6,256 of the Delek RSUs and 2,149 of the Delek Logistics RSUs had vested at December 31, 2022.
(7)	On March 10, 2022, Mr. Spiegel was granted 18,282 PSUs, 12,188 Delek RSUs and 3,225 Delek Logistics RSUs. The PSUs are subject to a performance period that began January 1, 2022 and ends December 31, 2023. The RSUs vest quarterly over three years, pro rata. 5,223 of the Delek RSUs and 1,381 of the Delek Logistics RSUs had vested at December 31, 2022.
(8)	On March 10, 2021, Ms. McWatters was granted 14,077 PSUs, 9,385 Delek RSUs and 3,225 Delek Logistics RSUs. 3,519 of the PSUs were subject to a performance period that began January 1, 2021 and ended December 31, 2021; none of these PSUs were paid out on. 3,519 of the PSUs were subject to a performance period that began January 1, 2021 and ended December 31, 2022, of these PSUs 1,759 were paid out. 7,039 of the PSUs are subject to a performance period that began January 1, 2021 and ends December 31, 2023. The RSUs vest quarterly over three years, pro rata. 5,474 of the Delek RSUs and 1,880 of the Delek Logistics RSUs had vested at December 31, 2022.
(9)	On March 10, 2022, Ms. McWatters was granted 15,996 PSUs, 10,664 Delek RSUs and 2,821 Delek Logistics RSUs. The PSUs are subject to a performance period that began January 1, 2022 and ends December 31, 2024. The RSUs vest quarterly over three years, pro rata. 2,665 of the Delek RSUs and 705 of the Delek Logistics RSUs had vested at December 31, 2022.
(10)	On March 10, 2021, Mr. O’Malley was granted 12,067 PSUs, 10,726 Delek RSUs and 3,686 Delek Logistics RSUs. 4,022 of the PSUs were subject to a performance period that began January 1, 2021 and ended December 31, 2022, of these PSUs 2,011 were paid out. 8,045 of the PSUs are subject to a performance period that began January 1, 2021 and ends December 31, 2023. The RSUs vest quarterly over three years, pro rata. 6,256 of the Delek RSUs and 2,149 of the Delek Logistics RSUs had vested at December 31, 2022.
(11)	On March 10, 2022, Mr. O’Malley was granted 34,278 PSUs, 22,852 Delek RSUs and 6,046 Delek Logistics RSUs. The PSUs are subject to a performance period that began January 1, 2022 and ends December 31, 2024. The RSUs vest quarterly over three years, pro rata. 5,712 of the Delek RSUs and 1,510 of the Delek Logistics RSUs had vested at December 31, 2022.
(12)	On June 10, 2020, Mr. Thaver was granted 4,167 Delek RSUs. The RSUs vest quarterly over three years, pro rata. 2,083 of the Delek RSUs had vested at December 31, 2022.
(13)	On June 10, 2021, Mr. Thaver was granted 5,263 Delek RSUs. The RSUs vest quarterly over three years, pro rata. 1,315 of the Delek RSUs had vested at December 31, 2022.
(14)	On March 10, 2022, Mr. Thaver was granted 7,756 PSUs, 4,570 Delek RSUs and 1,209 Delek Logistics RSUs. 1,714 of the PSUs were subject to a performance period that began January 1, 2022 and ended December 31, 2022; all of these PSUs were paid out. 1,714 of the PSUs are subject to a performance period that began January 1, 2022 and ends December 31, 2023. 3,428 of the PSUs are subject to a performance period that began January 1, 2022 and ends December 31, 2024. The RSUs vest quarterly over three years, pro rata. 1,141 of the Delek RSUs and 301 of the Delek Logistics RSUs had vested at December 31, 2022.
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Option Exercises and Stock Vested in 2022

The following table provides information about NQSO and SAR exercises by, and the vesting of RSUs and PSUs for, our NEOs during fiscal year 2022.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting		Value Realized on Vesting
Avigal Soreq	n/a	n/a	6,546	(1)	$199,149	(1)
Ezra Uzi Yemin	n/a	n/a	135,395	(2)	$4,132,278	(2)
Reuven Spiegel	n/a	n/a	11,408	(3)	$385,427	(3)
Denise McWatters	n/a	n/a	7,573	(4)	$255,287	(4)
Todd O’Malley	n/a	n/a	12,026	(5)	$406,473	(5)
Nithia Thaver	n/a	n/a	3,799	(6)	$127,778	(6)
(1)	Quantities and values for these columns are comprised of the following:
NAME	VESTING DATE	SHARES/UNITS VESTED	SYMBOL	AWARD TYPE	FAIR MARKET VALUE PER SHARE OR UNIT*	FAIR MARKET VALUE
SOREQ	12/9/2022	1,555	DKL	RSU	$44.78	$69,633
	12/9/2022	4,991	DK	RSU	$25.95	$129,516
*	The amounts in this column reflect the NYSE closing price of our Common Stock or DKL’s common limited partner units on the vesting date or the last trading day prior to the vesting date.
(2)	Quantities and values for these columns are comprised of the following:
NAME	VESTING DATE	SHARES/UNITS VESTED	SYMBOL	AWARD TYPE	FAIR MARKET VALUE PER SHARE OR UNIT*	FAIR MARKET VALUE
YEMIN	3/10/2022	2,419	DKL	RSU	$41.37	$100,074
	3/10/2022	35,040	DK	RSU	$21.88	$766,675
	6/10/2022	2,419	DKL	RSU	$53.58	$129,610
	6/10/2022	27,741	DK	RSU	$33.39	$926,272
	9/9/2022	7,390	DKL	RSU	$60.95	$450,421
	9/9/2022	27,741	DK	RSU	$29.55	$819,747
	12/9/2022	4,904	DKL	RSU	$44.78	$219,601
	12/9/2022	27,741	DK	RSU	$25.95	$719,879
*	The amounts in this column reflect the NYSE closing price of our Common Stock or DKL’s common limited partner units on the vesting date or the last trading day prior to the vesting date.
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(3)	Quantities and values for these columns are comprised of the following:
Name	Vesting Date	Shares/Units Vested	Symbol	Award Type	Fair Market Value Per Share or unit*	Fair Market Value
SPIEGEL	3/10/2022	307	DKL	RSU	$41.37	$12,701
	3/10/2022	894	DK	RSU	$21.88	$19,561
	6/10/2022	307	DKL	RSU	$53.58	$16,449
	6/10/2022	894	DK	RSU	$33.39	$29,851
	9/9/2022	1,227	DKL	RSU	$60.95	$74,786
	9/9/2022	4,376	DK	RSU	$29.55	$129,311
	12/9/2022	768	DKL	RSU	$44.78	$34,391
	12/9/2022	2,635	DK	RSU	$25.95	$68,378
*	The amounts in this column reflect the NYSE closing price of our Common Stock or DKL’s common limited partner units on the vesting date or the last trading day prior to the vesting date.
(4)	Quantities and values for these columns are comprised of the following:
Name	Vesting Date	Shares/Units Vested	Symbol	Award Type	Fair Market Value Per Share or unit*	Fair Market Value
MCWATTERS	3/10/2022	268	DKL	RSU	$41.37	$11,087
	3/10/2022	782	DK	RSU	$21.88	$17,110
	6/10/2022	269	DKL	RSU	$53.58	$14,413
	6/10/2022	782	DK	RSU	$33.39	$26,111
	9/9/2022	739	DKL	RSU	$60.95	$45,042
	9/9/2022	2,559	DK	RSU	$29.55	$75,618
	12/9/2022	504	DKL	RSU	$44.78	$22,569
	12/9/2022	1,670	DK	RSU	$25.95	$43,337
*	The amounts in this column reflect the NYSE closing price of our Common Stock or DKL’s common limited partner units on the vesting date or the last trading day prior to the vesting date.
(5)	Quantities and values for these columns are comprised of the following:
Name	Vesting Date	Shares/Units Vested	Symbol	Award Type	Fair Market Value Per Share or unit*	Fair Market Value
O’MALLEY	3/10/2022	307	DKL	RSU	$41.37	$12,701
	3/10/2022	894	DK	RSU	$21.88	$19,561
	6/10/2022	307	DKL	RSU	$53.58	$16,449
	6/10/2022	894	DK	RSU	$33.39	$29,851
	9/9/2022	1,314	DKL	RSU	$60.95	$80,088
	9/9/2022	4,702	DK	RSU	$29.55	$138,944
	12/9/2022	810	DKL	RSU	$44.78	$36,272
	12/9/2022	2,798	DK	RSU	$25.95	$72,608
*	The amounts in this column reflect the NYSE closing price of our Common Stock or DKL’s common limited partner units on the vesting date or the last trading day prior to the vesting date.
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(6)	Quantities and values for these columns are comprised of the following:
Name	Vesting Date	Shares/Units Vested	Symbol	Award Type	Fair Market Value Per Share or unit*	Fair Market Value
THAVER	6/10/2022	2,357	DK	RSU	$33.39	$78,700
	9/9/2022	201	DKL	RSU	$60.95	$12,251
	9/9/2022	761	DK	RSU	$29.55	$22,488
	12/9/2022	100	DKL	RSU	$44.78	$4,478
	12/9/2022	380	DK	RSU	$25.95	$9,861
*	The amounts in this column reflect the NYSE closing price of our Common Stock or DKL’s common limited partner units on the vesting date or the last trading day prior to the vesting date.
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Non-Qualified Deferred Compensation

We sponsor a voluntary 401(k) Plan that allows eligible employees to make plan contributions on both a pre-tax and after-tax basis. Prior to January 1, 2021, we matched eligible employee contributions, including those by our NEOs, on a fully-vested basis up to a maximum of six percent of eligible compensation. Although NEOs are eligible to participate in the 401(k) Plan, the application of annual compensation limits under the Internal Revenue Code significantly limits our NEOs’ contributions under the 401(k) Plan. In 2019, we adopted a non-qualified Deferred Compensation Plan that allows our participating executives, including our NEOs, to defer up to 50% of their base salary, and up to 100% of amounts payable under our annual incentive plan. Prior to January 1, 2021, participants also received matching contributions as if they had been made under the 401(k) Plan up to a maximum of six percent of eligible compensation.

The following table sets forth information regarding the contributions by each NEO and the Company to the Deferred Compensation Plan, as well as information regarding earnings, aggregate withdrawals and distributions and balances for each NEO as of and for the fiscal year ended December 31, 2022.

Name	Executive Contributions in Last FY (1)	Registrant Contributions in Last FY (2)	Aggregate Earnings in Last FY (3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE
Avigal Soreq	—	—	—	—	—
Ezra Uzi Yemin	—	—	—	—	—
Reuven Spiegel	—	—	—	—	—
Denise McWatters	—	—	—	—	—
Todd O’Malley	$8,883	—	—	—	$8,883
Nithia Thaver	$188,957	—	—	—	$188,957
(1)	These amounts represent elective contributions into the Deferred Compensation Plan during 2022 of eligible compensation earned by each of our NEOs. The amount of any base salary deferred is included in the amount reported in the 2022 salary column of the Summary Compensation Table above, and the amount of any annual incentive deferred is included in the amount reported in the 2022 non-equity incentive plan compensation column of the Summary Compensation Table above. Deferrals related to amounts otherwise payable in 2023 (even if considered earned in 2022) will be shown as executive contributions for 2023.
(2)	These amounts represent Company matching contributions to the Deferred Compensation Plan during 2022. The amount in this column for each NEO is included in the 2022 “All Other Compensation” column of the Summary Compensation Table above. The amounts in this column account for the company match of 100% up to 6%. This calculation considers the NEOs eligible earnings for the year and what was already paid on the 401(k) match.
(3)	These amounts represent the net gains for each NEO for the contributions to the Deferred Compensation Plan. None of these amounts are included in compensation reported in the Summary Compensation Table above because none of the earnings are considered to be “above market.”

The Deferred Compensation Plan account of each participating NEO is deemed to be invested in certain investment options available under the plan, as designated by the NEO. Deemed investment earnings and losses are applied to each NEO’s Deferred Compensation Plan account based upon the performance of the applicable investment. The Deferred Compensation Plan allows participants to elect the timing and method of distributions.

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Potential Payments Upon Termination or Change-In-Control

The following tables disclose the estimated payments and benefits that would be provided to each of our NEOs, applying the assumptions that each of the triggering events relating to termination of employment and changes in control described in their respective employment agreements, the 2006 Plan, the 2016 Plan and the Delek Logistics LTIP took place on December 30, 2022 and their last day of employment was December 30, 2022. These amounts are in addition to benefits payable generally to our salaried employees. Due to a number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may differ. Factors that could affect these amounts include the timing during the year of any such event and the fair market values of our Common Stock and Delek Logistics’ common units.

Termination of Employment (1)	Soreq (2)	Yemin (3)	Spiegel (4)	McWatters (5)	O’Malley (6)	Thaver (7)
Severance Payment	$5,738,400	$4,570,153	$1,510,625	$1,208,500	$2,586,500	$1,208,506
COBRA	$31,307	$31,307	$20,871	$20,871	$20,871	$20,871
Accrued/Unused Vacation	$64,615	$131,166	$88,462	$64,615	$110,385	$58,461
Accelerated RSUs	$205,049	$1,890,202	$230,805	$135,792	$224,488	$93,335
Accelerated PSUs	$656,982	$10,510,092	$536,427	$365,679	$293,634	$100,269
Accelerated SARs	$ —	$ —	$ —	$ —	$ —	$ —
TOTAL	$6,696,353	$17,132,919	$2,387,189	$1,795,458	$3,235,877	$1,481,442

Change-In-Control (8)	Soreq (9)	Yemin (10) (11)	Spiegel (12)	McWatters (13)	O’Malley (14)	Thaver (15)
Severance/Change-In-Control Payment	$7,658,400	$6,970,306	$2,385,625	$1,908,501	$3,986,500	$1,908,510
COBRA	$31,307	$31,307	$20,871	$20,871	$20,871	$20,871
Accrued/Unused Vacation	$64,615	$131,166	$88,462	$64,615	$110,385	$58,461
Accelerated RSUs	$1,025,730	$5,351,917	$461,735	$478,180	$858,273	$296,534
Accelerated PSUs	$1,212,921	$14,694,345	$928,044	$716,958	$1,251,315	$185,112
Accelerated Options/SARs	$ —	$ —	$ —	$ —	$ —	$ —
TOTAL	$9,992,973	$27,179,041	$3,884,737	$3,189,125	$6,227,344	$2,469,487
(1)	The “Termination of Employment” table assumes that (a) we terminated the NEO’s employment without cause effective December 30, 2022, the last trading day of fiscal year 2022, using the closing price our Common Stock on the NYSE of $27.00 per share and the closing price of Delek Logistics common units on the NYSE of $45.25 per unit, (b) any required advance notice provisions had been satisfied, (c) the vesting of equity awards under the 2006 Plan and 2016 Plan were accelerated by our Board pursuant to any applicable employment agreement provisions (including the prorated acceleration of PSUs at target quantities), and (d) the vesting of equity awards under the Delek Logistics LTIP were not accelerated because the Delek Logistics GP board is not bound by the employment agreements with our NEOs.
(2)	Assumes acceleration of 4,990 unvested DK RSUs, 1,554 unvested DKL RSUs, and 24,333 unvested PSUs.
(3)	Assumes acceleration of 53,570 unvested DK RSUs, 9,808 unvested DKL RSUs, and 389,263 unvested PSUs.
(4)	Assumes acceleration of 5,716 unvested DK RSUs, 1,690 unvested DKL RSUs, and 19,868 unvested PSUs.
(5)	Assumes acceleration of 3,340 unvested DK RSUs, 1,008 unvested DKL RSUs, and 13,544 unvested PSUs.
(6)	Assumes acceleration of 5,596 unvested DK RSUs, 1,622 unvested DKL RSUs, and 10,875 unvested PSUs.
(7)	Assumes acceleration of 3,120 unvested DK RSUs, 201 unvested DKL RSUs, and 3,714 unvested PSUs.
(8)	The “Change-In-Control” table assumes that an “exchange transaction” (as described under the heading “2006 Long-Term Incentive Plan” below) and “change in control” (as described under the heading “2016 Long-Term Incentive Plan” below) occurred on December 30, 2022, the last trading day of fiscal year 2022, when the fair market values of our Common Stock and Delek Logistics’ common units were $27.00 per share and $45.25 per unit, respectively, and, as a result, the NEO’s employment is terminated and our Board and the Delek Logistics GP board of directors decided that all outstanding plan-based and other equity awards should become fully vested (including PSUs at target values) and participate in the transaction value of the shares covered by the award (e.g., by exercise or cash out).
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(9)	Assumes acceleration of 24,958 unvested DK RSUs, 7,776 unvested DKL RSUs, and 44,923 unvested PSUs.
(10)	Assumes acceleration of 140,455 unvested DK RSUs, 34,467 unvested DKL RSUs, and 544,235 unvested PSUs.
(11)	Mr. Yemin’s change in control payout on his equity awards are single trigger, such that he will receive his equity awards whether or not he is terminated.
(12)	Assumes acceleration of 11,435 unvested DK RSUs, 3,381 unvested DKL RSUs, and 34,372 unvested PSUs.
(13)	Assumes acceleration of 11,910 unvested DK RSUs, 3,461 unvested DKL RSUs, and 26,554 unvested PSUs.
(14)	Assumes acceleration of 21,610 unvested DK RSUs, 6,073 unvested DKL RSUs, and 46,345 unvested PSUs.
(15)	Assumes acceleration of 9,461 unvested DK RSUs, 908 unvested DKL RSUs, and 6,856 unvested PSUs.

Narrative to the Potential Payments Upon Termination or Change-In-Control Tables

Yemin Employment Agreement

Under the Executive Chairman Agreement, in the event Mr. Yemin is terminated without cause (as defined in the Executive Chairman Agreement) or terminates his employment with good reason (as defined in the Executive Chairman Agreement), Mr. Yemin would be entitled to (i) an amount equal to the sum of his then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 12 months following termination of employment, (iii) any annual bonus Mr. Yemin would have otherwise been entitled to if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (iv) the immediate vesting of all unvested equity awards as follows: (A) for unvested performance awards, on a prorated basis through the termination of employment based on actual results evaluated after the close of the applicable performance period and payable in a lump sum at the same time as performance awards are paid to executives of the Company generally and (B) for full value equity awards (e.g., restricted stock, restricted stock units and phantom units) and appreciation equity awards (e.g., non-qualified stock options and stock appreciation rights), only to the extent that such awards would have vested if Mr. Yemin’s employment had continued during a period equal to the lesser of six months following termination of employment or the balance of the term of the Executive Chairman Agreement.

If Mr. Yemin terminates his employment for any reason, other than with good reason or upon his death or disability, and provides at least three months’ advance written notice of termination, Mr. Yemin would be entitled to an amount equal to 50% of his annual base salary at the time notice is delivered, plus the costs of continuing family health insurance coverage for 12 months following the termination of his employment.

If, within two years of a change in control of the Company (as defined in the Executive Chairman Agreement), Mr. Yemin’s employment is terminated by the Company without cause or he terminates his employment for good reason, Mr. Yemin would be entitled to receive (i) an amount equal to two times the sum of his then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 12 months following termination of employment, (iii) any annual bonus Mr. Yemin would have otherwise been entitled if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (iv) the immediate vesting of all unvested equity awards. In addition to the foregoing, Mr. Yemin would receive an additional $500,000 cash bonus had the change in control occurred before March 10, 2021.

All payments to be made by the Company upon termination as described above are subject to Mr. Yemin executing a release of claims in favor of the Company. In addition to benefits available to the Company’s senior executive officers generally, the Executive Chairman Agreement also provides reimbursement for the reasonable costs of professional preparation of his personal income tax returns, not to exceed $25,000 in any calendar year.

All payments to be made by the Company upon termination as described above are subject to Mr. Yemin executing a release of claims in favor of the Company.

Please see the narrative discussion following the Summary Compensation Table and Grants of Plan Based Awards in 2022 table in this Proxy Statement for further discussion of the material terms of the Yemin Employment Agreement and the Executive Chairman Agreement.

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Soreq Employment Agreement

The Soreq Agreement contains certain provisions relating to the termination of his employment. In the event Mr. Soreq is terminated without cause (as defined in the Soreq Agreement) or terminates his employment with good reason (as defined in the Soreq Agreement), Mr. Soreq would be entitled to (i) an amount equal to three times the sum of his then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 18 months following termination of employment, (iii) any annual bonus Mr. Soreq would have otherwise been entitled to if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and (iv) the immediate vesting of all unvested equity awards as follows: (A) for unvested performance awards, on a prorated basis through the termination of employment based on actual results evaluated after the close of the applicable performance period and payable in a lump sum at the same time as performance awards are paid to executives of the Company generally and (B) for full value equity awards (e.g., restricted stock, restricted stock units and phantom units) and appreciation equity awards (e.g., non-qualified stock options and stock appreciation rights), only to the extent that such awards would have vested if Mr. Soreq’s employment had continued during a period equal to the lesser of six months following termination of employment or the balance of the term of the Soreq Agreement. If Mr. Soreq terminates his employment for any reason, other than with good reason or upon his death or disability, and provides at least three months’ advance written notice of termination, Mr. Soreq would be entitled to an amount equal to 50% of his annual base salary at the time notice is delivered, plus the costs of continuing family health insurance coverage for twelve months following the termination of his employment.

Mr. Soreq also entered into a separate Change in Control Agreement with the Company (the “Soreq Change in Control Agreement”) to provide certain benefits in connection with a termination of his service by the Company without cause (as defined in the Soreq Change in Control Agreement) or by Mr. Soreq with good reason (as defined in the Soreq Change in Control Agreement) either six months prior to or 24 months following a change in control (as described in the Soreq Change in Control Agreement). In such an event, Mr. Soreq would be entitled to receive (i) three times then-current base salary, (ii) target annual bonus as in effect immediately before any notice of termination, (iii) the costs of continuing family health insurance coverage for 18 months following termination of employment, (iv) any annual bonus Mr. Soreq would have otherwise been entitled to if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (v) the immediate vesting of all unvested equity awards as follows: (A) for unvested performance awards, based on actual results evaluated after the close of the applicable performance period and payable in a lump sum at the same time as performance awards are paid to executives of the Company generally and (B) for all other awards, vesting in full.

All payments to be made by the Company upon termination as described above are subject to Mr. Soreq executing a release of claims in favor of the Company. In addition to benefits available to the Company’s senior executive officers generally, the Soreq Agreement also provides reimbursement for the reasonable costs of professional tax and financial counseling, not to exceed $25,000 in any calendar year.

Spiegel Employment Agreement

Under the Spiegel Agreement, in the event Mr. Spiegel is terminated without cause (as defined in the Spiegel Agreement) or terminates his employment with good reason (as defined in the Spiegel Agreement), Mr. Spiegel would be entitled to (i) an amount equal to the sum of his then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 12 months following termination of employment, (iii) any annual bonus Mr. Spiegel would have otherwise been entitled to if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (iv) the immediate vesting of all unvested equity awards as follows: (A) for unvested performance awards, on a prorated basis through the termination of employment based on actual results evaluated after the close of the applicable performance period and payable in a lump sum at the same time as performance awards are paid to executives of the Company generally and (B) for full value equity awards (e.g., restricted stock, restricted stock units and phantom units) and appreciation equity awards (e.g., non-qualified stock options and stock appreciation rights), only to the extent that such awards would have vested if Mr. Spiegel’s employment had continued during a period equal to the lesser of six months following termination of employment or the balance of the term of the Spiegel Agreement.

If Mr. Spiegel terminates his employment for any reason, other than with good reason or upon his death or disability, and provides at least three months’ advance written notice of termination, Mr. Spiegel would be entitled to an amount equal to 50% of his annual base salary at the time notice is delivered, plus the costs of continuing family health insurance coverage for 12 months following the termination of his employment.

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If, within two years of a change in control of the Company (as defined in the Spiegel Agreement), Mr. Spiegel’s employment is terminated by the Company without cause or he terminates his employment for good reason, Mr. Spiegel would be entitled to receive (i) an amount equal to two times the sum of his then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 12 months following termination of employment, (iii) any annual bonus Mr. Spiegel would have otherwise been entitled if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (iv) the immediate vesting of all unvested equity awards. In addition to the foregoing, Mr. Spiegel would receive an additional $500,000 cash bonus had the change in control occurred before March 10, 2021.

All payments to be made by the Company upon termination as described above are subject to Mr. Spiegel executing a release of claims in favor of the Company. In addition to benefits available to the Company’s senior executive officers generally, the Spiegel Agreement also provides reimbursement for the reasonable costs of professional preparation of his personal income tax returns, not to exceed $25,000 in any calendar year.

McWatters Employment Agreement

Under the McWatters Agreement, In the event Ms. McWaters is terminated without cause (as defined in the McWatters Agreement) or terminates her employment with good reason (as defined in the McWatters Agreement), Ms. McWatters would be entitled to (i) an amount equal to the sum of her then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 12 months following termination of employment, (iii) any annual bonus Ms. McWatters would have otherwise been entitled to if her employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (iv) the immediate vesting of all unvested equity awards as follows: (A) for performance awards, on a prorated basis through the termination of employment based on actual results evaluated after the close of the applicable performance period and payable in a lump sum at the same time as performance awards are paid to executives of the Company generally and (B) for full value equity awards (e.g., restricted stock, restricted stock units and phantom units) and appreciation equity awards (e.g., non-qualified stock options and stock appreciation rights), only to the extent that such awards would have vested if Ms. McWatters’ employment had continued during a period equal to the lesser of six months following termination of employment or the balance of the term of the McWatters Agreement.

If Ms. McWatters terminates her employment for any reason, other than with good reason or upon her death or disability, and provides at least three months’ advance written notice of termination, Ms. McWatters would be entitled to an amount equal to 50% of her annual base salary at the time notice is delivered, plus the costs of continuing family health insurance coverage for 12 months following the termination of her employment.

If, within two years of a change in control of the Company (as defined in the McWatters Agreement), Ms. McWatters’ employment is terminated by the Company without cause or she terminates her employment for good reason, Ms. McWatters would be entitled to receive (i) an amount equal to two times the sum of her then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 12 months following termination of employment, (iii) any annual bonus Ms. McWatters would have otherwise been entitled if her employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (iv) the immediate vesting of all unvested equity awards.

All payments to be made by the Company upon termination as described above are subject to Ms. McWatters executing a release of claims in favor of the Company. In addition to benefits available to the Company’s senior executive officers generally, the McWatters Agreement also provides reimbursement for the reasonable costs of professional tax and financial counseling.

O’Malley Employment Agreement

Under the O’Malley Agreement, in the event Mr. O’Malley is terminated without cause (as defined in the O’Malley Agreement) or terminates his employment with good reason (as defined in the O’Malley Agreement), Mr. O’Malley would be entitled to (i) an amount equal to the sum of his then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 12 months following termination of employment, (iii) any annual bonus Mr. O’Malley would

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have otherwise been entitled to if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and (iv) the immediate vesting of all unvested equity awards as follows: (A) for unvested performance awards, on a prorated basis through the termination of employment based on actual results evaluated after the close of the applicable performance period and payable in a lump sum at the same time as performance awards are paid to executives of the Company generally and (B) for full value equity awards (e.g., restricted stock, restricted stock units and phantom units) and appreciation equity awards (e.g., non-qualified stock options and stock appreciation rights), only to the extent that such awards would have vested if Mr. O’Malley’s employment had continued during a period equal to the lesser of six months following termination of employment or the balance of the term of the O’Malley Agreement.

If Mr. O’Malley terminates his employment for any reason, other than with good reason or upon his death or disability, and provides at least three months’ advance written notice of termination, Mr. O’Malley would be entitled to an amount equal to 50% of his annual base salary at the time the notice is delivered, plus the costs of continuing family health insurance coverage for 12 months following the termination of his employment.

Mr. O’Malley also entered into a separate Change in Control Agreement with the Company (the “O’Malley Change in Control Agreement”) to provide certain benefits in connection with a termination of his service by the Company without cause (as defined in the O’Malley Change in Control Agreement) or by Mr. O’Malley with good reason (as defined in the O’Malley Change in Control Agreement) either six months prior to or 24 months following a change in control (as described in the O’Malley Change in Control Agreement). In such an event, Mr. O’Malley would be entitled to receive (i) two times then-current base salary, (ii) target annual bonus as in effect immediately before any notice of termination, (iii) the costs of continuing family health insurance coverage for 12 months following termination of employment, (iv) any annual bonus Mr. O’Malley would have otherwise been entitled to if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (v) the immediate vesting of all unvested equity awards as follows: (A) for unvested performance awards, based on actual results evaluated after the close of the applicable performance period and payable in a lump sum at the same time as performance awards are paid to executives of the Company generally and (B) for all other awards, vesting in full.

All payments to be made by the Company upon termination as described above are subject to Mr. O’Malley executing a release of claims in favor of the Company. In addition to benefits available to the Company’s senior executive officers generally, the O’Malley Agreement also provides reimbursement for the reasonable costs of professional tax and financial counseling, not to exceed $25,000 in any calendar year.

Thaver Change in Control Agreement

On January 1, 2022, we entered into a Change in Control Severance Agreement with Mr. Thaver (the “Thaver Change in Control Agreement”) to provide certain benefits in connection with a termination of his service by the Company without cause (as defined in the Thaver Change in Control Agreement) or by Mr. Thaver with good reason (as defined in the Thaver Change in Control Agreement) either six months prior to or 24 months following a change in control (as described in the Thaver Change in Control Agreement). In such an event, Mr. Thaver would be entitled to receive (i) two times then-current base salary, (ii) target annual bonus as in effect immediately before any notice of termination, (iii) the costs of continuing family health insurance coverage for 12 months following termination of employment, (iv) any annual bonus Mr. Thaver would have otherwise been entitled to if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (v) the immediate vesting of all unvested equity awards as follows: (A) for unvested performance awards, based on actual results evaluated after the close of the applicable performance period and payable in a lump sum at the same time as performance awards are paid to executives of the Company generally and (B) for all other awards, vesting in full.

All payments to be made by the Company upon termination as described above are subject to Mr. Thaver executing a release of claims in favor of the Company.

2006 Long-Term Incentive Plan

Under the 2006 Plan and the applicable award agreements, equity awards that are not vested at the time the participant’s employment terminates will generally be immediately forfeited unless our Board or Human Capital and Compensation Committee determines otherwise. Options and SARs that are vested but unexercised at the time of termination of employment will generally be forfeited unless they are exercised before the earlier of 30 days after such termination or the expiration of the award.

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If an “exchange transaction” (as defined in the 2006 Plan) occurs with respect to our Common Stock, then, unless other arrangements are made, unvested awards granted under the 2006 Plan may be treated under either of two alternatives. Such unvested awards may be converted into economically equivalent awards with respect to the stock of the acquiring or successor company, or they may become fully vested and participate in the transaction value of the shares covered by the award (e.g., by exercise or cash out). Subject to the above, the disposition of unvested awards under the 2006 Plan in the event of an exchange transaction will be determined by our Board, in its discretion. For the purposes of the 2006 Plan, an “exchange transaction” includes certain mergers or other transactions which result in the holders of our Common Stock receiving cash, stock or other property in exchange for or in connection with their shares of our Common Stock. For an illustration of the value of accelerated equity awards under the 2006 Plan and the Delek Logistics LTIP assuming that an exchange transaction occurred on December 31, 2022, please see the “Change-In-Control” table above which assumes the acceleration of RSUs as set forth in the corresponding footnotes.

2016 Long-Term Incentive Plan

Under the 2016 Plan and the applicable award agreements, equity awards that are not vested at the time the participant’s employment terminates will generally be immediately forfeited unless our Board or Human Capital and Compensation Committee determines otherwise. Options and SARs that are vested but unexercised at the time of termination of employment will generally be forfeited unless they are exercised before the earlier of 30 days after such termination or the expiration of the award.

Upon the occurrence of a change in control (as defined in the 2016 Plan), outstanding awards will be adjusted or substituted in accordance with the terms of the 2016 Plan. If the participant does not receive a replacement award with respect to any outstanding award as of the change in control, then each such outstanding award will become fully vested and, if applicable, exercisable and any restrictions applicable to such award will lapse. For awards subject to performance goals, if the participant does not receive a replacement award, payout at a change in control will be based upon the greater of (i) a pro rata portion of the amount payable based upon “target” performance under the applicable performance goals or (ii) the amount payable based on actual performance level had the performance period ended on the date of the change in control. If a participant terminates his or her employment for Good Reason (as defined in the 2016 Plan), the participant is involuntarily terminated for reasons other than for cause, or the participant’s employment terminates due to the participant’s death or disability during the two-year period commencing on the date of a change in control, then (A) all replacement awards held by the participant will become fully vested and, if applicable, exercisable and free of restrictions (with any applicable performance goals deemed to have been achieved at a target level as of the date of such vesting), and (B) all stock options held by the participant immediately before such termination of employment that the participant also held as of the date of the change in control or that constitute replacement awards will remain exercisable for not less than two years following such termination of employment or until the expiration of the stated term of such stock option, whichever period is shorter (provided, however, that if the applicable award agreement provides for a longer period of exercisability, that provision will control). For an illustration of the value of accelerated equity awards under the 2016 Plan assuming that a “change in control” occurred on December 30, 2022, the last trading day of fiscal year 2022, please see the “Change-In-Control” table above which assumes the acceleration of RSUs as set forth in the corresponding footnotes.

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Chief Executive Officer Pay Ratio

The pay ratio reported below is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described below. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation permit companies to use a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported below.

Ratio and Methodology

For 2022, we estimate the ratio of the annual total compensation of our CEO to the median annual total compensation of our employees as follows:

Annual total compensation of our median employee (1):	$87,395
Annual total compensation of our Chief Executive Officer, as reported below in the Summary Compensation Table:	$6,714,225
CEO Pay Ratio:	77:1
(1)	Excludes our Chief Executive Officer.

CEO pay ratio, excluding the “Excluded Employees” addressed below:

Annual total compensation of our median employee (1):	$132,731
Annual total compensation of our Chief Executive Officer, as reported below in the Summary Compensation Table:	$6,714,225
CEO Pay Ratio:	51:1
(1)	Excludes our Chief Executive Officer and the employees referenced under “Excluded Employees” below.

To determine the median employee, we prepared a list of all active employees as of December 31, 2022 (other than our Chief Executive Officer and, as applicable, the employees referenced under “Excluded Employees” below), and, for that population, calculated 2022 taxable compensation. We did not make any assumptions, adjustment or estimates with respect to the compensation for the employees, but we did annualize the compensation for full-time employees not employed by us for the full year. We selected taxable compensation to represent 2022 earnings because it includes wages, overtime (for our hourly employees) and equity compensation. Once the median employee was identified, we calculated annual total compensation for such median employee using the same methodology we use for our NEOs in the Summary Compensation Table above.

Excluded Employees

As permitted by the SEC rules requiring disclosure of our CEO pay ratio and in the interest of providing an additional disclosure that investors and other stakeholders may find meaningful, we have provided an alternative CEO pay ratio that excludes our retail-level hourly employees. We estimate that we had approximately 1,213 retail-level hourly employees as of December 31, 2022. As our retail operations rely on a large labor pool of retail employees who work fewer hours and are compensated at lower levels, on a relative basis, than employees working in traditional downstream refining jobs, our median employee determined without excluding retail level employees is likely not similar in terms of job function or compensation level to the median employee of other domestic U.S. refiners who do not have significant retail operations.

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Pay Versus Performance Disclosure

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), we provide the following disclosure regarding executive compensation for our principal executive officers (“PEOs”) and our NEOs other than our PEOs (the “Non-PEO NEOs”) and Company performance for the fiscal years listed below. The Human Capital and Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.
Year	Summary Compensation Table Total for Yemin (1) ($)	Summary Compensation Table Total for Soreq (1) ($)	Compensation Actually Paid to Yemin (1) (2) (3) ($)	Compensation Actually Paid to Soreq (1) (2) (3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs (1) ($)	Average Compensation Actually Paid to Non-PEO NEOs (1) (2) (3) ($)	Value of Initial Fixed $100 Investment based on: (4)		Net Income ($ millions)	Adjusted Earnings Per Share (5) ($)
							TSR ($)	Peer Group TSR ($)
(a)	(b)		(c)		(d)	(e)	(f)	(g)	(h)	(i)
2022	12,440,898	6,335,764	14,666,923	5,353,056	2,312,687	2,613,592	87.24	144.47	290.5	7.33
2021	8,668,413	—	409,800	—	1,779,637 (6)	1,334,308	47.41	85.43	(95.3)	(3.95) (6)
2020	6,771,657	—	5,917,443	—	1,227,731	648,558	50.82	65.63	(573.8)	(7.48)
(1)	Avigal Soreq was our PEO during the period from June 9, 2022 to December 31, 2022. Ezra Uzi Yemin was our PEO during the period from January 1, 2020 to June 8, 2022. The individuals comprising the Non-PEO NEOs for each year presented are listed below.
2020	2021	2022
Avigal Soreq	Louis LaBella	Reuven Spiegel
Louis LaBella	Reuven Spiegel	Denise McWatters
Reuven Spiegel	Denise McWatters	Todd O’Malley
Assaf Ginzburg	Todd O’Malley	Nithia Thaver
Frederec Green	—	—
Abigail Yates	—	—
(2)	The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.
(3)	Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEOs and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards columns set forth in the Summary Compensation Table.
Year	Summary Compensation Table Total for Yemin ($)	Exclusion of Stock Awards for Yemin ($)	Inclusion of Equity Values for Yemin ($)	Compensation Actually Paid to Yemin ($)
2022	12,440,898	(9,253,982)	11,480,007	14,666,923
2021	8,668,413	(7,771,055)	(487,558)	409,800
2020	6,771,657	(5,673,958)	4,819,744	5,917,443
Year	Summary Compensation Table Total for Soreq ($)	Exclusion of Stock Awards for Soreq ($)	Inclusion of Equity Values for Soreq ($)	Compensation Actually Paid to Soreq ($)
2022	6,335,764	(3,721,397)	2,738,689	5,353,056
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Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2022	2,312,687	(1,030,849)	1,331,754	2,613,592
2021	1,779,637	(851,159)	405,830 (i)	1,334,308
2020	1,227,731	(498,611)	(80,562)	648,558

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Yemin ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Yemin ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Yemin ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Yemin ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Yemin ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Yemin ($)	Total - Inclusion of Equity Values for Yemin ($)
2022	9,439,604	808,521	1,243,607	1,583,525	(1,595,250)	—	11,480,007
2021	3,878,601	(4,026,079)	680,348	485,818	(1,506,246)	—	(487,558)
2020	8,669,061	(1,838,207)	915,204	(2,926,314)	—	—	4,819,744
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Soreq ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Soreq ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Soreq ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Soreq ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Soreq ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Soreq ($)	Total - Inclusion of Equity Values for Soreq ($)
2022	2,223,364	—	515,325	—	—	—	2,738,689
Year	Average Year End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vest- ing-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non- PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non- PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2022	1,000,212	83,344	174,406	73,792	—	—	1,331,754
2021	309,356	—	70,977	25,497	—	—	405,830 (i)
2020	359,280	(68,301)	58,429	(100,361)	(329,609)	—	(80,562)
(i) Includes $167,357 (1/4 of $669,428) related to accelerated vesting of equity upon death of one NEO in 2021.
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(4)	The Peer Group TSR set forth in this table utilizes a custom group of peer companies, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report on Form 10-K for the year ended December 31, 2022. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the Peer Group, respectively. Historical stock performance is not necessarily indicative of future stock performance. The peer group is comprised of CVR Energy, Inc. (NYSE: CVI), HF Sinclair Corporation (NYSE: DINO) (formerly HollyFrontier Corporation (NYSE: HCF)), Marathon Petroleum Corporation (NYSE: MPC), PBF Energy, Inc. (NYSE: PBF), Phillips 66 (NYSE: PSX), and Valero Energy Corporation (NYSE: VLO) (the “Peer Group”).
(5)	We determined Adjusted Earnings Per Share to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEOs and Non-PEO NEOs in 2022. This performance measure may not have been the most important financial performance measure for years 2021 and 2020 and we may determine a different financial performance measure to be the most important financial performance measure in future years. Adjusted Earnings Per Share (or “adjusted net income (loss) per share”) is net income adjusted for certain identified infrequently occurring items, non-cash items, and items that are not attributable to or indicative of our on-going operations or that may obscure our underlying results and trends, divided by weighted average shares outstanding, assuming dilution, as adjusted for any anti-dilutive instruments that may not be permitted for consideration in GAAP earnings per share calculations but that nonetheless favorably impact dilution. For details regarding the reconciliation of U.S. GAAP to our Adjusted Earnings Per Share, refer to the Adjusted net income (loss) per share reconciliation in the press release announcing our financial results for the quarter ended December 31, 2022 furnished as Exhibit 99.1 to our Current Report on Form 8-K filed with the SEC on February 28, 2023 (the “2022 Earnings Release”).
(6)	The 2021 Adjusted Earnings Per Share amount represents the adjusted measure disclosed in our 2022 Earnings Release, to account for a retrospective change in accounting principle. Additional information can be found in note 8 to our consolidated financial statements included in our 2022 Annual Report.
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Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

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Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the three most recently completed fiscal years.

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Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Adjusted Earnings Per Share

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Adjusted Earnings Per Share during the three most recently completed fiscal years.

Adjusted Earnings Per Share is calculated as GAAP Net income (loss) attributable to the Company adjusted for certain identified infrequently occurring items, non-cash items, and items that are not attributable to or indicative of our on-going operations or that may obscure our underlying results and trends, divided by weighted average shares outstanding, assuming dilution, as adjusted for any anti dilutive instruments that may not be permitted for consideration in GAAP earnings per share calculations but that nonetheless favorably impact dilution.

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Description of Relationship Between Company TSR and Peer Group TSR

The following chart compares our cumulative TSR over the three most recently completed fiscal years to that of the Peer Group over the same period.

Tabular List of Most Important Financial Performance Measures

The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEOs and other NEOs for 2022 to Company performance. The measures in this table are not ranked.
Adjusted Earnings Per Share
Adjusted EBITDA
Relative TSR

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PROPOSAL 2:  ADVISORY RESOLUTION APPROVING OUR EXECUTIVE COMPENSATION PROGRAM FOR OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Act enables our stockholders to vote to approve on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the SEC’s rules. Stockholders may also abstain from voting.

We are asking our stockholders to indicate their support for the compensation of our NEOs as disclosed in this Proxy Statement. This Proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation paid to our NEOs. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask the stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the executive compensation program for the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the United States Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, other related tables and disclosure, and narrative discussion, all as set forth under the caption “Executive Compensation” in the Proxy Statement.”

Vote Required

The affirmative vote of holders of a majority of the shares of Common Stock present or represented at the meeting and entitled to vote thereon is required for the adoption of this Proposal. Abstentions have the same effect as a vote “against” the Proposal. Broker non-votes have no effect on the outcome of the vote on this Proposal.

The “say-on-pay” vote is advisory, and therefore is not binding on us, the Human Capital and Compensation Committee or the Board. However, the Board and its committees value the opinions of the stockholders and, to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, will consider the stockholders’ concerns and the Board and its committees will evaluate whether any actions are necessary to address those concerns.

The Board of Directors recommends a vote “FOR” the approval of the above resolution.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of February 23, 2023, (i) the beneficial ownership of our Common Stock and common units representing common limited partnership interests in Delek Logistics Partners, LP (“Delek Logistics” or “DKL”) by all of our directors and director nominees, the executive officers named in the Summary Compensation Table (the “NEOs”), and all directors, director nominees, NEOs and executive officers as a group; and (ii) the beneficial ownership of our Common Stock by each person known by us to own more than five percent of our Common Stock. The amounts and percentage of units beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all securities shown as beneficially owned by them, subject to community property laws where applicable. Unless otherwise indicated below, each person or entity has an address in care of our principal executive offices at 310 Seven Springs Way, Suite 500, Brentwood, Tennessee 37027.

	Amount and Nature of Beneficial Ownership of Common Stock (1)	Percent of Common Stock (2)	Amount and Nature of Beneficial Ownership of Delek Logistics Common Units (1)	Percent of Common Units (2)
The Vanguard Group (3)	7,994,948	11.47%	n/a	n/a
BlackRock, Inc. (4)	5,490,113	7.90%	n/a	n/a
State Street Corporation (5)	4,974,180	7.14%	n/a	n/a
Dimensional Fund Advisors LP (6)	3,849,839	5.5%	n/a	n/a
Norges Bank (The Central Bank of Norway) (7)	3,380,497	4.85%	n/a	n/a
Directors and NEOs:
Avigal Soreq	19,738	*	1,953	*
Ezra Uzi Yemin (8)	983,020	1.5%	227,013	*
William J. Finnerty	31,570	*	—	n/a
Richard J. Marcogliese	27,316	*	—	n/a
Leonardo Moreno	2,807	*	—	n/a
Gary M. Sullivan, Jr.	35,565	*	—	n/a
Vicky Sutil	17,806	*	—	n/a
Laurie Z. Tolson	8,070	*	—	n/a
Shlomo Zohar	28,170	*	—	n/a
Reuven Spiegel	11,491	*	5,368	*
Denise McWatters	7,578	*	2,371	*
Todd O’Malley	11,801	*	3,876	*
Nithia Thaver	3,789	*	—	n/a
All directors and executive officers as a group (12 persons)	1,188,721	1.8%	240,581	*

*	Less than 1% of the issued and outstanding shares of our Common Stock or issued and outstanding common units of Delek Logistics, as applicable.
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(1)	For purposes of this table, a person is deemed to have “beneficial ownership” of any securities when such person has the right to acquire them within 60 days after February 23, 2023. For stock options and time-vested RSUs, we report shares equal to the number of options or RSUs that are vested or that will vest within 60 days of February 23, 2023. For SARs, we report the shares that would be delivered upon exercise of SARs that are vested or that will vest within 60 days of February 23, 2023 (which is calculated by multiplying the number of SARs by the difference between $26.80, the closing price of our Common Stock on February 23, 2023, and the exercise price divided by $26.80). For units under the Delek Logistics LTIP, we report the units that are vested or that will vest within 60 days of February 23, 2023. For purposes of computing the percentage of outstanding securities held by each person named above, any securities which such person has the right to acquire within 60 days after February 23, 2023 are deemed to be outstanding but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
(2)	Percentage of our Common Stock is based upon 66,941,871 issued and outstanding shares on February 23, 2023 (excluding securities held by, or for the account of, the registrant or its subsidiaries). Percentage of Delek Logistics common units is based upon 43,568,583 common limited partner units issued and outstanding on February 23, 2023.
(3)	Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on February 9, 2023 by The Vanguard Group with an address of 100 Vanguard Boulevard, Malvern, Pennsylvania 19355. The Vanguard Group has sole voting power with respect to 0 shares, sole dispositive power with respect to 7,792,963 shares, shared voting power with respect to 141,661 shares and shared dispositive power with respect to 201,985 shares.
(4)	Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on February 3, 2023 by BlackRock, Inc. with an address of 55 East 52nd Street, New York, New York 10055. BlackRock, Inc. has sole voting power with respect to 5,299,061 shares and sole dispositive power with respect to all shares.
(5)	Beneficial ownership information is based on a Schedule 13G filed with the SEC on February 3, 2023 by State Street Corporation with an address of State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. State Street Corporation has sole voting power with respect to 0 shares, sole dispositive power with respect to 0 shares, shared voting power with respect to 4,822,136 shares and shared dispositive power with respect to all shares.
(6)	Beneficial ownership information is based on a Schedule 13G filed with the SEC on February 10, 2023 by Dimensional Fund Advisors LP with an address of 6300 Bee Cave Road, Building One, Austin, Texas 78746. Dimensional Fund Advisors LP has sole voting power with respect to 3,791,738 shares and sole dispositive power with respect to all shares.
(7)	Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on February 14, 2023 by Norges Bank (The Central Bank of Norway) with an address of Bankplassen 2, PO Box 1179 Sentrum, NO 0107 Oslo, Norway. Norges Bank (The Central Bank of Norway) has sole voting power with respect to 3,138,270 shares, sole dispositive power with respect to 3,138,270 shares, shared voting power with respect to 0 shares and shared dispositive power with respect to 242,227 shares.
(8)	691,945 shares of our Common Stock and 206,684 of Delek Logistics Partners, LP’s units are held of record by Yemin Investments, L.P., a limited partnership of which Mr. Yemin is the sole general partner.
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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Approval Policy for Related Party Transactions

The Board has adopted a written related party transactions policy to document procedures pursuant to which “related party transactions” are reviewed, approved or ratified. Under Item 404 of Regulation S-K, a “related party transaction” means any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000, and any related person has a direct or indirect material interest, subject to certain exceptions. The policy covers all related party transactions between us and any related party requiring disclosure under Item 404.

The policy states that, in most instances, the Audit Committee is best suited to review and approve related party transactions that may arise within the Company. However, the policy permits the disinterested members of the Board to exercise any authority otherwise assigned to the Audit Committee by the policy. In particular, the Board believes that any related party transaction in which any director is interested should typically be reviewed and approved by all disinterested members of the Board. An interested director is not allowed to vote upon a transaction in which he or she is involved. Depending upon the issue presented, the disinterested members of the Board may request to hear from the interested director during the course of their deliberations, but the interested director does not vote upon the matter and is not present during the vote on such matter. A related party transaction may be consummated only if it is ratified or approved by the Audit Committee or disinterested members of the Board.

Since January 1, 2022, the Company has not participated in any such related party transactions except that on March 7, 2022, the Company entered into a stock purchase and cooperation agreement (the “Icahn Agreement”) with IEP Energy Holding LLC, a Delaware limited liability company, American Entertainment Properties Corp., a Delaware corporation, Icahn Enterprises Holdings L.P., a Delaware limited partnership, Icahn Enterprises G.P. Inc., a Delaware corporation, Beckton Corp., a Delaware corporation, and Carl C. Icahn (collectively, the “Icahn Group”), pursuant to which the Company purchased an aggregate of 3,497,268 shares of Common Stock for $64 million, which equals a price per share of $18.30, the closing price of a share of Company Common Stock on the New York Stock Exchange (the “NYSE”) on March 4, 2022, the last trading day prior to the execution of the Icahn Agreement. Prior to entering the Icahn Agreement, the Icahn Group beneficially owned more than five percent of the shares of our Common Stock, making it a related party. In addition to the stock purchase, under the terms of the Icahn Agreement, the Icahn Group withdrew its nomination notice for the nomination of nominees for election to the Company’s Board of Directors for the Company’s 2022 Annual Meeting of Stockholders. Further, under the terms of the Icahn Agreement, the Icahn Group agreed to standstill restrictions, which require, among other things, that until the completion of the Company’s 2023 Annual Meeting of Stockholders, the Icahn Group will refrain from nominating directors or proposing other business for consideration at a meeting of the Company’s stockholders and acquiring additional shares of the Company Common Stock. The parties also agreed to customary non-disparagement restrictions.

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PROPOSAL 3:   ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON OUR EXECUTIVE COMPENSATION PROGRAM FOR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Act also enables our stockholders to indicate how frequently we should seek an advisory (non-binding) vote on the executive compensation program for our NEOs as disclosed pursuant to the SEC’s compensation disclosure rules. By voting on this Proposal, stockholders may indicate whether they would prefer an advisory vote on our executive compensation program for our NEOs every year, once every two years, or once every three years. After careful consideration of this Proposal, the Board of Directors has determined that an advisory vote on our executive compensation program for our NEOs that occurs every year is the most appropriate alternative for the Company. The Board of Directors believes that holding an annual advisory vote on executive compensation allows our stockholders to provide us with their direct and immediate input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. While this is an advisory vote and, as such, is nonbinding, the Board of Directors will carefully consider the results of the vote when considering the frequency of advisory votes on named executive officer compensation. The Board understands that our stockholders may have different views as to what is the best approach for the Company and looks forward to hearing from stockholders as to their preferences on the frequency of an advisory vote on compensation of our NEOs.

Vote Required

The proxy card provides the stockholders with the opportunity to choose among four alternatives with respect to this Proposal (holding the vote every one, two, or three years, or abstaining) and, therefore, stockholders will not be simply voting to approve or disapprove the Board’s recommendation.

This Proposal will be determined by plurality of votes cast by holders of shares entitled to vote, meaning the alternative that receives the greatest number of votes (holding the vote every one, two, or three years) will be the frequency that stockholders choose. Abstentions will not be taken into account in determining the outcome of the vote. Brokers do not have discretion to vote uninstructed shares with respect to this Proposal. Accordingly, if brokers do not receive voting instructions from beneficial owners of the shares, they will not be able to vote the shares and broker non-votes may occur with respect to this Proposal. However, broker non-votes will not affect the outcome of the vote.

Although the vote on the frequency of the “say on pay” vote is advisory and nonbinding, the Board of Directors and its committees will take into account the outcome of the vote when considering the frequency of future advisory votes on compensation of our NEOs.

The Board of Directors recommends a vote to hold an advisory vote on our executive compensation program for named executive officers “EVERY YEAR”.

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PROPOSAL 4:  TO APPROVE AN AMENDMENT TO OUR 2016 LONG-TERM INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER

In 2016, the Board adopted and our stockholders approved the 2016 Plan. The 2016 Plan initially authorized the issuance of up to 4,400,000 shares of Common Stock. In 2018, our stockholders approved an amendment to the 2016 Plan authorizing the issuance of an additional 4,500,000 shares of Common Stock. In 2020, our stockholders approved an amendment to the 2016 Plan authorizing the issuance of an additional 2,120,000 shares of Common Stock. In 2021, our stockholders approved an amendment to the 2016 Plan authorizing the issuance of an additional 3,215,000 shares of Common Stock. In 2022, our stockholders approved an amendment to the 2016 Plan authorizing the issuance of an additional 760,000 shares of Common Stock. At the Annual Meeting, we are seeking stockholder approval in order to further amend the 2016 Plan to increase the number of shares of our Common Stock available for issuance thereunder by 2,015,000 shares and to reduce the fungible ratio from 2.28 to 1.74. Capitalized terms used in this Proposal 4 but not defined herein shall have the meaning ascribed to such terms in the 2016 Plan.

Purpose of the Plan and Reasons for the Proposed Amendment

We are seeking stockholder approval of an amendment to increase the number of shares of Common Stock issuable pursuant to the 2016 Plan by 2,015,000 shares and to reduce the fungible ratio from 2.28 to 1.74. As of March 16, 2023, there were approximately 2,559,350 shares remaining available for issuance under the 2016 Plan, 1,509,645 total stock options and SARs outstanding (with associated weighted average exercise price of $35.21 and weighted average remaining term of 4.9 years), and 1,245,951 total full value awards outstanding. In determining to propose this increase in shares, the Board has taken into consideration that the proposed increase would represent only a small percentage of the total shares of Common Stock outstanding and the desirability and importance of being able to continue to grant awards that are comparable to those of our peer companies.

The 2016 Plan is designed to attract and retain nonemployee directors, employees, and consultants and reward them for making contributions to the success of the Company and its subsidiaries. These objectives are to be accomplished by making awards under the 2016 Plan and thereby providing Participants with a proprietary interest in the growth and performance of the Company. Stockholder approval of this Proposal will enable us to continue to grant equity awards to our employees, non-employee directors, and consultants at levels determined by the Board to be necessary to attract, retain and motivate the individuals who will be critical to our success in achieving our business objectives and thereby creating greater value for our stockholders. In addition to the crucial role we believe such grants play in attracting and retaining talented individuals, we believe that the equity compensation granted under the 2016 Plan also serves the important function of aligning the interests of Participants with our other stockholders and focusing such Participants on the long-term growth of the Company.

The terms of the 2016 Plan are summarized below, and the full text of the 2016 Plan is set forth as Exhibit 99.1 to our Registration Statement on Form S-8 filed with the SEC on June 1, 2016. The full text of the proposed amendment to the 2016 Plan is set forth as Appendix A to this Proxy Statement. It is intended that awards under the 2016 Plan will comply with or are exempt from Section 409(a) of the Internal Revenue Code of 1986, as amended (the “Code”). It is further intended that any incentive stock options awarded under the 2016 Plan will comply with Section 422 of the Code.

Summary of the 2016 Plan

Eligibility

Our employees, non-employee directors, and consultants are eligible to receive awards under the 2016 Plan at the discretion of the Board or its designated committee. As of December 31, 2022, we had six executive officers, approximately 3,600 employees, and seven non employee directors eligible to receive awards under the 2016 Plan.

Administration and Authority

The 2016 Plan as it affects Employee Awards and Consultant Awards is administered by a committee designated by the Board to administer the 2016 Plan, currently the Human Capital and Compensation Committee (the “Committee”). The Committee has authority to, among other things:

•	Interpret the 2016 Plan and adopt the rules, regulations and guidelines it deems necessary to carry out the 2016 Plan pursuant to its terms;

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•	Determine the exercise price of awards and the dates on which they become exercisable;
•	Provide for the extension of the exercisability of an Employee Award or Consultant Award;
•	Accelerate the vesting or exercisability of an Employee Award or Consultant Award;
•	Eliminate or make less restrictive any restrictions applicable to an Employee Award or Consultant Award;
•	Waive any restriction or other provision of the 2016 Plan applicable to an Employee Award or Consultant Award or otherwise amend or modify an Employee Award or Consultant Award, subject to limitations; and
•	Correct any defect, supply any reconciliation or reconcile any inconsistency in the 2016 Plan or applicable Award in the manner and to the extent the Committee deems necessary or desirable to further the purposes of the 2016 Plan.

The Board has the same power, duties and authority to administer the 2016 Plan with respect to Director Awards as the Committee has with respect to Employee Awards and Consultant Awards, and in the discussion that follows, references to the “Committee” shall mean the Board with respect to Director Awards. Plan-related functions may be delegated by the Board or by the Committee, subject to the requirements of applicable law.

Shares Available Under the 2016 Plan

Awards settled in shares other than through stock options or SARs (such as restricted stock and RSUs) are currently counted against the 2016 Plan’s overall share limit as 2.28 shares for each share subject to such award. Under the proposed amendment, the fungible ratio would decrease to 1.74. Stock options and SARs count against the overall share limit as one share. The shares reserved under the 2016 Plan are subject to adjustment to reflect certain transactions and events specified in the 2016 Plan. Shares covered by the unexercised portion of an award that terminates, expires or is canceled or settled in cash, and shares forfeited or repurchased under the 2016 Plan will again become available for issuance under the 2016 Plan, on the same basis as such shares counted against the overall number of shares available for grant. Additionally, only the net number of shares of Common Stock issued in settlement of a SAR or net settlement of a Stock Option count against the 2016 Plan’s overall share limit. Shares withheld or surrendered in order to satisfy the exercise price of an option or the tax withholding obligations associated with the exercise, vesting or settlement of an option or SAR award are not available for issuance under the 2016 Plan. The number of shares that count against the 2016 Plan’s overall share limit is not adjusted to the net number of shares of Common Stock issued in settlement of a SAR or net settlement of a Stock Option. Only shares covered by the unexercised portion of an award that terminates, expires or is canceled or settled in cash, and shares forfeited or repurchased under the 2016 Plan, again become available for issuance under the 2016 Plan, in each case on the same basis as such shares counted against the overall number of shares available for grant.

Awards

At the discretion of the Committee, participants may be granted awards under the 2016 Plan in the form of options to purchase shares of Common Stock, SARs, restricted stock awards, RSU awards, PSU awards, and other forms of stock-based awards.

Stock Options. A stock option is a right to purchase shares of our Common Stock at a price fixed on the grant date, subject to vesting and other restrictions and conditions as determined by the Committee. Options granted under the 2016 Plan may be “incentive stock options” (“ISOs”) or non-qualified stock options under the Code, depending upon the terms of the options and their designation by the Committee. The option exercise price per share may not be less than the fair market value per share of our Common Stock on the option grant date. The exercise price of any stock option must be paid in full at or before the time the stock is delivered to the optionee. The price may be paid in cash or, if permitted by the Committee and elected by the optionee, by means of tendering (either by actual delivery or by attestation) previously owned shares of Common Stock or shares issued pursuant to an award under the 2016 Plan. No dividends or dividend equivalents will be paid with respect to any stock options. No option may be exercisable after the tenth anniversary of the option grant date.

SARs. A stock appreciation right, or SAR, entitles a participant to receive upon exercise a payment equal to the difference between the base price of the SAR and the market price of our Common Stock on the date of exercise. The settlement of a SAR may be in the form of cash, shares, or a combination of cash and shares. A SAR may be granted to the holder of a stock option with respect to all or a portion of the shares of Common Stock subject to such stock option (a “tandem” SAR) or may be granted separately. The holder of a tandem SAR may elect to exercise either the stock option or the SAR, but not both. The base price of a SAR may not be less than the fair market value of our Common Stock on the grant date. No dividends or dividend equivalents will be paid with respect to any stock options. No SARs may be exercised after the tenth anniversary of the grant date. SARs are generally less dilutive than stock options because the SAR holder is not entitled to purchase the underlying shares. While a stock option holder typically realizes the appreciation in stock value by purchasing each underlying share at the fixed price and selling each underlying share at the market price, a SAR holder realizes the same appreciation without purchasing the underlying shares. As a result, a SAR is typically settled by issuing a quantity of shares that is significantly less than the quantity of shares covered by the SAR. We believe the anti-dilutive nature of SARs make them an attractive alternative to stock options. Also, unlike stock options, we can reserve the right to settle SARs in cash.

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Restricted Stock. Restricted stock is Common Stock that is issued subject to transfer restrictions and vesting, forfeiture and other conditions, as determined by the Committee. Shares of restricted stock generally vest upon satisfaction of specified performance conditions established by the Committee and/or the participant’s continuing employment or other service for a specified period of time. Unless otherwise determined by the Committee, the holder of a restricted stock award is entitled to vote the shares of restricted stock covered by the award and to receive the dividends paid on the shares (which may also be subject to vesting and other conditions). To date, we have not granted any restricted stock awards under the 2016 Plan.

RSUs. An RSU award consists of the right to receive shares of our Common Stock in the future, subject to vesting, forfeiture and other conditions, as determined by the Committee. An RSU will generally vest upon satisfaction of specified performance conditions established by the Committee and/or the participant’s continuing employment or other service for a specified period of time. The holder of an RSU has no rights as a stockholder with respect to the underlying shares unless and until the award vests and the award is settled in shares. However, the Committee may provide for the payment of dividend equivalents in the form of cash or shares in an amount equal to the dividends that would have been payable if the shares were outstanding (which may also be subject to vesting and other conditions). RSUs have been our preferred form of full value award since the adoption of the 2016 Plan.

Other Stock-Based Awards. The Committee may grant other forms of awards denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of our Common Stock. These awards may include, for example, stock bonuses, dividend equivalents (either alone or in conjunction with other awards), convertible or exchangeable debt securities, and other rights convertible or exchangeable into shares.

Cash Awards. The 2016 Plan also provides for the granting of cash awards to employees, consultants, and non-employee directors. The terms, conditions and limitations applicable to any cash awards granted pursuant to the 2016 Plan will be determined by the Committee.

Performance Awards. Under the 2016 Plan, we are permitted to condition the grant, exercise, vesting or settlement of equity-based awards and the grant, vesting or payment of annual and long-term cash incentive awards on the achievement of specified performance goals. The applicable performance period for measuring achievement of specified performance goals may be any period designated by the Committee. A performance goal established in connection with an award must be (1) objective, so that a third party having knowledge of the relevant facts could determine whether the goal is met, (2) prescribed in writing by the Committee before the beginning of the applicable performance period or at such later date when fulfillment is substantially uncertain, but not later than 90 days after the commencement of the performance period and in any event before completion of 25% of the performance period, and (3) based on business criteria such as total revenue, operating income, and cash flow, among other things.

Performance goals may be applied to a participant, one or more business units, divisions or geographic regions of the Company, the Company as a whole, or by comparison to a peer group of companies, and will include one or more of the following:

•	total revenue or any key component thereof;
•	operating income, pre-tax or after-tax income from continuing operations; earnings before interest, taxes and amortization (i.e., EBITA); earnings before interest, taxes, depreciation and amortization (i.e., EBITDA); or net income;
•	cash flow (including, without limitation, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations or cash flow in excess of cost of capital);
•	earnings per share or earnings per share from continuing operations (basic or diluted);
•	return on capital employed, return on invested capital, return on assets or net assets;
•	after-tax return on stockholders’ equity;
•	economic value created;
•	operating margins or operating expenses;
•	value of the Common Stock or total return to stockholders;
•	value of an investment in the Common Stock assuming the reinvestment of dividends;
•	strategic business criteria, consisting of one or more objectives based on meeting specified market penetration goals, geographic business expansion goals, cost targets, environmental goals, safety goals, asset utilization goals, ethics and compliance goals, management of employment practices and employee benefits, supervision of litigation, information technology goals, or goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures.

Performance goals need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses. The Committee may provide that any such performance award may include or exclude any of the following events that occurs during a performance period: (a) asset write-downs, (b) litigation or claim judgments or settlements,

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(c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary items and/or nonrecurring, unusual or special items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders, Form 10-K, or Form 10-Q for the applicable period, (f) acquisitions or divestitures, (g) foreign exchange gains and losses, and (h) hedging activities.

Award Limitations

Employee Awards. Under the 2016 Plan, no employee may be granted, during any calendar year: (a) stock options and/or SARs covering more than 2,500,000 shares of Common Stock; (b) stock awards covering more than 1,000,000 shares of Common Stock; or (c) cash awards (including performance awards) in respect of any calendar year having a value determined on the grant date in excess of $5,000,000.

Nonemployee Director Awards. The aggregate grant value of awards to any individual nonemployee director may not exceed $500,000 in any calendar year. For a description of the equity awards we have made and expect to make to our nonemployee directors, please see the narrative discussion under the caption “Director Compensation” in this Proxy Statement.

Deferred Payment

At the discretion of the Committee, amounts payable in respect of awards granted under the 2016 Plan may be deferred. Any deferred payment may be forfeited if and to the extent that the terms of the applicable award so provide.

Timing and Pricing of Equity Awards

Our practice under the 2016 Plan has been to make initial grants of equity awards quarterly to newly-hired eligible employees and annual grants of equity awards to existing employees, usually in March and June of each year. The initial equity awards are designed to assist in recruitment and retention, and the annual grants of equity awards are designed to assist in retention. All equity awards provide participants with a stake in our performance and are intended to align the interests of our directors, employees, and stockholders by providing a direct incentive for directors and employees to focus on stockholder value and regulatory compliance.

Equity awards under the 2016 Plan are subject to exercise or base prices equal to (or greater than) the fair market value of our Common Stock on the grant date. We define the fair market value of our Common Stock as the NYSE closing price on the date of the grant, or the last previous NYSE closing price if the grant date occurs on a day when the NYSE is not open for trading.

We intend to continue our practices with respect to the timing and pricing of equity awards under the 2016 Plan with respect to participants, including our NEOs. The Committee does not currently consider gains or losses from prior equity awards in setting other elements of compensation.

Minimum Vesting

All awards of options and SARs under the 2016 Plan must have a minimum vesting period of one year from the grant date, except that up to 5% of the shares authorized for grant pursuant to the 2016 Plan may be used for awards of options and SARs that have a vesting period of less than one year.

Change in Control

The 2016 Plan includes a double-trigger acceleration and vesting provision. Upon the occurrence of a change in control (as defined in the 2016 Plan), outstanding awards will be adjusted or substituted in accordance with the terms of the 2016 Plan. If the participant does not receive a replacement award with respect to any outstanding award as of the change in control, then each such outstanding award will become fully vested and, if applicable, exercisable and any restrictions applicable to such award will lapse. For awards subject to performance goals, payout at a change in control will be based upon the greater of (i) a pro rata portion of the amount payable based upon “target” performance under the applicable performance goals or (ii) the amount payable based on actual performance level had the performance period ended on the date of the change in control. If a participant terminates his or her employment for Good Reason (as defined in the 2016 Plan), the participant is involuntarily terminated for reasons other than for cause, or the participant’s employment terminates due to the participant’s death or disability during the two-year period commencing on the date of a change in control, then (A) all replacement awards held by the participant will become fully vested and, if applicable, exercisable and free of restrictions (with any applicable performance goals deemed to have been achieved at a target level as of the date of such vesting), and (B) all stock options held by the participant immediately before such termination of employment that the participant also held as of the date of the change in control or that constitute replacement awards will remain exercisable for not less than two years following such termination of employment or until the expiration of the stated term of such stock option, whichever period is shorter (provided, however, that if the applicable award agreement provides for a longer period of exercisability, that provision will control).

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Adjustments, Amendment and Termination

The 2016 Plan provides for appropriate adjustments in the number of shares of our Common Stock subject to awards and available for future awards, as well as the employee award limitations under the 2016 Plan, in the event of changes in our outstanding Common Stock by reason of a merger, stock split or certain other events. The Board may amend, modify, suspend, or terminate the 2016 Plan at any time for the purpose of addressing changes in legal requirements or for other purposes permitted by law. However, no amendment will be effective prior to approval by our stockholders if such approval is required by law or the requirements of the stock exchange on which the Common Stock is listed. Furthermore, stock options and SARs issued under the 2016 Plan will not be repriced without the prior approval of our stockholders.

Transferability

No award or any other benefit under the 2016 Plan shall be assignable or otherwise transferable except by will, by beneficiary designation or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

Clawback

Awards are subject to clawback to the extent required by law or any applicable securities exchange listing standards, or as otherwise determined by the Committee.

Stock Ownership Requirements

Executive officers and non-employee directors are subject to stock ownership and retention guidelines as described above under “Compensation Discussion and Analysis - Stock Ownership Guidelines.”

Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the 2016 Plan. This summary does not purport to consider all of the possible U.S. federal tax consequences of the awards and is not intended to reflect the particular tax position of any award recipient. This summary is based upon the U.S. federal tax laws and regulations now in effect and as currently interpreted and does not take into account possible changes in such tax laws or such interpretations, any of which may be applied retroactively. Award recipients are strongly advised to consult their own tax advisors for additional information.

Stock Options. The grant of a stock option is not a taxable event. In general, a participant who receives an option that does not qualify as an ISO under Section 422 of the Code will realize ordinary income at the time the option is exercised equal to the difference between the then value of the shares acquired by the exercise of the option over the option exercise price paid for the shares, and we will be entitled to a corresponding deduction, subject to the potentially applicable deduction limitations under Section 162(m) of the Code. The participant’s tax basis for the shares will be equal to the value of the shares on the date ordinary income is realized and the participant’s tax holding period for the shares will begin on that date. Gain or loss on a subsequent sale of the shares will be long- or short-term capital gain or loss, depending on whether the sale occurs more than one year after the participant’s holding period begins. If a participant receives a stock option that qualifies as an ISO under Section 422 of the Code, the participant will not realize income at the time the option is exercised (although the difference between the value of the shares and the exercise price will be taken into account as income for alternative income tax purposes), but will realize taxable income when the option shares are subsequently sold. If the participant sells the option shares more than two years after the date the option is granted and more than one year after the date the option is exercised, any gain or loss realized on the sale will be long-term capital gain or loss, and we will not be entitled to a deduction. If the participant sells the option shares before the end of either of those periods, any gain realized on the sale will be taxable as ordinary income to the extent of the difference between the value of the shares on the date the option was exercised and the exercise price paid for the shares, and any remaining gain will be capital gain. In general, we will be entitled to a deduction only if and to the extent ordinary income is realized by the participant upon the sale of the option shares, subject to the potentially applicable deduction limitations under Section 162(m) of the Code.

SARs. The grant of a SAR will not result in any immediate tax consequence to us or to the participant. Generally, the participant will realize ordinary income upon the exercise of a SAR, equal to the value of the shares or the cash payment issued or made in settlement of the award, and we will be entitled to a corresponding deduction, subject to the potentially applicable deduction limitations under Section 162(m) of the Code.

Restricted Stock, RSUs and Other Stock Settled Awards. In general, a participant who receives restricted stock, RSUs or other stock settled awards under the 2016 Plan will realize ordinary income at the time the award becomes vested or the participant receives vested shares in settlement of the award in an amount equal to the then fair market value of the shares, and we will be entitled to a corresponding deduction (subject to the potentially applicable deduction limitations under Section 162(m) of the Code). The participant’s tax basis in the

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shares will generally be equal to the value of the shares on the date that ordinary income is realized, and the participant’s tax holding period for the shares will generally begin on that date. Gain or loss on a subsequent sale of the shares will be long- or short-term capital gain or loss, depending on whether the sale occurs more than one year after the participant’s holding period begins.

Change in Control. The acceleration of the exercisability or the vesting of a grant or award upon the occurrence of a change in control may result in an “excess parachute payment” within the meaning of Section 280G of the Code. A “parachute payment” occurs when an employee receives payments contingent upon a change in control that exceed an amount equal to three times his or her “base amount.” The term “base amount” generally means the average annual compensation paid to such employee during the five-year period preceding the change in control. An “excess parachute payment” is the excess of all parachute payments made to the employee on account of a change in control over the employee’s base amount. If any amount received by an employee is characterized as an excess parachute payment, the employee is subject to a 20% excise tax on the amount of the excess, and we are denied a deduction with respect to such excess payment.

Section 162(m) of the Code. In general, a U.S. federal income tax deduction is allowed to the Company in an amount equal to the ordinary taxable income recognized by a participant with respect to awards granted under the 2016 Plan. However, Section 162(m) of the Code generally provides that the Company may not deduct compensation of more than $1,000,000 that is paid to covered employees in any taxable year. Following the enactment of the Tax Cuts and Jobs Act of 2017, beginning with the 2018 calendar year, there is no longer any exception to the Section 162(m) limitation for qualified performance-based compensation other than for certain outstanding awards that were in effect on November 2, 2017 and not subsequently materially modified (“grandfathered amounts”). For periods after 2017, without the performance-based compensation exception, it is expected that any compensation deductions (other than grandfathered amounts) for any individual who is our CEO, CFO or one of our other three most highly compensated executive officers in 2017 or any later year will be subject to a $1 million annual deduction limitation. Although the deductibility of compensation is a consideration evaluated by the Committee, the Committee believes that the lost deduction on compensation payable in excess of $1 million for each NEO is not material relative to the benefit of being able to attract and retain talented management. Accordingly, the Committee will continue to retain the discretion to pay compensation that is in excess of the $1 million deductibility limit, including compensation in the form of awards under the 2016 Plan.

Tax Withholding

The Company or its designated third party administrator has the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares under the 2016 Plan, an appropriate amount of cash, number of shares, or combination thereof for payment of taxes or other amounts required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all withholding obligations, provided that the amount withheld cannot exceed the required minimum withholding taxes.

Section 409A

The grant by the Board of other stock-based awards may have varying tax consequences to award recipients. Grants made pursuant to the 2016 Plan may be subject to Code Section 409A, and plan administration may have to conform to Code Section 409A. Failure to comply with Code Section 409A, if applicable, will result in acceleration of income and imposition of penalties and interest to award recipients.

New Plan Benefits

Awards granted under the 2016 Plan will be subject to the Committee’s discretion, subject to the terms of the 2016 Plan, and the Committee has not determined future awards or who might receive them. As a result, the benefits that will be awarded under the 2016 Plan are not currently determinable.

During the fiscal year ended December 31, 2022, we granted awards under the 2016 Plan to our employees (including our NEOs) and nonemployee directors as reflected in the 2022 Grants of Plan Based Awards Table and the 2022 Director Compensation Table, respectively, in this Proxy Statement.

Vote Required

The affirmative vote of holders of a majority of the shares of Common Stock present or represented at the meeting and entitled to vote thereon is required to approve the amendment to the 2016 Plan. Abstentions have the same effect as a vote “against” the proposal. Broker non-votes have no effect on the outcome of the vote on this Proposal.

The Board of Directors recommends a vote “FOR” the amendment of the 2016 Plan to increase the number of shares available for issuance thereunder.

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Equity Compensation Plan Information

As of December 30, 2022 there were 3,610,749 shares available for issuance under the 2016 Plan.

The following table provides information as of December 30, 2022, the last trading day of fiscal year 2022, regarding all compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,658,946 (1)	$29.91 (2)	4,401,944 (1)(3)
Equity compensation plans not approved by security holders	—	—	—
TOTAL	2,658,946	$29.91	4,401,944

(1)	At December 30, 2022, the last trading day of fiscal year 2022, 985,950 SARs outstanding under our 2006 Plan, the 2016 Plan, and the Alon 2005 Long-Term Incentive Plan (the “Plans”) were at base prices above the $27.00 fair market value of our Common Stock on that date. For purposes of column (a), we included the number of shares that would have been issued to settle all outstanding SARs at December 30, 2022, calculated to be 37,613, which is determined based on the difference between the exercise price of the SAR and the market price of our Common Stock at December 30, 2022. The number of shares that have been excluded from column (c) totaled 34,621 and related to the assumed exercise of SARs as of December 30, 2022 under the 2016 Plan and the Alon 2005 Long-Term Incentive Plan, as column (c) excludes the 2006 Plan and the Alon 2005 Long-Term Incentive Plan (as we are no longer issuing awards under those Plans).
(2)	At December 30, 2022, 1,527,045 SARs/options were outstanding under the Plans at a weighted average exercise price of $34.83.
(3)	Consists of the number of securities available for future issuance under the 2016 Plan (4,401,944 shares as of December 30, 2022).

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Burn Rate Information

The following table sets forth information regarding historical awards granted for the 2020 through 2022 fiscal years, and the corresponding rate of share usage, or burn rate, which is defined as the number of shares subject to certain equity-based awards granted in a year divided by the weighted average common shares outstanding for that year, for each of the last three fiscal years. This table does not include transaction-related shares issued in connection with the Company’s merger with Alon USA Energy, Inc. in 2017 (the “Delek/Alon Merger”).

	2022	2021	2020
Full Value Awards Granted (1)	1,345,746	1,162,436	1,544,309
Applicable ISS Multiplier	1.50	1.50	1.50
Total Adjusted Full Value Awards Granted	2,018,619	1,743,654	2,316,464
SARs Granted	—	—	17,000
Total Awards Granted	2,018,619	1,743,654	2,333,464
Weighted Average Common Shares Outstanding During the Fiscal Year	70,789,458	73,984,104	73,598,389
Annual Burn Rate	2.85%	2.36%	3.17%
Three-Year Average Burn Rate		2.79%
(1)	Excludes 1,466,000 SARs granted under the Alon 2005 Long-Term Incentive Plan as a result of the Delek/Alon merger.

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AUDIT COMMITTEE REPORT

Overview

The Audit Committee is composed of non-employee directors who are independent and financially literate in accordance with the applicable requirements of the NYSE and the SEC. The Board has designated Messrs. Sullivan, Marcogliese, and Zohar as Audit Committee Financial Experts under the guidelines of the SEC. On January 1, 2022, the Audit Committee was comprised of Messrs. Sullivan (chair), Marcogliese, and Zohar and Ms. Sutil. Mr. Moreno was appointed to the Audit Committee in October 2022.

Responsibilities

Management is responsible for our system of internal controls and the overall financial reporting process. Our independent registered public accounting firm, Ernst & Young LLP (“Ernst & Young”), is responsible for performing an independent audit of our consolidated financial statements and on the effectiveness of our internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), and to issue reports thereon. The Audit Committee is responsible for overseeing management’s conduct of the financial reporting process and systems of internal accounting and financial controls, as well as other responsibilities described under the “Committees of the Board of Directors” section in this Proxy Statement.

Activities in 2022

During 2022, the Audit Committee established meeting agendas in consultation with the Board and members of the Company’s management. The Audit Committee also, among other activities, performed the following:

✓	Reviewed and discussed with both management and Ernst & Young all earnings releases and annual and quarterly financial statements prior to their issuance. Such discussions included that each set of audited financial statements reviewed had been prepared in accordance with United States generally accepted accounting principles (“GAAP”), and reviewed significant accounting and disclosure matters with Ernst & Young.
✓	Discussed with Ernst & Young matters required to be discussed pursuant to PCAOB Auditing Standard No. 1301 (Communications with Audit Committees), including the quality of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the audited financial statements. The Audit Committee also discussed with Ernst & Young matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and an annual independence confirmation letter from Ernst & Young required by applicable requirements of the PCAOB. The Audit Committee also discussed and reviewed materials regarding Ernst & Young’s system of quality control.
✓	Met with the senior members of the Company’s financial management team at each regularly scheduled meeting including discussions regarding financial reporting developments and other financial matters.
✓	Held private sessions at each regularly scheduled meeting with management, including the Chief Financial Officer, the head of Internal Audit Services, the General Counsel, and Ernst & Young featuring candid discussions about financial reporting, internal controls, legal, compliance and other issues including the results of any “hotline” calls.
✓	Received reports at each regularly scheduled meeting on management’s process to assess the adequacy of the Company’s system of internal control over financial reporting, results of tests of controls, and management’s conclusions on the effectiveness of the Company’s internal controls over financial reporting.
✓	Approved the Company’s internal audit plan and reviewed quarterly the status of the internal audit plan, staffing, findings of internal audit activities, and performance of the internal audit function.
✓	Reviewed the Company’s financial forecast, cash flows, financing plans and debt compliance.

2022 Audited Financial Statements

Members of the Audit Committee rely, without independent verification, on the information and representations provided to them by management and on the communications made to them by Ernst & Young. Accordingly, the oversight provided by the Audit Committee should not be considered as providing an independent basis for determining that management has established and maintained appropriate internal control over financial reporting, that the financial statements have been prepared in accordance with GAAP, or that the audit of the Company’s financial statements by Ernst & Young has been carried out in accordance with PCAOB standards.

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The Audit Committee has reviewed the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. We have discussed the financial statements with management and Ernst & Young including discussions concerning the following:

•	The reasonableness of significant accounting judgments and estimates,
•	The clarity and completeness of disclosures in the financial statements,
•	The quality, not just the acceptability, of the accounting principles,
•	The auditor’s report on the effectiveness of internal control over financial reporting,
•	The auditor’s report on the financial statements including Critical Audit Matters,
•	Matters required to be reported to the Audit Committee by the independent registered public accounting firm under the rules of the PCAOB including receipt of a letter confirming the independence of Ernst & Young, and
•	Management’s representations and certifications regarding the financial statements and internal control over financial reporting.

Taking all these reviews and discussions into account, the Audit Committee members whose names are listed below, recommended to the Board that it approve the inclusion of the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the SEC.

Members of the Audit Committee Gary M. Sullivan, Jr., Chair Richard J. Marcogliese Leonardo Moreno Vicky Sutil Shlomo Zohar
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RELATIONSHIP WITH INDEPENDENT AUDITORS

Set forth below are the fees paid for the services of Ernst & Young:

	December 31,
	2022	2021
Audit fees (1)	$ 4,413,500	$4,042,600
Audit-related fees (2)	8,000	10,815
Tax fees	4,403	9,060
All other fees	—	—
Total	$ 4,425,903	$4,062,475
(1)	Audit fees include services related to the audits of the consolidated financial statements and internal controls over financial reporting, review of quarterly condensed consolidated financial statements and audit services provided in connection with acquisitions and dispositions, regulatory filings, and other transactions during the year. Fees and expenses are for services provided in connection with the audit of the fiscal year, regardless of when the fees and expenses were paid.
(2)	Audit-related fees consist of subscription services to access accounting and financial reporting research materials, and audits in connection with acquisitions and dispositions.

The Audit Committee is responsible for the audit fee negotiations associated with the retention of the independent registered public accounting firm. The Audit Committee has a policy that it will pre-approve all audit and non-audit services provided by the independent registered public accounting firm and will not engage the independent registered public accounting firm to perform any specific non-audit services prohibited by law or regulation. The Audit Committee has given general pre-approval for specified audit, audit-related, and tax services after consideration that such services do not impair auditor independence. The term of any general pre-approval is 12 months from the date of pre-approval unless the Audit Committee specifically provides for a different term. The Audit Committee will annually review the services for which general pre-approval is given. The Audit Committee may revise the list of general pre-approved services from time to time, based upon subsequent determinations. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee.

The Audit Committee has considered and determined that the provision of non-audit services by our independent registered public accounting firm is compatible with maintaining auditor independence.

Pre-Approval Policies and Procedures. In general, all engagements performed by our independent registered public accounting firm, whether for auditing or non-auditing services, must be pre-approved by the Audit Committee. During 2022, all of the services performed for us by Ernst & Young were pre-approved by the Audit Committee.

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PROPOSAL 5:  RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2023

The Audit Committee is responsible for the appointment, compensation (including final approval of audit and other fees), retention and oversight of the independent registered public accounting firm that audits our financial statements and our internal control over financial reporting.

The Audit Committee annually reviews Ernst & Young’s independence and performance in deciding whether to retain Ernst & Young or engage an alternative independent auditor. As part of this review, the Audit Committee, among other factors, considers the following:

•	Ernst & Young’s historical and recent performance including input from Audit Committee members, other independent directors and our management.
•	Ernst & Young’s expertise and qualifications in serving as independent auditor for our different business operations.
•	A review of Ernst & Young’s known legal risks and any significant legal or regulatory proceedings in which it is involved.
•	Other information on audit quality and performance including recent PCAOB reports on Ernst & Young and its peer firms.
•	Periodic rotation of the lead partner and engagement quality review partner and their industry experience and expertise most relevant to the Company’s business operations. The Audit Committee oversees and participates in the selection of the lead engagement partner. Management interviews candidates who meet professional, industry-specific experience, and personal criteria among other considerations. Management recommends a finalist candidate to the Audit Committee. The Audit Committee Chair then interviews the finalist and, in consultation with the Audit Committee, considers management’s recommendation and approves the appointment.
•	Ernst & Young’s conclusion that they are independent with respect to serving as our independent auditor.

In addition to Ernst & Young’s conclusion that they are independent, the Audit Committee believes that Ernst & Young is independent and that there are controls and processes that help ensure such independence including the following: (a) Audit Committee oversight of Ernst & Young includes at least four private meetings each year and an additional four private meetings with the Audit Committee Chair prior to each quarterly Audit Committee meeting; (b) Audit Committee interaction with and review of the industry and other qualifications of the lead partner and of the engagement quality review partner; (c) oversight of non-audit services that require preapproval by the Audit Committee precludes certain non-audit services and determines that Ernst & Young is an appropriate service provider; (d) discussions with Ernst & Young regarding their internal system of quality control including the firm’s internal quality reviews and procedures for maintaining independence with regard to audit clients; and (e) the overall regulatory framework and regulations and requirements of the PCAOB and the SEC that Ernst & Young is subject to as an independent registered public accounting firm.

Ernst & Young’s tenure as our independent registered public accounting firm is since 2002. In addition to the considerations of independence, periodic rotation, performance, and other matters discussed above, the reappointment of Ernst & Young provides continuity. Continuity enhances audit quality, efficiency, avoids switching costs, and can provide for competitive fees through the institutional knowledge and experience serving the Company over an extended period.

After evaluating the foregoing criteria, the Audit Committee has appointed Ernst & Young as the independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2023, including the audit of our internal control over financial reporting. Representatives of Ernst & Young are expected to be present at the Annual Meeting and will be offered the opportunity to make a statement if they so desire. They will also be available to respond to appropriate questions.

We are asking you to ratify the selection of Ernst & Young as our independent registered public accounting firm for the 2023 fiscal year. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Ernst & Young to our stockholders for ratification because we value your views on our independent registered public accounting firm and as a matter of good corporate practice. In the event that our stockholders fail to ratify the selection, it will be considered as a direction to the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.

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Vote Required

The affirmative vote of holders of a majority of the shares of Common Stock present or represented at the meeting and entitled to vote thereon is required to ratify the selection of Ernst & Young as our independent registered public accounting firm for the 2023 fiscal year. Abstentions have the same effect as a vote “against” this Proposal. Broker non-votes have no effect on the outcome of the vote on this Proposal.

The Board of Directors recommends a vote “FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm.

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OTHER PROXY INFORMATION

Information About the Annual Meeting and Voting

Cost of Solicitation of Proxies

We will bear all costs and expenses relating to the solicitation of proxies for the Company, including the costs of preparing, printing and mailing to stockholders this Proxy Statement and accompanying materials. Directors, certain officers, certain employees or other agents of Delek may solicit proxies in person, by telephone, telefax, personal calls, or other electronic means. Delek will request banks, brokers, custodians and other nominees in whose names shares are registered to furnish to the beneficial owners of Delek’s Common Stock this Proxy Statement and the proxy card, and any other materials related to the Annual Meeting, including, copies of our 2022 Annual Report, and, upon request, the Company will reimburse such registered holders for their out-of-pocket and reasonable expenses in connection therewith.

Proxies

Shares of Common Stock that are entitled to be voted at the Annual Meeting and are represented by properly executed proxies will be voted in accordance with the instructions on those proxies. You may vote by proxy or at the Annual Meeting. You are encouraged to read the Proxy Statement and vote your shares as soon as possible to ensure that your shares are represented and voted at the Annual Meeting. If you hold your shares as a record holder, you may vote your shares by proxy via the phone or the Internet by following the instructions provided on the enclosed proxy card or by completing, signing, dating and returning your proxy card in the postage-paid envelope provided. If you hold your shares through your broker or other custodian, please follow the instructions you received from the holder of record to vote your shares.

Many of our stockholders hold their shares in more than one account and may receive separate proxy cards or voting instructions forms for each of those accounts. If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please sign, date and return or otherwise submit your proxy with respect to each proxy card to ensure that all of your shares are voted.

If no instructions are indicated, shares on a properly executed proxy will be voted:

•	FOR ALL the nine (9) director nominees identified in this Proxy Statement and on the proxy card;
•	FOR the non-binding resolution to approve the compensation of our named executive officers;
•	EVERY YEAR for the non-binding advisory vote on the frequency of future executive compensation advisory votes;
•	FOR the approval of an amendment to our 2016 Long-Term Incentive Plan; and
•	FOR the ratification of the appointment of Ernst & Young to serve as our independent registered public accounting firm for the year ending December 31, 2023.

In respect of any other matters that may properly come before the Annual Meeting, shares represented by properly executed proxies may be voted at the discretion of the proxy holder. The Board is not currently aware of any other matters to be presented at the Annual Meeting.

Revocation of Proxies

A stockholder who has executed and returned a proxy may revoke it at any time prior to its exercise at the Annual Meeting by executing and returning a proxy bearing a later date by mail, by voting via the Internet, by filing with our Corporate Secretary a written notice of revocation bearing a later date than the proxy being revoked, or by voting the Common Stock covered thereby virtually at the Annual Meeting. In order to revoke a proxy executed with respect to shares held in street name, the stockholder must contact the appropriate broker or nominee.

Virtually attending the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically make that request or vote in person at the Annual Meeting.

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Broker Non-Votes

Shares of Common Stock that are held in “street name,” which means shares of Common Stock held of record by a trustee or in an account at a brokerage firm, bank, dealer or other similar organization (collectively, brokerage firms), may be voted, even if the beneficial holder does not provide the brokerage firm with voting instructions. Brokerage firms have the authority under applicable securities rules to cast votes on certain “routine” matters, even if they do not receive instructions from their customers. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” See also “What is the effect of abstentions, withheld votes and broker non-votes?” under the “Questions & Answers” section of this Proxy Statement, above.

Vote Required

PROPOSAL 1: Because the director election at the 2023 Annual Meeting is uncontested, as defined in the Bylaws, the election of directors will be by a majority of the votes cast, meaning that the nine (9) director-nominees will be elected only if the number of votes cast “FOR” the nominee’s election exceeds the number of votes cast “AGAINST” that nominee’s election at the Annual Meeting.

PROPOSAL 2: The affirmative vote of holders of a majority of the shares of Common Stock present or represented at the Annual Meeting and entitled to vote thereon is required for the adoption of this Proposal. Abstentions have the same effect as a vote “against” this Proposal. Broker non-votes have no effect on the outcome of the vote on this Proposal.

The “say-on-pay” vote is advisory, and therefore is not binding on us, the Human Capital and Compensation Committee or the Board. However, the Board and its committees value the opinions of the stockholders and, to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, will consider the stockholders’ concerns and the Board and its committees will evaluate whether any actions are necessary to address those concerns.

PROPOSAL 3: The option of “every year”, “every two years”, or “every three years” that receives the highest number of votes by the stockholders will be the frequency for the advisory vote on executive compensation that has been selected by the stockholders. Abstentions and broker non-votes will not count toward the outcome of the vote on this Proposal.

PROPOSAL 4: The affirmative vote of holders of a majority of the shares of Common Stock present or represented at the Annual Meeting and entitled to vote thereon is required to approve the amendment to the 2016 Plan. Abstentions have the same effect as a vote “against” this Proposal. Broker non-votes have no effect on the outcome of the vote on this Proposal.

PROPOSAL 5: The affirmative vote of holders of a majority of the shares of Common Stock present or represented at the Annual Meeting and entitled to vote thereon is required to ratify the selection of Ernst & Young as our independent registered public accounting firm for the 2023 fiscal year. Abstentions have the same effect as a vote “against” this Proposal. Broker non-votes have no effect on the outcome of the vote on this Proposal.

Holders of Record

You may vote by proxy or at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are encouraged to read this Proxy Statement and submit your proxy card or voting instructions form as soon as possible to ensure that your shares are represented and voted at the Annual Meeting. If you hold shares as a record holder, you may vote the shares by via the phone or the Internet by following the instructions provided on the enclosed proxy card, by completing, signing, dating and returning your proxy card in the postage-paid envelope provided or by attending the Annual Meeting and voting in person. Each method is discussed further below:

☐	Voting by Mail. If you choose to vote by mail, simply mark the proxy card and complete, sign, date and return it in the postage-paid envelope provided. The proxy card must be completed, signed and dated by the stockholder or the stockholder’s authorized representative.
☐	Voting by Telephone. Stockholders of record can vote by phone by following the instructions on your proxy card or by calling toll-free at 1-800-690-6903. Voice prompts will instruct stockholders to vote their shares and confirm that their vote has been properly recorded.
☐	Voting over the Internet. Registered stockholders can vote on the Internet by accessing the website shown on your proxy card and following the easy directions. As with telephone voting, stockholders can confirm that their votes have been properly recorded.

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We provide Internet proxy voting to allow stockholders to vote their shares online, with procedures designed to ensure the authenticity and correctness of proxy vote instructions. However, please be aware that stockholders must bear any costs associated with their Internet access, such as usage charges from Internet access providers and telephone companies.
☐	Voting Virtually at the Annual Meeting. You may virtually attend and vote your shares during the Annual Meeting by visiting our Annual Meeting website at www.virtualshareholdermeeting.com/DK2023. To virtually attend the Annual Meeting, you will need the instructions included on your proxy card. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Annual Meeting. Even if you plan to virtually attend the Annual Meeting we recommend that you also vote by proxy as described above so that your vote will be counted if you later decide not to virtually attend the Annual Meeting.

If you have any questions or need assistance, please contact our Investor Relations department at (615) 767-4344.

STOCKHOLDER PROPOSALS FOR 2024 ANNUAL MEETING

To be considered for inclusion in the proxy statement for our 2024 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals must be in writing and submitted to the Corporate Secretary, Delek US Holdings, Inc., 310 Seven Springs Way, Suite 500, Brentwood, Tennessee 37027, and must otherwise comply with the requirements of Rule 14a-8. The proposal must be received no later than November 25, 2023 for us to consider it for inclusion.

Stockholders who desire to present business at our 2024 Annual Meeting, without inclusion in the Proxy Statement for such meeting, including a nomination of a candidate for election as director at such meeting, must notify our Corporate Secretary of such intent in accordance with our Bylaws by writing to our Corporate Secretary, Delek US Holdings, Inc., 310 Seven Springs Way, Suite 500, Brentwood, Tennessee 37027. To be timely, such notice must be received no earlier than January 4, 2024, nor later than February 3, 2024, provided that if the date of the Annual Meeting is advanced more than 30 calendar days prior to or delayed by more than 60 calendar days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 90th calendar day prior to such annual meeting or the 10th calendar day following the day on which public disclosure of the date of such meeting is first made. The advance notice must also meet the other requirements of Section 2.02 of our Bylaws. You may obtain a copy of our Bylaws by writing to our Corporate Secretary at the address above.

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APPENDIX A

FIFTH AMENDMENT

TO THE

DELEK US HOLDINGS, INC.

2016 LONG-TERM INCENTIVE PLAN

THIS FIFTH AMENDMENT TO THE DELEK US HOLDINGS, INC. 2016 LONG-TERM INCENTIVE PLAN (this “Fifth Amendment”) is effective as of ________________, 2023. Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Plan (as defined below), and all section references shall refer to the Plan.

RECITALS

WHEREAS, Delek US Holdings, Inc. (the “Company”) currently awards long-term compensation to certain non-employee directors, employees, and consultants under its 2016 Long-Term Incentive Plan, as amended by that certain First Amendment dated as of May 8, 2018, that certain Second Amendment dated as of May 5, 2020, that certain Third Amendment dated as of June 9, 2021, and that certain Fourth Amendment dated as of May 3, 2022 (as amended, the “Plan”);

WHEREAS, the Plan reserves 14,995,000 shares of Common Stock for issuance in connection with awards granted thereunder;

WHEREAS, the Company desires to amend the Plan to increase the number of shares of Common Stock reserved for issuance under the Plan by 2,015,000 shares;

WHEREAS, this Fifth Amendment requires the approval of the Company’s stockholders; and

WHEREAS, the Board, based upon the recommendation of the Human Capital and Compensation Committee of the Board, which committee has previously been appointed by the Board pursuant to Section 5 to administer the Plan (the “Committee”), has determined that it is in the best interests of the Company, subject to the approval of the Company’s stockholders at the Company’s 2023 Annual Meeting of Stockholders, to amend the Plan to increase the number of shares of Common Stock reserved for issuance under the Plan by an additional 2,015,000 shares, from 14,995,000 shares to 17,010,000 shares, and to amend the Plan as set forth in this Fifth Amendment.

NOW, THEREFORE, the Plan shall be amended effective as of the date hereof as follows:

1.         Paragraph 4 of the Plan is deleted in its entirety and replaced with the following:

4. Common Stock Available for Awards. Subject to the provisions of Paragraph 16 hereof, there shall be available for Awards granted wholly or partly in Common Stock (including rights or options which may be exercised for or settled in Common Stock) during the term of this Plan an aggregate of 17,010,000 shares of Common Stock (the “Maximum Share Limit”), all of which may be used for the granting of ISOs. The Board and the appropriate officers of the Company are authorized to take from time to time whatever actions are necessary, and to file required documents with governmental authorities and stock exchanges and transaction reporting systems, to make shares of Common Stock available for issuance pursuant to Awards. Each Award settled in shares of Common Stock other than a Stock Option or SAR shall be counted against the Maximum Share Limit as 1.74 shares and each Stock Option or SAR shall be counted against the Maximum Share Limit as one share. Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock related to such Award shall not count against the Maximum Share Limit and will again be available for issuance under the Plan. Any shares of Common Stock that again become available for future grants pursuant to this Paragraph 4 shall be added back as one share if such shares were subject to Stock Options or Stock Appreciation Rights and as 1.74 shares if such shares were subject to other Awards. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of a Stock Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation with respect to any Stock Option or SAR, (c) shares covered by a stock-settled SAR or other Awards that were not issued upon the settlement of the Award, or (d) shares repurchased by the Company on the open market with proceeds from the exercise of Stock Options or SARs. Shares of Common Stock delivered under the Plan as an Award or in settlement of an Award issued or made (a) upon the assumption, substitution, conversion or replacement of outstanding awards under a plan or arrangement of an entity acquired in a merger or other acquisition or (b) as a post-transaction grant under such a plan or arrangement of an acquired entity shall not reduce or be counted against the maximum number of shares of Common Stock available for delivery under the Plan, to the extent that the exemption for transactions in connection with mergers and acquisitions from the stockholder approval requirements of the New York Stock Exchange for equity compensation plans applies. The Committee may from time to time adopt and observe such rules and procedures concerning the counting of shares against the Maximum Share Limit or any sub limit as it may deem appropriate, including rules more restrictive than those set forth above to the extent necessary to satisfy the requirements of any national stock exchange on which the Common Stock is listed or any applicable regulatory requirement.

A-1

2.         Except as modified herein, all other terms and conditions of the Plan shall remain in full force and effect. In the event of a conflict between this Fifth Amendment and the Plan, this Fifth Amendment shall control.

IN WITNESS WHEREOF, the undersigned has executed this Fifth Amendment to the Plan, to be effective as of the date first written above.

DELEK US HOLDINGS, INC.
By:
Name:
Title:

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SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. Eastern Time on the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time on the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V03755-P89381 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELEK US HOLDINGS, INC.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" EACH DIRECTOR NOMINEE IN PROPOSAL 1:

1. Election of Directors:

NOMINEES:	For	Against	Abstain
1a. Ezra Uzi Yemin	☐	☐	☐
1b. Avigal Soreq	☐	☐	☐
1c. William J. Finnerty	☐	☐	☐
1d. Richard J. Marcogliese	☐	☐	☐
1e. Leonardo Moreno	☐	☐	☐
1f. Gary M. Sullivan, Jr.	☐	☐	☐
1g. Vicky Sutil	☐	☐	☐
1h. Laurie Z. Tolson	☐	☐	☐
1i. Shlomo Zohar	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" PROPOSAL 2:

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "EVERY YEAR" FOR PROPOSAL 3:	EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN
3. To approve a non-binding advisory proposal on the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" PROPOSALS 4 AND 5:	For	Against	Abstain
4. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2023 fiscal year.	☐	☐	☐
5. To approve the amendment to the 2016 Long-Term Incentive Plan.	☐	☐	☐

Note: If any other matters come before the meeting or any adjournment thereof, the persons named in this proxy will vote in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date